PLICO Variable Annuity
Account S

Financial Statements

December 31, 2021

PLICO Variable Annuity Account S

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Contract Holders of PLICO Variable Annuity Account S and the Board of Directors of
Protective Life Insurance Company:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the subaccounts listed in Appendix A that comprise PLICO Variable Annuity Account S (the Separate Account) of Protective Life Insurance Company as of December 31, 2021, the related statements of operations and changes in net assets for the periods described in Appendix A, and the related notes (collectively, the financial statements) and the financial highlights for each of the periods then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2021, the results of its operations and changes in its net assets for the periods then ended, and the financial highlights for the periods then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the underlying mutual funds or their transfer agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Protective Life Insurance Company separate accounts since 2019.

Birmingham, Alabama
April 14, 2022

Appendix A

The subaccounts that comprise PLICO Variable Annuity Account S were audited according to varying periods as defined in the table below:

Subaccount	Statement of Assets and Liabilities	Statements of Operations and Changes in Net Assets
AB VPS Growth and Income B	As of December 31, 2021	For the period June 21, 2021 (commencement of operations) to December 31, 2021
AB VPS Large Cap Growth B	As of December 31, 2021	For the period May 24, 2021 (commencement of operations) to December 31, 2021
AB VPS Small Cap Growth B	As of December 31, 2021	For the period May 24, 2021 (commencement of operations) to December 31, 2021
AB VPS Small/Mid Cap Value B	As of December 31, 2021	For the period June 3, 2021 (commencement of operations) to December 31, 2021
American Funds Asset Allocation Class 4	As of December 31, 2021	For the period January 27, 2021 (commencement of operations) to December 31, 2021
American Funds Capital Income Builder Class 4	As of December 31, 2021	For the period March 16, 2021 (commencement of operations) to December 31, 2021
American Funds Global Growth Class 4	As of December 31, 2021	For the period January 26, 2021 (commencement of operations) to December 31, 2021
American Funds Global Small Capitalization Class 4	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
American Funds Growth - Income Class 4	As of December 31, 2021	For the period March 22, 2021 (commencement of operations) to December 31, 2021
American Funds Growth Class 4	As of December 31, 2021	For the period February 1, 2021 (commencement of operations) to December 31, 2021
American Funds Insurance Series Capital World Growth And Income Fund IV	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
American Funds Insurance Series The Bond Fund of America IV	As of December 31, 2021	For the period January 29, 2021 (commencement of operations) to December 31, 2021
American Funds Insurance Series U.S. Government Securities Fund IV	As of December 31, 2021	For the period March 8, 2021 (commencement of operations) to December 31, 2021
American Funds Insurance Series Washington Mutual Investors Fund IV	As of December 31, 2021	For the period March 4, 2021 (commencement of operations) to December 31, 2021
American Funds International Class 4	As of December 31, 2021	For the period February 5, 2021 (commencement of operations) to December 31, 2021

American Funds New World Class 4	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Blackrock 60/40 Target Allocation ETF V.I. Fund	As of December 31, 2021	For the period June 2, 2021 (commencement of operations) to December 31, 2021
Blackrock Global Allocation V.I. III	As of December 31, 2021	For the period May 24, 2021 (commencement of operations) to December 31, 2021
Blackrock International V.I. I	As of December 31, 2021	For the period May 20, 2021 (commencement of operations) to December 31, 2021
Clearbridge Variable Dividend Strategy II	As of December 31, 2021	For the period May 14, 2021 (commencement of operations) to December 31, 2021
Clearbridge Variable Large Cap Growth II	As of December 31, 2021	For the period August 10, 2021 (commencement of operations) to December 31, 2021
Clearbridge Variable Mid Cap Portfolio II	As of December 31, 2021	For the period March 4, 2021 (commencement of operations) to December 31, 2021
Clearbridge Variable Small Cap Growth II	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Columbia VP Balanced 2	As of December 31, 2021	For the period May 24, 2021 (commencement of operations) to December 31, 2021
Columbia VP Intermediate Bond 2	As of December 31, 2021	For the period May 24, 2021 (commencement of operations) to December 31, 2021
Columbia VP Limited Duration Credit 2	As of December 31, 2021	For the period July 13, 2021 (commencement of operations) to December 31, 2021
Columbia VP Select Mid Cap Value 2	As of December 31, 2021	For the period June 3, 2021 (commencement of operations) to December 31, 2021
Columbia VP Strategic Income 2	As of December 31, 2021	For the period May 24, 2021 (commencement of operations) to December 31, 2021
Fidelity Investment Grade Bond SC2	As of December 31, 2021	For the period January 27, 2021 (commencement of operations) to December 31, 2021
Fidelity Mid Cap SC2	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Fidelity VIP Asset Manager Service 2	As of December 31, 2021	For the period November 8, 2021 (commencement of operations) to December 31, 2021
Fidelity VIP Balanced Service 2	As of December 31, 2021	For the period May 24, 2021 (commencement of operations) to December 31, 2021
Fidelity VIP Bond Index Port	As of December 31, 2021	For the period May 12, 2021 (commencement of operations) to December 31, 2021

Fidelity VIP Energy Service 2	As of December 31, 2021	For the period May 5, 2021 (commencement of operations) to December 31, 2021
Fidelity VIP Extended Market Index Port	As of December 31, 2021	For the period May 20, 2021 (commencement of operations) to December 31, 2021
Fidelity VIP Fundsmanager 20% Service 2	As of December 31, 2021	For the period May 21, 2021 (commencement of operations) to December 31, 2021
Fidelity VIP Fundsmanager 85% Service 2	As of December 31, 2021	For the period July 1, 2021 (commencement of operations) to December 31, 2021
Fidelity VIP Health Care Port Svc 2	As of December 31, 2021	For the period May 5, 2021 (commencement of operations) to December 31, 2021
Fidelity VIP International Index Port	As of December 31, 2021	For the period May 5, 2021 (commencement of operations) to December 31, 2021
Fidelity VIP Target Volatility Svc 2	As of December 31, 2021	For the period June 30, 2021 (commencement of operations) to December 31, 2021
Fidelity VIP Total Market Index Port	As of December 31, 2021	For the period May 14, 2021 (commencement of operations) to December 31, 2021
Fidelity VIP Technology Initial	As of December 31, 2021	For the period May 5, 2021 (commencement of operations) to December 31, 2021
Fidelity VIP Utilities Initial	As of December 31, 2021	For the period June 23, 2021 (commencement of operations) to December 31, 2021
Franklin Dynatech VIP Fund	As of December 31, 2021	For the period February 17, 2021 (commencement of operations) to December 31, 2021
Franklin Templeton VIP Trust Franklin Foreign Securities Cl 2	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Franklin Templeton VIP Trust Franklin Income VIP Cl 2	As of December 31, 2021	For the period March 12, 2021 (commencement of operations) to December 31, 2021
Franklin Templeton VIP Trust Franklin Rising Dividends Cl 2	As of December 31, 2021	For the period March 11, 2021 (commencement of operations) to December 31, 2021
Franklin Templeton VIP Trust Franklin Small Cap Value Securities Cl 2	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth VIP Cl 2	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Franklin Templeton VIP Trust Franklin Strategic Income Securities Cl 2	As of December 31, 2021	For the period March 10, 2021 (commencement of operations) to December 31, 2021

Franklin Templeton VIP Trust Global Bond Securities C l2	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Franklin Templeton VIP Trust Mutual Global Discovery Securities Cl 2	As of December 31, 2021	For the period March 8, 2021 (commencement of operations) to December 31, 2021
Franklin Templeton VIP Trust Mutual Shares Securities Cl 2	As of December 31, 2021	For the period March 22, 2021 (commencement of operations) to December 31, 2021
Franklin Templeton VIP Trust Templeton Developing Markets Securities Cl 2	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Goldman Sachs Mid Cap Value SC	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Goldman Sachs Small Cap Equity Insights SC	As of December 31, 2021	For the period June 16, 2021 (commencement of operations) to December 31, 2021
Goldman Sachs Strategic Growth SC	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Goldman Sachs VIT Core Fixed Income SC	As of December 31, 2021	For the period January 29, 2021 (commencement of operations) to December 31, 2021
Goldman Sachs VIT Growth Opportunities SC	As of December 31, 2021	For the period February 25, 2021 (commencement of operations) to December 31, 2021
Goldman Sachs VIT Trend Driven Allocation Fund	As of December 31, 2021	For the period April 19, 2021 (commencement of operations) to December 31, 2021
Great-West Bond Index Fund Inv	As of December 31, 2021	For the period January 26, 2021 (commencement of operations) to December 31, 2021
Invesco Oppenheimer VI Conservative Balanced II	As of December 31, 2021	For the period May 24, 2021 (commencement of operations) to December 31, 2021
Invesco V.I. Balanced Risk Allocation II	As of December 31, 2021	For the period September 1, 2021 (commencement of operations) to December 31, 2021
Invesco V.I. Comstock II	As of December 31, 2021	For the period May 14, 2021 (commencement of operations) to December 31, 2021
Invesco V.I. Equity and Income II	As of December 31, 2021	For the period March 19, 2021 (commencement of operations) to December 31, 2021
Invesco V.I. Global Fund II	As of December 31, 2021	For the period February 24, 2021 (commencement of operations) to December 31, 2021
Invesco V.I. Global Real Estate II	As of December 31, 2021	For the period February 5, 2021 (commencement of operations) to December 31, 2021
Invesco V.I. Government Securities II	As of December 31, 2021	For the period March 11, 2021 (commencement of operations) to December 31, 2021

Invesco V.I. Growth & Income II	As of December 31, 2021	For the period July 22, 2021 (commencement of operations) to December 31, 2021
Invesco V.I. International Growth Fund II	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Invesco V.I. Main Street Fund II	As of December 31, 2021	For the period March 15, 2021 (commencement of operations) to December 31, 2021
Invesco V.I. Main Street Small Cap Fund II	As of December 31, 2021	For the period June 3, 2021 (commencement of operations) to December 31, 2021
Invesco V.I. U.S. Government Money Portfolio I	As of December 31, 2021	For the period May 19, 2021 (commencement of operations) to December 31, 2021
Lord Abbett Bond Debenture VC	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Lord Abbett Growth Opportunities VC	As of December 31, 2021	For the period April 9, 2021 (commencement of operations) to December 31, 2021
Lord Abbett Series Fund - Dividend Growth Portfolio	As of December 31, 2021	For the period March 15, 2021 (commencement of operations) to December 31, 2021
Lord Abbett Series Fundamental Equity VC	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
Lord Abbett Series Short Duration Inc VC	As of December 31, 2021	For the period June 23, 2021 (commencement of operations) to December 31, 2021
PIMCO Income Advisor	As of December 31, 2021	For the period June 16, 2021 (commencement of operations) to December 31, 2021
PIMCO VIT All Asset Advisor	As of December 31, 2021	For the period March 16, 2021 (commencement of operations) to December 31, 2021
PIMCO VIT Global Diversified Allocation	As of December 31, 2021	For the period March 8, 2021 (commencement of operations) to December 31, 2021
PIMCO VIT High Yield Adv	As of December 31, 2021	For the period May 12, 2021 (commencement of operations) to December 31, 2021
PIMCO VIT Long-Term US Government Advisor	As of December 31, 2021	For the period March 9, 2021 (commencement of operations) to December 31, 2021
PIMCO VIT Low Duration Advisor	As of December 31, 2021	For the period January 29, 2021 (commencement of operations) to December 31, 2021
PIMCO VIT Real Return Advisor	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
PIMCO VIT Short-Term Advisor	As of December 31, 2021	For the period March 16, 2021 (commencement of operations) to December 31, 2021

PIMCO VIT Total Return Advisor	As of December 31, 2021	For the period February 3, 2021 (commencement of operations) to December 31, 2021
PL Dynamic Allocation Series - Conservative	As of December 31, 2021	For the period February 16, 2021 (commencement of operations) to December 31, 2021
PL Dynamic Allocation Series - Growth	As of December 31, 2021	For the period January 27, 2021 (commencement of operations) to December 31, 2021
PL Dynamic Allocation Series - Moderate	As of December 31, 2021	For the period January 27, 2021 (commencement of operations) to December 31, 2021
Royce Capital Fund Small-Cap SC	As of December 31, 2021	For the period March 10, 2021 (commencement of operations) to December 31, 2021
Schwab Government Money Market Portfolio	As of December 31, 2021	For the period January 27, 2021 (commencement of operations) to December 31, 2021
Schwab S&P 500 Index Portfolio	As of December 31, 2021	For the period January 26, 2021 (commencement of operations) to December 31, 2021
Schwab VIT Balanced	As of December 31, 2021	For the period January 27, 2021 (commencement of operations) to December 31, 2021
Schwab VIT Balanced with Growth	As of December 31, 2021	For the period January 27, 2021 (commencement of operations) to December 31, 2021
Schwab VIT Growth	As of December 31, 2021	For the period January 27, 2021 (commencement of operations) to December 31, 2021
T. Rowe Price All-Cap Opportunities Portfolio	As of December 31, 2021	For the period May 14, 2021 (commencement of operations) to December 31, 2021
T. Rowe Price Blue Chip Growth Port II	As of December 31, 2021	For the period May 24, 2021 (commencement of operations) to December 31, 2021
T. Rowe Price Health Sciences Port II	As of December 31, 2021	For the period June 3, 2021 (commencement of operations) to December 31, 2021
T. Rowe Price Moderate Allocation	As of December 31, 2021	For the period July 13, 2021 (commencement of operations) to December 31, 2021
Western Asset Core Plus VIT II	As of December 31, 2021	For the period June 16, 2021 (commencement of operations) to December 31, 2021

PLICO Variable Annuity Account S
Statement of Assets and Liabilities
As of December 31, 2021

	AB Variable Products Series Fund, Inc.				American Funds Insurance Series

	AB VPS Growth and Income B	AB VPS Large Cap Growth B	AB VPS Small Cap Growth B	AB VPS Small/Mid Cap Value B	American Funds Asset Allocation Class 4	American Funds Capital Income Builder Class 4	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 4	American Funds Growth - Income Class 4
ASSETS
Investments at fair value	$1,048,086	$2,090,326	$427,337	$308,326	$20,657,396	$1,064,625	$4,645,853	$727,115	$3,141,121
Receivable from Protective Life Insurance Company	2,301	19,037	622	386	276,669	773	18,712	818	45,701
Total assets	1,050,387	2,109,363	427,959	308,712	20,934,065	1,065,398	4,664,565	727,933	3,186,822

LIABILITIES
Payable to Protective Life Insurance Company	2,299	4,180	619	384	309,237	3,357	24,752	1,693	51,690

Net assets	$1,048,088	$2,105,183	$427,340	$308,328	$20,624,828	$1,062,041	$4,639,813	$726,240	$3,135,132

Units Outstanding	88,691	158,620	40,175	26,979	1,683,143	86,428	364,637	58,877	234,821

Shares Owned in each Portfolio	29,017	24,400	20,016	13,307	723,298	87,696	104,237	22,061	47,905

Fair Value per Share	$36.12	$85.67	$21.35	$23.17	$28.56	$12.14	$44.57	$32.96	$65.57

Investment in Fund shares, at Cost	$1,001,829	$1,998,970	$448,393	$298,638	$20,070,160	$1,033,864	$4,512,863	$747,931	$2,969,218

Note: Totals may not appear to foot/crossfoot due to rounding

Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S

Statement of Assets and Liabilities

As of December 31, 2021

	American Funds Insurance Series							BlackRock Variable Series Funds, Inc.

	American Funds Growth Class 4	American Funds Insurance Series Capital World Growth And Income Fund IV	American Funds Insurance Series The Bond Fund of America IV	American Funds Insurance Series U.S. Government Securities Fund IV	American Funds Insurance Series Washington Mutual Investors Fund IV	American Funds International Class 4	American Funds New World Class 4	Blackrock 60/40 Target Allocation ETF V.I. Fund	Blackrock Global Allocation V.I. III
ASSETS
Investments at fair value	$7,204,040	$1,242,394	$4,175,575	$622,043	$1,072,479	$2,087,663	$2,012,936	$3,181,875	$733,202
Receivable from Protective Life Insurance Company	73,409	267	2,338	341	857	74,823	501	3,542	13,443
Total assets	7,277,449	1,242,661	4,177,913	622,384	1,073,336	2,162,486	2,013,437	3,185,417	746,645

LIABILITIES
Payable to Protective Life Insurance Company	76,645	2,193	6,376	1,114	2,019	78,784	5,785	3,538	902

Net assets	$7,200,804	$1,240,468	$4,171,537	$621,270	$1,071,317	$2,083,702	$2,007,652	$3,181,879	$745,743

Units Outstanding	518,234	96,133	414,780	62,802	76,260	180,114	167,285	287,615	70,559

Shares Owned in each Portfolio	58,196	68,869	379,253	53,997	60,558	93,575	64,435	228,255	50,988

Fair Value per Share	$123.79	$18.04	$11.01	$11.52	$17.71	$22.31	$31.24	$13.94	$14.38

Investment in Fund shares, at Cost	$7,052,366	$1,207,917	$4,261,820	$647,513	$979,611	$2,220,695	$2,072,505	$3,359,754	$842,298

Note: Totals may not appear to foot/crossfoot due to rounding

Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Assets and Liabilities
As of December 31, 2021

	BlackRock Variable Series Funds, Inc.	Legg Mason Partners Variable Equity Trust				Columbia Funds Variable Insurance Trust

	Blackrock International V.I. I	Clearbridge Variable Dividend Strategy II	Clearbridge Variable Large Cap Growth II	Clearbridge Variable Mid Cap Portfolio II	Clearbridge Variable Small Cap Growth II	Columbia VP Balanced 2	Columbia VP Intermediate Bond 2	Columbia VP Limited Duration Credit 2	Columbia VP Select Mid Cap Value 2
ASSETS
Investments at fair value	$1,166,228	$225,102	$69,118	$1,646,487	$2,889,345	$534,885	$1,623,999	$523,941	$570,443
Receivable from Protective Life Insurance Company	2,187	521	97	2,676	35,667	1,087	14,333	511	773
Total assets	1,168,415	225,623	69,215	1,649,163	2,925,012	535,972	1,638,332	524,452	571,216

LIABILITIES
Payable to Protective Life Insurance Company	2,176	520	97	2,676	35,665	1,084	1,923	511	773

Net assets	$1,166,239	$225,103	$69,118	$1,646,487	$2,889,347	$534,888	$1,636,409	$523,941	$570,443

Units Outstanding	113,711	18,015	5,521	114,714	227,647	47,836	163,608	52,698	48,279

Shares Owned in each Portfolio	98,167	8,752	1,615	56,678	85,458	12,923	158,439	53,518	15,885

Fair Value per Share	$11.88	$25.72	$42.81	$29.05	$33.81	$41.39	$10.25	$9.79	$35.91

Investment in Fund shares, at Cost	$1,451,789	$225,573	$69,395	$1,654,891	$3,156,180	$519,201	$1,635,854	$525,402	$540,312

Note: Totals may not appear to foot/crossfoot due to rounding

Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Assets and Liabilities
As of December 31, 2021

	Columbia Funds Variable Insurance Trust	Fidelity Variable Insurance Products

	Columbia VP Strategic Income 2	Fidelity Investment Grade Bond SC2	Fidelity Mid Cap SC2	Fidelity VIP Asset Manager Service 2	Fidelity VIP Balanced Service 2	Fidelity VIP Bond Index Port	Fidelity VIP Energy Service 2	Fidelity VIP Extended Market Index Port	Fidelity VIP Fundsmanager 20% Service 2
ASSETS
Investments at fair value	$667,693	$8,780,933	$3,189,522	$54,673	$7,664,459	$4,306,587	$298,049	$1,388,866	$385,015
Receivable from Protective Life Insurance Company	2,563	135,819	10,878	54	320,797	5,499	9,595	1,719	673
Total assets	670,256	8,916,752	3,200,400	54,727	7,985,256	4,312,086	307,644	1,390,585	385,688

LIABILITIES
Payable to Protective Life Insurance Company	1,527	138,231	18,982	54	298,352	5,499	9,593	1,711	673

Net assets	$668,729	$8,778,521	$3,181,418	$54,673	$7,686,904	$4,306,587	$298,051	$1,388,874	$385,015

Units Outstanding	66,579	877,826	222,957	5,037	668,523	428,195	26,583	128,002	36,986

Shares Owned in each Portfolio	158,974	676,497	80,973	3,070	312,580	392,221	18,996	98,084	31,715

Fair Value per Share	$4.20	$12.98	$39.39	$17.81	$24.52	$10.98	$15.69	$14.16	$12.14

Investment in Fund shares, at Cost	$677,181	$8,988,636	$3,446,533	$55,991	$7,513,649	$4,345,798	$307,246	$1,450,431	$385,646

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Assets and Liabilities
As of December 31, 2021

	Fidelity Variable Insurance Products							Franklin Templeton Variable Insurance Products Trust

	Fidelity VIP Fundsmanager 85% Service 2	Fidelity VIP Health Care Port Svc 2	Fidelity VIP International Index Port	Fidelity VIP Target Volatility Svc 2	Fidelity VIP Total Market Index Port	Fidelity VIP Technology Initial	Fidelity VIP Utilities Initial	Franklin Dynatech VIP Fund	Franklin Templeton VIP Trust Franklin Foreign Securities Cl 2
ASSETS
Investments at fair value	$882,577	$1,014,872	$4,143,948	$367,552	$2,406,409	$3,282,288	$133,494	$599,085	$94,871
Receivable from Protective Life Insurance Company	46,531	253,990	11,773	959	3,825	507,187	215	1,204	255
Total assets	929,108	1,268,862	4,155,721	368,511	2,410,234	3,789,475	133,709	600,289	95,126

LIABILITIES
Payable to Protective Life Insurance Company	46,530	253,989	11,752	958	3,828	507,209	216	1,203	254

Net assets	$882,578	$1,014,873	$4,143,969	$367,553	$2,406,406	$3,282,266	$133,493	$599,086	$94,872

Units Outstanding	76,983	91,230	396,601	33,088	197,876	249,877	10,933	49,291	7,818

Shares Owned in each Portfolio	56,395	25,442	363,186	28,918	138,618	92,070	6,418	50,556	6,981

Fair Value per Share	$15.65	$39.89	$11.41	$12.71	$17.36	$35.65	$20.80	$11.85	$13.59

Investment in Fund shares, at Cost	$873,262	$990,221	$4,218,605	$400,113	$2,297,372	$3,197,598	$123,324	$588,209	$100,683

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Assets and Liabilities
As of December 31, 2021

	Franklin Templeton Variable Insurance Products Trust

	Franklin Templeton VIP Trust Franklin Income VIP Cl 2	Franklin Templeton VIP Trust Franklin Rising Dividends Cl 2	Franklin Templeton VIP Trust Franklin Small Cap Value Securities Cl 2	Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth VIP Cl 2	Franklin Templeton VIP Trust Franklin Strategic Income Securities Cl 2	Franklin Templeton VIP Trust Global Bond Securities Cl 2	Franklin Templeton VIP Trust Mutual Global Discovery Securities Cl 2	Franklin Templeton VIP Trust Mutual Shares Securities Cl 2	Franklin Templeton VIP Trust Templeton Developing Markets Securities Cl 2
ASSETS
Investments at fair value	$829,978	$2,913,677	$1,092,753	$1,794,537	$354,719	$430,541	$151,682	$236,610	$959,617
Receivable from Protective Life Insurance Company	1,438	196,026	254,023	29,560	448	979	334	18,426	20,518
Total assets	831,416	3,109,703	1,346,776	1,824,097	355,167	431,520	152,016	255,036	980,135

LIABILITIES
Payable to Protective Life Insurance Company	1,439	209,613	256,654	29,560	448	979	334	30,144	20,518

Net assets	$829,977	$2,900,090	$1,090,122	$1,794,537	$354,719	$430,541	$151,682	$224,892	$959,617

Units Outstanding	66,050	214,612	74,185	148,847	33,769	45,183	11,038	16,615	88,733

Shares Owned in each Portfolio	49,521	82,261	62,301	80,149	34,674	32,791	7,735	12,323	89,936

Fair Value per Share	$16.76	$35.42	$17.54	$22.39	$10.23	$13.13	$19.61	$19.20	$10.67

Investment in Fund shares, at Cost	$797,831	$2,680,388	$1,065,156	$1,853,456	$355,027	$438,340	$145,459	$228,761	$1,064,821

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Assets and Liabilities
As of December 31, 2021

	Goldman Sachs Variable Insurance Trust						Great-West Funds, Inc.	Invesco Variable Insurance Funds

	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs VIT Trend Driven Allocation Fund	Great-West Bond Index Fund Inv	Invesco Oppenheimer VI Conservative Balanced II	Invesco V.I. Balanced Risk Allocation II
ASSETS
Investments at fair value	$227,489	$128,186	$2,146,029	$1,071,501	$906,098	$229,962	$6,606,171	$676,552	$473,348
Receivable from Protective Life Insurance Company	347	187	29,205	43,460	1,744	480	728,073	15,987	706
Total assets	227,836	128,373	2,175,234	1,114,961	907,842	230,442	7,334,244	692,539	474,054

LIABILITIES
Payable to Protective Life Insurance Company	5,860	186	29,206	53,476	1,744	481	727,974	719	706

Net assets	$221,976	$128,187	$2,146,028	$1,061,485	$906,098	$229,961	$6,606,270	$691,820	$473,348

Units Outstanding	14,945	11,613	163,868	107,995	72,619	18,791	674,883	63,415	40,241

Shares Owned in each Portfolio	11,536	9,914	129,669	96,271	74,270	17,882	452,813	36,950	44,867

Fair Value per Share	$19.72	$12.93	$16.55	$11.13	$12.20	$12.86	$14.54	$18.25	$10.55

Investment in Fund shares, at Cost	$226,589	$153,641	$2,240,420	$1,075,950	$1,021,691	$249,797	$6,698,687	$684,154	$486,863

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Assets and Liabilities
As of December 31, 2021

	Invesco Variable Insurance Funds

	Invesco V.I . Comstock II	Invesco V.I. Equity and Income II	Invesco V.I. Global Fund II	Invesco V.I. Global Real Estate II	Invesco V.I. Government Securities II	Invesco V.I. Growth & Income II	Invesco V.I. International Growth Fund II	Invesco V.I. Main Street Fund II	Invesco V.I. Main Street Small Cap Fund II
ASSETS
Investments at fair value	$267,484	$1,124,934	$1,601,312	$684,437	$469,161	$248,797	$973,660	$649,667	$605,196
Receivable from Protective Life Insurance Company	267	25,701	203,736	19,883	18,541	390	1,904	18,430	3,522
Total assets	267,751	1,150,635	1,805,048	704,320	487,702	249,187	975,564	668,097	608,718

LIABILITIES
Payable to Protective Life Insurance Company	280	25,921	203,735	19,883	30,919	390	1,904	34,635	901

Net assets	$267,471	$1,124,714	$1,601,313	$684,437	$456,783	$248,797	$973,660	$633,462	$607,817

Units Outstanding	17,336	85,093	123,291	51,360	46,849	16,869	83,227	46,989	54,057

Shares Owned in each Portfolio	12,707	54,741	28,503	39,044	41,263	10,515	23,911	18,415	19,630

Fair Value per Share	$21.05	$20.55	$56.18	$17.53	$11.37	$23.66	$40.72	$35.28	$30.83

Investment in Fund shares, at Cost	$252,107	$1,115,429	$1,560,326	$641,703	$483,764	$240,397	$1,048,463	$612,697	$617,914

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Assets and Liabilities
As of December 31, 2021

	Invesco Variable Insurance Funds	Lord Abbett Series Fund, Inc.					PIMCO Variable Insurance Trust

	Invesco V.I. U.S. Government Money Portfolio I	Lord Abbett Bond Debenture VC	Lord Abbett Growth Opportunities VC	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fundamental Equity VC	Lord Abbett Series Short Duration Inc VC	PIMCO Income Advisor	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation
ASSETS
Investments at fair value	$282,276	$1,932,716	$216,092	$544,710	$144,048	$488,451	$974,293	$467,716	$163,153
Receivable from Protective Life Insurance Company	296	16,563	488	18,465	227	1,195	1,957	1,120	100,316
Total assets	282,572	1,949,279	216,580	563,175	144,275	489,646	976,250	468,836	263,469

LIABILITIES
Payable to Protective Life Insurance Company	297	3,629	488	30,891	227	1,196	1,955	1,120	100,316

Net assets	$282,275	$1,945,650	$216,092	$532,284	$144,048	$488,450	$974,295	$467,716	$163,153

Units Outstanding	28,310	180,677	18,343	40,015	10,253	48,829	95,511	36,617	14,133

Shares Owned in each Portfolio	282,276	157,131	15,785	26,873	7,163	34,667	89,303	40,113	15,733

Fair Value per Share	$1.00	$12.30	$13.69	$20.27	$20.11	$14.09	$10.91	$11.66	$10.37

Investment in Fund shares, at Cost	$282,276	$2,009,874	$257,633	$524,448	$141,848	$500,413	$979,484	$477,421	$167,591

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Assets and Liabilities
As of December 31, 2021

	PIMCO Variable Insurance Trust						Clayton Street Trust

	PIMCO VIT High Yield Adv	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	PL Dynamic Allocation Series - Conservative	PL Dynamic Allocation Series - Growth	PL Dynamic Allocation Series - Moderate
ASSETS
Investments at fair value	$779,891	$191,994	$2,344,669	$734,537	$2,836,209	$3,485,205	$2,164,761	$573,511	$5,496,571
Receivable from Protective Life Insurance Company	1,188	5,988	9,403	1,050	472,710	41,101	5,456	328,566	167,107
Total assets	781,079	197,982	2,354,072	735,587	3,308,919	3,526,306	2,170,217	902,077	5,663,678

LIABILITIES
Payable to Protective Life Insurance Company	1,199	5,986	16,861	1,072	466,613	48,558	5,455	335,029	169,333

Net assets	$779,880	$191,996	$2,337,211	$734,515	$2,842,306	$3,477,748	$2,164,762	$567,048	$5,494,345

Units Outstanding	79,419	20,669	236,234	68,658	285,379	350,326	189,759	42,806	459,627

Shares Owned in each Portfolio	103,645	17,081	229,195	52,504	275,360	323,904	168,072	37,509	392,893

Fair Value per Share	$7.94	$11.24	$10.23	$13.99	$10.30	$10.76	$12.88	$15.29	$13.99

Investment in Fund shares, at Cost	$781,389	$217,060	$2,369,032	$730,248	$2,860,721	$3,592,325	$2,100,465	$503,781	$5,109,678

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Assets and Liabilities
As of December 31, 2021

	Royce Capital Fund	Schwab Variable Insurance Trust					T. Rowe Price Equity Series, Inc

	Royce Capital Fund Small-Cap SC	Schwab Government Money Market Portfolio	Schwab S&P 500 Index Portfolio	Schwab VIT Balanced	Schwab VIT Balanced with Growth	Schwab VIT Growth	T. Rowe Price All- Cap Opportunities Portfolio	T. Rowe Price Blue Chip Growth Port II	T. Rowe Price Health Sciences Port II
ASSETS
Investments at fair value	$66,844	$24,445,049	$87,665,717	$8,223,097	$10,796,240	$5,095,284	$3,264,258	$1,386,950	$737,251
Receivable from Protective Life Insurance Company	29,665	376,620	608,257	489,837	244,549	455,466	2,650	2,430	1,497
Total assets	96,509	24,821,669	88,273,974	8,712,934	11,040,789	5,550,750	3,266,908	1,389,380	738,748

LIABILITIES
Payable to Protective Life Insurance Company	29,666	376,735	616,325	276,590	459,781	464,794	2,591	2,421	1,497

Net assets	$66,843	$24,444,934	$87,657,649	$8,436,344	$10,581,008	$5,085,956	$3,264,317	$1,386,959	$737,251

Units Outstanding	4,444	2,454,552	6,328,976	722,846	903,042	398,425	314,432	117,437	67,409

Shares Owned in each Portfolio	7,266	24,445,049	1,245,075	548,572	626,232	256,948	76,602	27,481	12,049

Fair Value per Share	$9.20	$1.00	$70.41	$14.99	$17.24	$19.83	$38.68	$50.47	$61.19

Investment in Fund shares, at Cost	$64,277	$24,445,049	$78,015,201	$8,017,760	$10,476,618	$4,853,559	$3,524,246	$1,523,290	$778,462

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S

Statement of Assets and Liabilities

As of December 31, 2021

	T. Rowe Price Equity Series, Inc	Legg Mason Partners Variable Equity Trust

	T. Rowe Price Moderate Allocation	Western Asset Core Plus VIT II
ASSETS
Investments at fair value	$1,390,767	$688,779
Receivable from Protective Life Insurance Company	47,715	1,307
Total assets	1,438,482	690,086

LIABILITIES
Payable to Protective Life Insurance Company	47,685	1,307
Net assets	$1,390,797	$688,779

Units Outstanding	129,042	67,870

Shares Owned in each Portfolio	55,691	115,761

Fair Value per Share	$22.63	$5.95

Investment in Fund shares, at Cost	$1,512,718	$713,248

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Operations
For the period ended December 31, 2021

	AB Variable Products Series Fund, Inc.				American Funds Insurance Series

	AB VPS Growth and Income B	AB VPS Large Cap Growth B	AB VPS Small Cap Growth B	AB VPS Small/Mid Cap Value B	American Funds Asset Allocation Class 4	American Funds Capital Income Builder Class 4	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 4	American Funds Growth - Income Class 4
INVESTMENT INCOME
Dividend income	$715	$-	$-	$504	$279,006	$19,352	$8,797	$-	$22,897

EXPENSES
Mortality and expense risk and administrative charges	833	1,941	472	304	49,321	1,595	8,994	1,631	4,470

Net investment income (loss)	(118)	(1,941)	(472)	200	229,685	17,757	(197)	(1,631)	18,427

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	1,341	75	(16,427)	294	(930)	(832)	1,759	(463)	1,478
Capital gain distributions	-	32,428	31,191	-	364,476	-	92,424	10,450	6,054
Net realized gain (loss) on investments	1,341	32,503	14,764	294	363,546	(832)	94,183	9,987	7,532

Net unrealized appreciation (depreciation) on investments	46,256	91,355	(21,056)	9,688	587,237	30,761	132,989	(20,816)	171,903
Net realized and unrealized gain (loss) on investments	47,597	123,858	(6,292)	9,982	950,783	29,929	227,172	(10,829)	179,435

Net increase (decrease) in net assets resulting from operations	$47,479	$121,917	$(6,764)	$10,182	$1,180,468	$47,686	$226,975	$(12,460)	$197,862

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S

Statement of Operations

For the period ended December 31, 2021

	American Funds Insurance Series							BlackRock Variable Series Funds, Inc.

	American Funds Growth Class 4	American Funds Insurance Series Capital World Growth And Income Fund IV	American Funds Insurance Series The Bond Fund of America IV	American Funds Insurance Series U.S. Government Securities Fund IV	American Funds Insurance Series Washington Mutual Investors Fund IV	American Funds International Class 4	American Funds New World Class 4	Blackrock 60/40 Target Allocation ETF V.I. Fund	Blackrock Global Allocation V.I. III
INVESTMENT INCOME
Dividend income	$11,381	$18,456	$52,957	$7,385	$11,810	$48,847	$14,507	$51,530	$2,199

EXPENSES
Mortality and expense risk and administrative charges	13,090	2,021	7,082	1,413	1,551	3,488	3,577	2,718	638

Net investment income (loss)	(1,709)	16,435	45,875	5,972	10,259	45,359	10,930	48,812	1,561

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	6,284	(853)	(183)	(325)	4,391	803	2,296	(437)	(38)
Capital gain distributions	425,353	11,699	59,327	24,884	-	-	36,728	217,481	108,708
Net realized gain (loss) on investments	431,637	10,846	59,144	24,559	4,391	803	39,024	217,044	108,670

Net unrealized appreciation (depreciation) on investments	151,674	34,477	(86,245)	(25,469)	92,868	(133,032)	(59,569)	(177,879)	(109,095)

Net realized and unrealized gain (loss) on investments	583,311	45,323	(27,101)	(910)	97,259	(132,229)	(20,545)	39,165	(425)

Net increase (decrease) in net assets resulting from operations	$581,602	$61,758	$18,774	$5,062	$107,518	$(86,870)	$(9,615)	$87,977	$1,136

Note: Totals may not appear to foot/crossfoot due to rounding

                    Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S

Statement of Operations

For the period ended December 31, 2021

	BlackRock Variable Series Funds, Inc.	Legg Mason Partners Variable Equity Trust				Columbia Funds Variable Insurance Trust

	Blackrock International V.I. I	Clearbridge Variable Dividend Strategy II	Clearbridge Variable Large Cap Growth II	Clearbridge Variable Mid Cap Portfolio II	Clearbridge Variable Small Cap Growth II	Columbia VP Balanced 2	Columbia VP Intermediate Bond 2	Columbia VP Limited Duration Credit 2	Columbia VP Select Mid Cap Value 2
INVESTMENT INCOME
Dividend income	$7,722	$2,166	$-	$143	$-	$-	$1,469	$212	$-

EXPENSES
Mortality and expense risk and administrative charges	907	348	78	2,752	4,972	762	1,285	276	443

Net investment income (loss)	6,815	1,818	(78)	(2,609)	(4,972)	(762)	184	(64)	(443)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	13	21	28	(786)	2,391	210	(25)	(1)	(22)
Capital gain distributions	234,114	15,753	3,693	145,675	309,889	-	3,435	-	-
Net realized gain (loss) on investments	234,127	15,774	3,721	144,889	312,280	210	3,410	(1)	(22)

Net unrealized appreciation (depreciation) on investments	(285,561)	(471)	(277)	(8,404)	(266,835)	15,683	(11,855)	(1,461)	30,131

Net realized and unrealized gain (loss) on investments	(51,434)	15,303	3,444	136,485	45,445	15,893	(8,445)	(1,462)	30,109

Net increase (decrease) in net assets resulting from operations	$(44,619)	$17,121	$3,366	$133,876	$40,473	$15,131	$(8,261)	$(1,526)	$29,666

Note: Totals may not appear to foot/crossfoot due to rounding

                      Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S

Statement of Operations

For the period ended December 31, 2021

	Columbia Funds Variable Insurance Trust	Fidelity Variable Insurance Products

	Columbia VP Strategic Income 2	Fidelity Investment Grade Bond SC2	Fidelity Mid Cap SC2	Fidelity VIP Asset Manager Service 2	Fidelity VIP Balanced Service 2	Fidelity VIP Bond Index Port	Fidelity VIP Energy Service 2	Fidelity VIP Extended Market Index Port	Fidelity VIP Fundsmanager 20% Service 2
INVESTMENT INCOME
Dividend income	$6,044	$123,831	$10,427	$750	$34,343	$21,630	$4,764	$12,248	$2,834

EXPENSES
Mortality and expense risk and administrative charges	722	23,574	5,195	33	11,077	3,482	300	1,085	526

Net investment income (loss)	5,322	100,257	5,232	717	23,266	18,148	4,464	11,163	2,308

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	(6)	726	1,450	-	(53)	12	(2,303)	(1,433)	(1,069)
Capital gain distributions	-	147,421	481,556	307	137,626	-	-	64,055	126
Net realized gain (loss) on investments	(6)	148,147	483,006	307	137,573	12	(2,303)	62,622	(943)

Net unrealized appreciation (depreciation) on investments	(9,488)	(207,702)	(257,011)	(1,319)	150,811	(39,211)	(9,197)	(61,565)	(631)

Net realized and unrealized gain (loss) on investments	(9,494)	(59,555)	225,995	(1,012)	288,384	(39,199)	(11,500)	1,057	(1,574)

Net increase (decrease) in net assets resulting from operations	$(4,172)	$40,702	$231,227	$(295)	$311,650	$(21,051)	$(7,036)	$12,220	$734

Note: Totals may not appear to foot/crossfoot due to rounding

                    Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S

Statement of Operations

For the period ended December 31, 2021

	Fidelity Variable Insurance Products							Franklin Templeton Variable Insurance Products Trust

	Fidelity VIP Fundsmanager 85% Service 2	Fidelity VIP Health Care Port Svc 2	Fidelity VIP International Index Port	Fidelity VIP Target Volatility Svc 2	Fidelity VIP Total Market Index Port	Fidelity VIP Technology Initial	Fidelity VIP Utilities Initial	Franklin Dynatech VIP Fund	Franklin Templeton VIP Trust Franklin Foreign Securities Cl 2
INVESTMENT INCOME
Dividend income	$3,905	$-	$85,388	$-	$16,698	$-	$-	$-	$2,732

EXPENSES
Mortality and expense risk and administrative charges	882	1,502	3,262	820	2,793	3,193	135	1,645	340

Net investment income (loss)	3,023	(1,502)	82,126	(820)	13,905	(3,193)	(135)	(1,645)	2,392

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	(5)	(603)	(134)	12	(296)	(1,340)	84	(337)	(1,346)
Capital gain distributions	6,332	726	4,173	47,274	10,527	108,271	2,218	24,663	-
Net realized gain (loss) on investments	6,327	123	4,039	47,286	10,231	106,931	2,302	24,326	(1,346)

Net unrealized appreciation (depreciation) on investments	9,315	24,651	(74,657)	(32,561)	109,036	84,690	10,169	10,876	(5,811)

Net realized and unrealized gain (loss) on investments	15,642	24,774	(70,618)	14,725	119,267	191,621	12,471	35,202	(7,157)

Net increase (decrease) in net assets resulting from operations	$18,665	$23,272	$11,508	$13,905	$133,172	$188,428	$12,336	$33,557	$(4,765)

Note: Totals may not appear to foot/crossfoot due to rounding

                    Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S

Statement of Operations

For the period ended December 31, 2021

	Franklin Templeton Variable Insurance Products Trust

	Franklin Templeton VIP Trust Franklin Income VIP Cl 2	Franklin Templeton VIP Trust Franklin Rising Dividends Cl 2	Franklin Templeton VIP Trust Franklin Small Cap Value Securities Cl 2	Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth VIP Cl 2	Franklin Templeton VIP Trust Franklin Strategic Income Securities Cl 2	Franklin Templeton VIP Trust Global Bond Securities Cl 2	Franklin Templeton VIP Trust Mutual Global Discovery Securities Cl 2	Franklin Templeton VIP Trust Mutual Shares Securities Cl 2	Franklin Templeton VIP Trust Templeton Developing Markets Securities Cl 2
INVESTMENT INCOME
Dividend income	$7,397	$7,988	$5,066	$-	$2,448	$-	$3,944	$6,670	$4,661

EXPENSES
Mortality and expense risk and administrative charges	1,223	3,890	2,024	3,926	440	513	426	466	2,027

Net investment income (loss)	6,174	4,098	3,042	(3,926)	2,008	(513)	3,518	6,204	2,634

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	567	2,045	23,217	152	(8)	(80)	25	(16)	813
Capital gain distributions	-	30,085	13,414	126,874	-	-	-	-	10,682
Net realized gain (loss) on investments	567	32,130	36,631	127,026	(8)	(80)	25	(16)	11,495

Net unrealized appreciation (depreciation) on investments	32,147	233,289	27,597	(58,919)	(308)	(7,799)	6,222	7,848	(105,204)

Net realized and unrealized gain (loss) on investments	32,714	265,419	64,228	68,107	(316)	(7,879)	6,247	7,832	(93,709)

Net increase (decrease) in net assets resulting from operations	$38,888	$269,517	$67,270	$64,181	$1,692	$(8,392)	$9,765	$14,036	$(91,075)

Note: Totals may not appear to foot/crossfoot due to rounding

                  Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Operations
For the period ended December 31, 2021

	Goldman Sachs Variable Insurance Trust						Great-West Funds, Inc.	Invesco Variable Insurance Funds

	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs VIT Trend Driven Allocation Fund	Great-West Bond Index Fund Inv	Invesco Oppenheimer VI Conservative Balanced II	Invesco V.I. Balanced Risk Allocation II
INVESTMENT INCOME
Dividend income	$436	$295	$-	$6,357	$-	$-	$33,357	$3,771	$8,161

EXPENSES
Mortality and expense risk and administrative charges	403	125	3,434	1,912	2,155	281	11,915	470	288

Net investment income (loss)	33	170	(3,434)	4,445	(2,155)	(281)	21,442	3,301	7,873

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	403	(2)	1,174	(229)	73	(20)	544	3	1
Capital gain distributions	29,032	27,695	240,662	1,392	155,114	27,921	37,787	15,200	8,780
Net realized gain (loss) on investments	29,435	27,693	241,836	1,163	155,187	27,901	38,331	15,203	8,781

Net unrealized appreciation (depreciation) on investments	900	(25,456)	(94,391)	(4,449)	(115,593)	(19,835)	(92,516)	(7,602)	(13,515)

Net realized and unrealized gain (loss) on investments	30,335	2,237	147,445	(3,286)	39,594	8,066	(54,185)	7,601	(4,734)

Net increase (decrease) in net assets resulting from operations	$30,368	$2,407	$144,011	$1,159	$37,439	$7,785	$(32,743)	$10,902	$3,139

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Operations
For the period ended December 31, 2021

	Invesco Variable Insurance Funds

	Invesco V.I. Comstock II	Invesco V.I. Equity and Income II	Invesco V.I. Global Fund II	Invesco V.I. Global Real Estate II	Invesco V.I. Government Securities II	Invesco V.I. Growth & Income II	Invesco V.I. International Growth Fund II	Invesco V.I. Main Street Fund II	Invesco V.I. Main Street Small Cap Fund II
INVESTMENT INCOME
Dividend income	$2,637	$11,846	$-	$13,836	$8,711	$2,377	$10,662	$2,751	$597

EXPENSES
Mortality and expense risk and administrative charges	270	1,199	4,395	1,109	880	284	2,136	1,065	539

Net investment income (loss)	2,367	10,647	(4,395)	12,727	7,831	2,093	8,526	1,686	58

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	876	3,376	(3,918)	422	(54)	(23)	(2,127)	(65)	(1,879)
Capital gain distributions	-	7,071	86,963	-	-	-	68,691	31,279	20,877
Net realized gain (loss) on investments	876	10,447	83,045	422	(54)	(23)	66,564	31,214	18,998

Net unrealized appreciation (depreciation) on investments	15,377	9,505	40,986	42,733	(14,602)	8,400	(74,803)	36,971	(12,718)

Net realized and unrealized gain (loss) on investments	16,253	19,952	124,031	43,155	(14,656)	8,377	(8,239)	68,185	6,280

Net increase (decrease) in net assets resulting from operations	$18,620	$30,599	$119,636	$55,882	$(6,825)	$10,470	$287	$69,871	$6,338

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Operations
For the period ended December 31, 2021

	Invesco Variable Insurance Funds	Lord Abbett Series Fund, Inc.					PIMCO Variable Insurance Trust

	Invesco V.I. U.S. Government Money Portfolio I	Lord Abbett Bond Debenture VC	Lord Abbett Growth Opportunities VC	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fundamental Equity VC	Lord Abbett Series Short Duration Inc VC	PIMCO Income Advisor	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation
INVESTMENT INCOME
Dividend income	$8	$57,682	$-	$3,583	$1,123	$10,842	$6,522	$16,003	$8,110

EXPENSES
Mortality and expense risk and administrative charges	374	2,949	641	945	138	730	615	304	257

Net investment income (loss)	(366)	54,733	(641)	2,638	985	10,112	5,907	15,699	7,853

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	-	1,211	-	7	407	(49)	(3)	44	3
Capital gain distributions	-	30,517	41,194	42,793	5,800	-	-	-	-
Net realized gain (loss) on investments	-	31,728	41,194	42,800	6,207	(49)	(3)	44	3

Net unrealized appreciation (depreciation) on investments	-	(77,158)	(41,541)	20,261	2,200	(11,962)	(5,190)	(9,705)	(4,438)

Net realized and unrealized gain (loss) on investments	-	(45,430)	(347)	63,061	8,407	(12,011)	(5,193)	(9,661)	(4,435)

Net increase (decrease) in net assets resulting from operations	$(366)	$9,303	$(988)	$65,699	$9,392	$(1,899)	$714	$6,038	$3,418

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Operations
For the period ended December 31, 2021

	PIMCO Variable Insurance Trust						Clayton Street Trust

	PIMCO VIT High Yield Adv	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	PL Dynamic Allocation Series - Conservative	PL Dynamic Allocation Series - Growth	PL Dynamic Allocation Series - Moderate
INVESTMENT INCOME
Dividend income	$9,950	$2,190	$6,199	$18,705	$15,649	$35,448	$13,238	$3,929	$34,428

EXPENSES
Mortality and expense risk and administrative charges	919	678	4,797	1,035	5,887	6,804	4,141	1,856	14,607

Net investment income (loss)	9,031	1,512	1,402	17,670	9,762	28,644	9,097	2,073	19,821

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	1	277	(891)	1,589	(163)	(294)	(1,133)	591	1,227
Capital gain distributions	-	33,967	-	-	-	83,912	-	-	-
Net realized gain (loss) on investments	1	34,244	(891)	1,589	(163)	83,618	(1,133)	591	1,227

Net unrealized appreciation (depreciation) on investments	(1,498)	(25,065)	(24,363)	4,289	(24,511)	(107,120)	64,296	69,730	386,893

Net realized and unrealized gain (loss) on investments	(1,497)	9,179	(25,254)	5,878	(24,674)	(23,502)	63,163	70,321	388,120

Net increase (decrease) in net assets resulting from operations	$7,534	$10,691	$(23,852)	$23,548	$(14,912)	$5,142	$72,260	$72,394	$407,941

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Operations
For the period ended December 31, 2021

	Royce Capital Fund	Schwab Variable Insurance Trust					T. Rowe Price Equity Series, Inc

	Royce Capital Fund Small-Cap SC	Schwab Government Money Market Portfolio	Schwab S&P 500 Index Portfolio	Schwab VIT Balanced	Schwab VIT Balanced with Growth	Schwab VIT Growth	T. Rowe Price All- Cap Opportunities Portfolio	T. Rowe Price Blue Chip Growth Port II	T. Rowe Price Health Sciences Port II
INVESTMENT INCOME
Dividend income	$776	$12,385	$540,373	$54,318	$68,001	$49,953	$-	$-	$-

EXPENSES
Mortality and expense risk and administrative charges	94	64,952	180,644	16,413	22,847	12,413	1,864	1,707	957

Net investment income (loss)	682	(52,567)	359,729	37,905	45,154	37,540	(1,864)	(1,707)	(957)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	6	-	81,632	990	1,129	5,422	1,920	(1,565)	(346)
Capital gain distributions	-	-	-	112	-	-	291,251	151,452	46,369
Net realized gain (loss) on investments	6	-	81,632	1,102	1,129	5,422	293,171	149,887	46,023

Net unrealized appreciation (depreciation) on investments	2,568	-	9,650,517	205,337	319,622	241,724	(259,988)	(136,341)	(41,211)

Net realized and unrealized gain (loss) on investments	2,574	-	9,732,149	206,439	320,751	247,146	33,183	13,546	4,812

Net increase (decrease) in net assets resulting from operations	$3,256	$(52,567)	$10,091,878	$244,344	$365,905	$284,686	$31,319	$11,839	$3,855

Note: Totals may not appear to foot/crossfoot due to rounding

									Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Operations
For the period ended December 31, 2021

	T. Rowe Price Equity Series, Inc	Legg Mason Partners Variable Equity Trust

	T. Rowe Price Moderate Allocation	Western Asset Core Plus VIT II
INVESTMENT INCOME
Dividend income	$6,502	$15,357

EXPENSES
Mortality and expense risk and administrative charges	2,109	668

Net investment income (loss)	4,393	14,689

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	(529)	(3)
Capital gain distributions	128,283	-
Net realized gain (loss) on investments	127,754	(3)

Net unrealized appreciation (depreciation) on investments	(121,951)	(24,468)

Net realized and unrealized gain (loss) on investments	5,803	(24,471)

Net increase (decrease) in net assets resulting from operations	$10,196	$(9,782)

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Changes in Net Assets
For the period ended December 31, 2021

	AB Variable Products Series Fund, Inc.				American Funds Insurance Series

	AB VPS Growth and Income B	AB VPS Large Cap Growth B	AB VPS Small Cap Growth B	AB VPS Small/Mid Cap Value B	American Funds Asset Allocation Class 4	American Funds Capital Income Builder Class 4	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 4	American Funds Growth - Income Class 4
FROM OPERATIONS
Net investment income (loss)	$(118)	$(1,941)	$(472)	$200	$229,685	$17,757	$(197)	$(1,631)	$18,427
Net realized gain (loss) on investments	1,341	32,503	14,764	294	363,546	(832)	94,183	9,987	7,532
Net unrealized appreciation (depreciation) on investments	46,256	91,355	(21,056)	9,688	587,237	30,761	132,989	(20,816)	171,903

Net increase (decrease) in net assets resulting from operations	47,479	121,917	(6,764)	10,182	1,180,468	47,686	226,975	(12,460)	197,862

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	806,960	1,491,042	208,807	144,465	17,280,266	929,084	3,120,336	594,299	1,526,367
Contract maintenance fees	(1,692)	(3,126)	(105)	(1)	(22,352)	(2,661)	(2,253)	(1,625)	(4,363)
Contract owners' benefits	(153)	(6,237)	(933)	-	(261,701)	(1,983)	(28,825)	(7,596)	(5,255)
Transfer (to) from other portfolios	195,494	501,587	226,335	153,682	2,448,147	89,915	1,323,580	153,622	1,420,521

Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,000,609	1,983,266	434,104	298,146	19,444,360	1,014,355	4,412,838	738,700	2,937,270

Total increase (decrease) in net assets	1,048,088	2,105,183	427,340	308,328	20,624,828	1,062,041	4,639,813	726,240	3,135,132

NET ASSETS	$1,048,088	$2,105,183	$427,340	$308,328	$20,624,828	$1,062,041	$4,639,813	$726,240	$3,135,132

Note: Totals may not appear to foot/crossfoot due to rounding

                    Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Changes in Net Assets
For the period ended December 31, 2021

	American Funds Insurance Series							BlackRock Variable Series Funds, Inc.

	American Funds Growth Class 4	American Funds Insurance Series Capital World Growth And Income Fund IV	American Funds Insurance Series The Bond Fund of America IV	American Funds Insurance Series U.S. Government Securities Fund IV	American Funds Insurance Series Washington Mutual Investors Fund IV	American Funds International Class 4	American Funds New World Class 4	Blackrock 60/40 Target Allocation ETF V.I. Fund	Blackrock Global Allocation V.I. III
FROM OPERATIONS
Net investment income (loss)	$(1,709)	$16,435	$45,875	$5,972	$10,259	$45,359	$10,930	$48,812	$1,561
Net realized gain (loss) on investments	431,637	10,846	59,144	24,559	4,391	803	39,024	217,044	108,670
Net unrealized appreciation (depreciation) on investments	151,674	34,477	(86,245)	(25,469)	92,868	(133,032)	(59,569)	(177,879)	(109,095)

Net increase (decrease) in net assets resulting from operations	581,602	61,758	18,774	5,062	107,518	(86,870)	(9,615)	87,977	1,136

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	4,492,202	884,486	3,868,501	396,010	507,114	1,524,347	1,443,401	2,984,462	276,978
Contract maintenance fees	(9,358)	(1,852)	(13,779)	(1,040)	(1,889)	(4,157)	(2,043)	(1,751)	(1,220)
Contract owners' benefits	(21,492)	(27,153)	(29,242)	(3,463)	(5,319)	(10,281)	(8,961)	(719)	(4,313)
Transfer (to) from other portfolios	2,157,850	323,229	327,283	224,701	463,893	660,663	584,870	111,910	473,162

Net increase (decrease) in net assets resulting from variable annuity contract transactions	6,619,202	1,178,710	4,152,763	616,208	963,799	2,170,572	2,017,267	3,093,902	744,607

Total increase (decrease) in net assets	7,200,804	1,240,468	4,171,537	621,270	1,071,317	2,083,702	2,007,652	3,181,879	745,743

NET ASSETS	$7,200,804	$1,240,468	$4,171,537	$621,270	$1,071,317	$2,083,702	$2,007,652	$3,181,879	$745,743

Note: Totals may not appear to foot/crossfoot due to rounding

                    Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Changes in Net Assets
For the period ended December 31, 2021

	BlackRock Variable Series Funds, Inc.	Legg Mason Partners Variable Equity Trust				Columbia Funds Variable Insurance Trust

	Blackrock International V.I. I	Clearbridge Variable Dividend Strategy II	Clearbridge Variable Large Cap Growth II	Clearbridge Variable Mid Cap Portfolio II	Clearbridge Variable Small Cap Growth II	Columbia VP Balanced 2	Columbia VP Intermediate Bond 2	Columbia VP Limited Duration Credit 2	Columbia VP Select Mid Cap Value 2
FROM OPERATIONS
Net investment income (loss)	$6,815	$1,818	$(78)	$(2,609)	$(4,972)	$(762)	$184	$(64)	$(443)
Net realized gain (loss) on investments	234,127	15,774	3,721	144,889	312,280	210	3,410	(1)	(22)
Net unrealized appreciation (depreciation) on investments	(285,561)	(471)	(277)	(8,404)	(266,835)	15,683	(11,855)	(1,461)	30,131

Net increase (decrease) in net assets resulting from operations	(44,619)	17,121	3,366	133,876	40,473	15,131	(8,261)	(1,526)	29,666

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	687,790	152,942	27,697	731,828	1,381,533	77,868	1,584,221	218,208	141,261
Contract maintenance fees	(1,470)	(225)	(57)	(1,502)	(1,811)	(354)	(1,712)	(246)	(270)
Contract owners' benefits	(2,109)	(1,338)	(2,643)	(1,616)	(3,615)	(14,804)	(11,043)	-	(1,487)
Transfer (to) from other portfolios	526,647	56,603	40,755	783,901	1,472,767	457,047	73,204	307,505	401,273

Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,210,858	207,982	65,752	1,512,611	2,848,874	519,757	1,644,670	525,467	540,777

Total increase (decrease) in net assets	1,166,239	225,103	69,118	1,646,487	2,889,347	534,888	1,636,409	523,941	570,443

NET ASSETS	$1,166,239	$225,103	$69,118	$1,646,487	$2,889,347	$534,888	$1,636,409	$523,941	$570,443

Note: Totals may not appear to foot/crossfoot due to rounding

                      Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Changes in Net Assets
For the period ended December 31, 2021

	Columbia Funds Variable Insurance Trust	Fidelity Variable Insurance Products

	Columbia VP Strategic Income 2	Fidelity Investment Grade Bond SC2	Fidelity Mid Cap SC2	Fidelity VIP Asset Manager Service 2	Fidelity VIP Balanced Service 2	Fidelity VIP Bond Index Port	Fidelity VIP Energy Service 2	Fidelity VIP Extended Market Index Port	Fidelity VIP Fundsmanager 20% Service 2
FROM OPERATIONS
Net investment income (loss)	$5,322	$100,257	$5,232	$717	$23,266	$18,148	$4,464	$11,163	$2,308
Net realized gain (loss) on investments	(6)	148,147	483,006	307	137,573	12	(2,303)	62,622	(943)
Net unrealized appreciation (depreciation) on investments	(9,488)	(207,702)	(257,011)	(1,319)	150,811	(39,211)	(9,197)	(61,565)	(631)

Net increase (decrease) in net assets resulting from operations	(4,172)	40,702	231,227	(295)	311,650	(21,051)	(7,036)	12,220	734

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	479,133	8,153,376	2,714,984	55,018	4,816,919	3,872,971	177,921	1,265,062	162,526
Contract maintenance fees	(1,427)	(10,113)	(6,040)	(50)	(3,483)	(3,139)	(43)	(545)	(939)
Contract owners' benefits	(774)	(46,824)	(49,622)	-	(48,511)	(2,071)	-	(2,427)	(1,266)
Transfer (to) from other portfolios	195,969	641,380	290,869	-	2,610,329	459,877	127,209	114,564	223,960

Net increase (decrease) in net assets resulting from variable annuity contract transactions	672,901	8,737,819	2,950,191	54,968	7,375,254	4,327,638	305,087	1,376,654	384,281

Total increase (decrease) in net assets	668,729	8,778,521	3,181,418	54,673	7,686,904	4,306,587	298,051	1,388,874	385,015

NET ASSETS	$668,729	$8,778,521	$3,181,418	$54,673	$7,686,904	$4,306,587	$298,051	$1,388,874	$385,015

Note: Totals may not appear to foot/crossfoot due to rounding

                    Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S

Statement of Changes in Net Assets

For the period ended December 31, 2021

	Fidelity Variable Insurance Products							Franklin Templeton Variable Insurance Products Trust
	Fidelity VIP Fundsmanager 85% Service 2	Fidelity VIP Health Care Port Svc 2	Fidelity VIP International Index Port	Fidelity VIP Target Volatility Svc 2	Fidelity VIP Total Market Index Port	Fidelity VIP Technology Initial	Fidelity VIP Utilities Initial	Franklin Dynatech VIP Fund	Franklin Templeton VIP Trust Franklin Foreign Securities Cl 2
FROM OPERATIONS
Net investment income (loss)	$3,023	$(1,502)	$82,126	$(820)	$13,905	$(3,193)	$(135)	$(1,645)	$2,392
Net realized gain (loss) on investments	6,327	123	4,039	47,286	10,231	106,931	2,302	24,326	(1,346)
Net unrealized appreciation (depreciation) on investments	9,315	24,651	(74,657)	(32,561)	109,036	84,690	10,169	10,876	(5,811)

Net increase (decrease) in net assets resulting from operations	18,665	23,272	11,508	13,905	133,172	188,428	12,336	33,557	(4,765)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	709,731	369,568	3,743,681	353,647	1,809,111	1,482,341	45,187	355,223	151,043
Contract maintenance fees	(449)	(1,195)	(2,524)	-	(1,075)	(1,520)	(197)	(179)	(202)
Contract owners' benefits	(1,710)	(12,189)	(2,289)	-	(1,974)	(7,651)	(1,331)	(1,766)	(7,003)
Transfer (to) from other portfolios	156,341	635,417	393,593	1	467,172	1,620,668	77,498	212,251	(44,201)

Net increase (decrease) in net assets resulting from variable annuity contract transactions	863,913	991,601	4,132,461	353,648	2,273,234	3,093,838	121,157	565,529	99,637

Total increase (decrease) in net assets	882,578	1,014,873	4,143,969	367,553	2,406,406	3,282,266	133,493	599,086	94,872

NET ASSETS	$882,578	$1,014,873	$4,143,969	$367,553	$2,406,406	$3,282,266	$133,493	$599,086	$94,872

Note: Totals may not appear to foot/crossfoot due to rounding

                    Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S

Statement of Changes in Net Assets

For the period ended December 31, 2021

	Franklin Templeton Variable Insurance Products Trust
	Franklin Templeton VIP Trust Franklin Income VIP Cl 2	Franklin Templeton VIP Trust Franklin Rising Dividends Cl 2	Franklin Templeton VIP Trust Franklin Small Cap Value Securities Cl 2	Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth VIP Cl 2	Franklin Templeton VIP Trust Franklin Strategic Income Securities Cl 2	Franklin Templeton VIP Trust Global Bond Securities Cl 2	Franklin Templeton VIP Trust Mutual Global Discovery Securities Cl 2	Franklin Templeton VIP Trust Mutual Shares Securities Cl 2	Franklin Templeton VIP Trust Templeton Developing Markets Securities Cl 2
FROM OPERATIONS
Net investment income (loss)	$6,174	$4,098	$3,042	$(3,926)	$2,008	$(513)	$3,518	$6,204	$2,634
Net realized gain (loss) on investments	567	32,130	36,631	127,026	(8)	(80)	25	(16)	11,495
Net unrealized appreciation (depreciation) on investments	32,147	233,289	27,597	(58,919)	(308)	(7,799)	6,222	7,848	(105,204)
Net increase (decrease) in net assets resulting from operations	38,888	269,517	67,270	64,181	1,692	(8,392)	9,765	14,036	(91,075)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	496,746	1,660,767	1,154,633	1,212,007	296,911	380,083	105,317	213,948	578,954
Contract maintenance fees	(910)	(3,326)	(1,966)	(2,203)	(461)	(1,138)	(102)	(114)	(1,389)
Contract owners' benefits	-	(14,266)	(21,417)	(18,823)	-	(8,984)	(979)	(3,146)	(4,351)
Transfer (to) from other portfolios	295,253	987,398	(108,398)	539,375	56,577	68,972	37,681	168	477,478
Net increase (decrease) in net assets resulting from variable annuity contract transactions	791,089	2,630,573	1,022,852	1,730,356	353,027	438,933	141,917	210,856	1,050,692

Total increase (decrease) in net assets	829,977	2,900,090	1,090,122	1,794,537	354,719	430,541	151,682	224,892	959,617

NET ASSETS	$829,977	$2,900,090	$1,090,122	$1,794,537	$354,719	$430,541	$151,682	$224,892	$959,617

Note: Totals may not appear to foot/crossfoot due to rounding

                                                    Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S

Statement of Changes in Net Assets

For the period ended December 31, 2021

	Goldman Sachs Variable Insurance Trust						Great-West Funds, Inc.	Invesco Variable Insurance Funds

	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth SC	Goldman Sachs VIT Core Fixed Income SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs VIT Trend Driven Allocation Fund	Great-West Bond Index Fund Inv	Invesco Oppenheimer VI Conservative Balanced II	Invesco V.I. Balanced Risk Allocation II
FROM OPERATIONS
Net investment income (loss)	$33	$170	$(3,434)	$4,445	$(2,155)	$(281)	$21,442	$3,301	$7,873
Net realized gain (loss) on investments	29,435	27,693	241,836	1,163	155,187	27,901	38,331	15,203	8,781
Net unrealized appreciation (depreciation) on investments	900	(25,456)	(94,391)	(4,449)	(115,593)	(19,835)	(92,516)	(7,602)	(13,515)
Net increase (decrease) in net assets resulting from operations	30,368	2,407	144,011	1,159	37,439	7,785	(32,743)	10,902	3,139

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	181,978	25,013	805,321	983,133	180,911	77,151	6,471,374	604,444	162,660
Contract maintenance fees	(1,288)	(36)	(2,072)	(2,388)	(415)	(413)	(9,679)	(477)	(755)
Contract owners' benefits	(6,842)	-	(17,775)	(17,223)	(9,244)	(2,584)	(19,527)	(3,645)	-
Transfer (to) from other portfolios	17,760	100,803	1,216,543	96,804	697,407	148,022	196,845	80,596	308,304
Net increase (decrease) in net assets resulting from variable annuity contract transactions	191,608	125,780	2,002,017	1,060,326	868,659	222,176	6,639,013	680,918	470,209

Total increase (decrease) in net assets	221,976	128,187	2,146,028	1,061,485	906,098	229,961	6,606,270	691,820	473,348

NET ASSETS	$221,976	$128,187	$2,146,028	$1,061,485	$906,098	$229,961	$6,606,270	$691,820	$473,348

Note: Totals may not appear to foot/crossfoot due to rounding

                                                        Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S

Statement of Changes in Net Assets

For the period ended December 31, 2021

	Invesco Variable Insurance Funds
	Invesco V.I. Comstock II	Invesco V.I. Equity and Income II	Invesco V.I. Global Fund II	Invesco V.I. Global Real Estate II	Invesco V.I. Government Securities II	Invesco V.I. Growth & Income II	Invesco V.I. International Growth Fund II	Invesco V.I. Main Street Fund II	Invesco V.I. Main Street Small Cap Fund II
FROM OPERATIONS
Net investment income (loss)	$2,367	$10,647	$(4,395)	$12,727	$7,831	$2,093	$8,526	$1,686	$58
Net realized gain (loss) on investments	876	10,447	83,045	422	(54)	(23)	66,564	31,214	18,998
Net unrealized appreciation (depreciation) on investments	15,377	9,505	40,986	42,733	(14,602)	8,400	(74,803)	36,971	(12,718)
Net increase (decrease) in net assets resulting from operations	18,620	30,599	119,636	55,882	(6,825)	10,470	287	69,871	6,338

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	124,425	874,687	951,556	407,128	460,546	194,732	837,519	454,908	278,887
Contract maintenance fees	(1,168)	(1,609)	(1,558)	(574)	(640)	(225)	(1,092)	(270)	(355)
Contract owners' benefits	-	(7,430)	(6,303)	(10,152)	(7,150)	(1,213)	(18,824)	(5,381)	(958)
Transfer (to) from other portfolios	125,594	228,467	537,982	232,153	10,852	45,033	155,770	114,334	323,905
Net increase (decrease) in net assets resulting from variable annuity contract transactions	248,851	1,094,115	1,481,677	628,555	463,608	238,327	973,373	563,591	601,479

Total increase (decrease) in net assets	267,471	1,124,714	1,601,313	684,437	456,783	248,797	973,660	633,462	607,817

NET ASSETS	$267,471	$1,124,714	$1,601,313	$684,437	$456,783	$248,797	$973,660	$633,462	$607,817

Note: Totals may not appear to foot/crossfoot due to rounding

                  Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S

Statement of Changes in Net Assets

For the period ended December 31, 2021

	Invesco Variable Insurance Funds	Lord Abbett Series Fund, Inc.					PIMCO Variable Insurance Trust

	Invesco V.I. U.S. Government Money Portfolio I	Lord Abbett Bond Debenture VC	Lord Abbett Growth Opportunities VC	Lord Abbett Series Fund - Dividend Growth Portfolio	Lord Abbett Series Fundamental Equity VC	Lord Abbett Series Short Duration Inc VC	PIMCO Income Advisor	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation
FROM OPERATIONS
Net investment income (loss)	$(366)	$54,733	$(641)	$2,638	$985	$10,112	$5,907	$15,699	$7,853
Net realized gain (loss) on investments	-	31,728	41,194	42,800	6,207	(49)	(3)	44	3
Net unrealized appreciation (depreciation) on investments	-	(77,158)	(41,541)	20,261	2,200	(11,962)	(5,190)	(9,705)	(4,438)
Net increase (decrease) in net assets resulting from operations	(366)	9,303	(988)	65,699	9,392	(1,899)	714	6,038	3,418

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	230,252	1,601,035	200,570	410,751	18,839	205,741	749,104	73,339	142,840
Contract maintenance fees	(1,771)	(5,450)	(76)	(248)	(211)	(1,145)	(1,544)	(1,191)	(320)
Contract owners' benefits	-	(35,599)	-	(6,447)	(7,060)	-	(1,895)	(1,571)	(863)
Transfer (to) from other portfolios	54,160	376,361	16,586	62,529	123,088	285,753	227,916	391,101	18,078
Net increase (decrease) in net assets resulting from variable annuity contract transactions	282,641	1,936,347	217,080	466,585	134,656	490,349	973,581	461,678	159,735

Total increase (decrease) in net assets	282,275	1,945,650	216,092	532,284	144,048	488,450	974,295	467,716	163,153

NET ASSETS	$282,275	$1,945,650	$216,092	$532,284	$144,048	$488,450	$974,295	$467,716	$163,153

Note: Totals may not appear to foot/crossfoot due to rounding

                                                    Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Changes in Net Assets
For the period ended December 31, 2021

	PIMCO Variable Insurance Trust						Clayton Street Trust

	PIMCO VIT High Yield Adv	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	PL Dynamic Allocation Series - Conservative	PL Dynamic Allocation Series - Growth	PL Dynamic Allocation Series - Moderate
FROM OPERATIONS
Net investment income (loss)	$9,031	$1,512	$1,402	$17,670	$9,762	$28,644	$9,097	$2,073	$19,821
Net realized gain (loss) on investments	1	34,244	(891)	1,589	(163)	83,618	(1,133)	591	1,227
Net unrealized appreciation (depreciation) on investments	(1,498)	(25,065)	(24,363)	4,289	(24,511)	(107,120)	64,296	69,730	386,893

Net increase (decrease) in net assets resulting from operations	7,534	10,691	(23,852)	23,548	(14,912)	5,142	72,260	72,394	407,941

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	299,747	192,811	2,682,577	649,785	2,858,988	3,596,913	1,691,240	329,760	2,387,782
Contract maintenance fees	(417)	(1,530)	(2,676)	(1,044)	(3,811)	(8,386)	(9,488)	(570)	(12,505)
Contract owners' benefits	(1,865)	(7,881)	(9,492)	(8,819)	(8,334)	(70,553)	(27,642)	(1,944)	(45,106)
Transfer (to) from other portfolios	474,881	(2,095)	(309,346)	71,045	10,375	(45,368)	438,392	167,408	2,756,233

Net increase (decrease) in net assets resulting from variable annuity contract transactions	772,346	181,305	2,361,063	710,967	2,857,218	3,472,606	2,092,502	494,654	5,086,404

Total increase (decrease) in net assets	779,880	191,996	2,337,211	734,515	2,842,306	3,477,748	2,164,762	567,048	5,494,345

NET ASSETS	$779,880	$191,996	$2,337,211	$734,515	$2,842,306	$3,477,748	$2,164,762	$567,048	$5,494,345

Note: Totals may not appear to foot/crossfoot due to rounding

                    Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Changes in Net Assets
For the period ended December 31, 2021

	Royce Capital Fund	Schwab Variable Insurance Trust					T. Rowe Price Equity Series, Inc

	Royce Capital Fund Small-Cap SC	Schwab Government Money Market Portfolio	Schwab S&P 500 Index Portfolio	Schwab VIT Balanced	Schwab VIT Balanced with Growth	Schwab VIT Growth	T. Rowe Price All- Cap Opportunities Portfolio	T. Rowe Price Blue Chip Growth Port II	T. Rowe Price Health Sciences Port II
FROM OPERATIONS
Net investment income (loss)	$682	$(52,567)	$359,729	$37,905	$45,154	$37,540	$(1,864)	$(1,707)	$(957)
Net realized gain (loss) on investments	6	-	81,632	1,102	1,129	5,422	293,171	149,887	46,023
Net unrealized appreciation (depreciation) on investments	2,568	-	9,650,517	205,337	319,622	241,724	(259,988)	(136,341)	(41,211)

Net increase (decrease) in net assets resulting from operations	3,256	(52,567)	10,091,878	244,344	365,905	284,686	31,319	11,839	3,855

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	34,347	71,290,409	76,117,986	5,935,178	7,630,653	5,569,218	2,610,270	628,530	333,900
Contract maintenance fees	(285)	(13,863)	(47,852)	(6,275)	(15,444)	(1,615)	(565)	(940)	(659)
Contract owners' benefits	-	(830,378)	(4,170,421)	(18,994)	(99,120)	(1,779,250)	(1,778)	(10,055)	(792)
Transfer (to) from other portfolios	29,525	(45,948,667)	5,666,058	2,282,091	2,699,014	1,012,917	625,071	757,585	400,947

Net increase (decrease) in net assets resulting from variable annuity contract transactions	63,587	24,497,501	77,565,771	8,192,000	10,215,103	4,801,270	3,232,998	1,375,120	733,396

Total increase (decrease) in net assets	66,843	24,444,934	87,657,649	8,436,344	10,581,008	5,085,956	3,264,317	1,386,959	737,251

NET ASSETS	$66,843	$24,444,934	$87,657,649	$8,436,344	$10,581,008	$5,085,956	$3,264,317	$1,386,959	$737,251

Note: Totals may not appear to foot/crossfoot due to rounding

                      Continued

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Statement of Changes in Net Assets
For the period ended December 31, 2021

	T. Rowe Price Equity Series, Inc	Legg Mason Partners Variable Equity Trust

	T. Rowe Price Moderate Allocation	Western Asset Core Plus VIT II
FROM OPERATIONS
Net investment income (loss)	$4,393	$14,689
Net realized gain (loss) on investments	127,754	(3)
Net unrealized appreciation (depreciation) on investments	(121,951)	(24,468)

Net increase (decrease) in net assets resulting from operations	10,196	(9,782)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners' net payments	771,924	653,160
Contract maintenance fees	(1,183)	(1,272)
Contract owners' benefits	(7,075)	(1,462)
Transfer (to) from other portfolios	616,935	48,135

Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,380,601	698,561

Total increase (decrease) in net assets	1,390,797	688,779

NET ASSETS	$1,390,797	$688,779

Note: Totals may not appear to foot/crossfoot due to rounding

The accompanying notes are an integral part of these financial statements

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(1) Organization

The PLICO Variable Annuity Account S (“Separate Account”) was established by Protective Life Insurance Company (“Protective Life” or “PLICO”) under the provisions of Tennessee law and commenced operations on January 26, 2021. Protective Life is a wholly owned subsidiary of Protective Life Corporation (“PLC”). PLC is a wholly owned subsidiary of Dai-ichi Life Holdings, Inc., a kabushiki kaisha organized under the laws of Japan. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (“Contracts”) issued by Protective Life are allocated until maturity or termination of the Contracts. The following is a list of each variable annuity product funded by the Separate Account:

Schwab Genesis Advisory	Schwab Genesis

Protective Life has structured the Separate Account into a unit investment trust registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Separate Account follows the accounting and reporting guidance in ASC Topic 946, “Financial Services – Investment Companies”.

During the year ended December 31, 2021, assets were invested in up to one hundred one subaccounts.

AB VPS Growth and Income B	For the period June 21, 2021 (date of commencement) to December 31, 2021
AB VPS Large Cap Growth B	For the period May 24, 2021 (date of commencement) to December 31, 2021
AB VPS Small Cap Growth B	For the period May 24, 2021 (date of commencement) to December 31, 2021
AB VPS Small/Mid Cap Value B	For the period June 3, 2021 (date of commencement) to December 31, 2021
American Funds Asset Allocation Class 4*	For the period January 27, 2021 (date of commencement) to December 31, 2021
American Funds Capital Income Builder Class 4*	For the period March 16, 2021 (date of commencement) to December 31, 2021
American Funds Global Growth Class 4*	For the period January 26, 2021 (date of commencement) to December 31, 2021
American Funds Global Small Capitalization Class 4*	For the period February 3, 2021 (date of commencement) to December 31, 2021
American Funds Growth - Income Class 4*	For the period March 22, 2021 (date of commencement) to December 31, 2021
American Funds Growth Class 4*	For the period February 1, 2021 (date of commencement) to December 31, 2021
American Funds Insurance Series Capital World Growth And Income Fund IV*	For the period February 3, 2021 (date of commencement) to December 31, 2021
American Funds Insurance Series The Bond Fund of America IV*	For the period January 29, 2021 (date of commencement) to December 31, 2021
American Funds Insurance Series U.S. Government Securities Fund IV*	For the period March 8, 2021 (date of commencement) to December 31, 2021
American Funds Insurance Series Washington Mutual Investors Fund IV*	For the period March 4, 2021 (date of commencement) to December 31, 2021
American Funds International Class 4*	For the period February 5, 2021 (date of commencement) to December 31, 2021
American Funds New World Class 4*	For the period February 3, 2021 (date of commencement) to December 31, 2021
Blackrock 60/40 Target Allocation ETF V.I. Fund	For the period June 2, 2021 (date of commencement) to December 31, 2021
Blackrock Global Allocation V.I. III	For the period May 24, 2021 (date of commencement) to December 31, 2021
Blackrock International V.I. I	For the period May 20, 2021 (date of commencement) to December 31, 2021
Clearbridge Variable Dividend Strategy II	For the period May 14, 2021 (date of commencement) to December 31, 2021
Clearbridge Variable Large Cap Growth II	For the period August 10, 2021 (date of commencement) to December 31, 2021
Clearbridge Variable Mid Cap Portfolio II	For the period March 4, 2021 (date of commencement) to December 31, 2021
Clearbridge Variable Small Cap Growth II	For the period February 3, 2021 (date of commencement) to December 31, 2021
Columbia VP Balanced 2	For the period May 24, 2021 (date of commencement) to December 31, 2021
Columbia VP Intermediate Bond 2	For the period May 24, 2021 (date of commencement) to December 31, 2021
Columbia VP Limited Duration Credit 2	For the period July 13, 2021 (date of commencement) to December 31, 2021

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(1) Organization, continued

Columbia VP Select Mid Cap Value 2	For the period June 3, 2021 (date of commencement) to December 31, 2021
Columbia VP Strategic Income 2	For the period May 24, 2021 (date of commencement) to December 31, 2021
Fidelity Investment Grade Bond SC2	For the period January 27, 2021 (date of commencement) to December 31, 2021
Fidelity Mid Cap SC2	For the period February 3, 2021 (date of commencement) to December 31, 2021
Fidelity VIP Asset Manager Service 2	For the period November 8, 2021 (date of commencement) to December 31, 2021
Fidelity VIP Balanced Service 2	For the period May 24, 2021 (date of commencement) to December 31, 2021
Fidelity VIP Bond Index Port	For the period May 12, 2021 (date of commencement) to December 31, 2021
Fidelity VIP Energy Service 2	For the period May 5, 2021 (date of commencement) to December 31, 2021
Fidelity VIP Extended Market Index Port	For the period May 20, 2021 (date of commencement) to December 31, 2021
Fidelity VIP Fundsmanager 20% Service 2	For the period May 21, 2021 (date of commencement) to December 31, 2021
Fidelity VIP Fundsmanager 85% Service 2	For the period July 1, 2021 (date of commencement) to December 31, 2021
Fidelity VIP Health Care Port Svc 2	For the period May 5, 2021 (date of commencement) to December 31, 2021
Fidelity VIP International Index Port	For the period May 5, 2021 (date of commencement) to December 31, 2021
Fidelity VIP Target Volatility Svc 2	For the period June 30, 2021 (date of commencement) to December 31, 2021
Fidelity VIP Total Market Index Port	For the period May 14, 2021 (date of commencement) to December 31, 2021
Fidelity VIP Technology Initial	For the period May 5, 2021 (date of commencement) to December 31, 2021
Fidelity VIP Utilities Initial	For the period June 23, 2021 (date of commencement) to December 31, 2021
Franklin Dynatech VIP Fund	For the period February 17, 2021 (date of commencement) to December 31, 2021
Franklin Templeton VIP Trust Franklin Foreign Securities Cl 2	For the period February 3, 2021 (date of commencement) to December 31, 2021
Franklin Templeton VIP Trust Franklin Income VIP Cl 2	For the period March 12, 2021 (date of commencement) to December 31, 2021
Franklin Templeton VIP Trust Franklin Rising Dividends Cl 2	For the period March 11, 2021 (date of commencement) to December 31, 2021
Franklin Templeton VIP Trust Franklin Small Cap Value Securities Cl 2	For the period February 3, 2021 (date of commencement) to December 31, 2021
Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth VIP Cl 2	For the period February 3, 2021 (date of commencement) to December 31, 2021
Franklin Templeton VIP Trust Franklin Strategic Income Securities Cl 2	For the period March 10, 2021 (date of commencement) to December 31, 2021
Franklin Templeton VIP Trust Global Bond Securities Cl 2	For the period February 3, 2021 (date of commencement) to December 31, 2021
Franklin Templeton VIP Trust Mutual Global Discovery Securities Cl 2	For the period March 8, 2021 (date of commencement) to December 31, 2021
Franklin Templeton VIP Trust Mutual Shares Securities Cl 2	For the period March 22, 2021 (date of commencement) to December 31, 2021
Franklin Templeton VIP Trust Templeton Developing Markets Securities Cl 2	For the period February 3, 2021 (date of commencement) to December 31, 2021
Goldman Sachs Mid Cap Value SC	For the period February 3, 2021 (date of commencement) to December 31, 2021
Goldman Sachs Small Cap Equity Insights SC	For the period June 16, 2021 (date of commencement) to December 31, 2021
Goldman Sachs Strategic Growth SC	For the period February 3, 2021 (date of commencement) to December 31, 2021
Goldman Sachs VIT Core Fixed Income SC	For the period January 29, 2021 (date of commencement) to December 31, 2021
Goldman Sachs VIT Growth Opportunities SC	For the period February 25, 2021 (date of commencement) to December 31, 2021
Goldman Sachs VIT Trend Driven Allocation Fund	For the period April 19, 2021 (date of commencement) to December 31, 2021
Great-West Bond Index Fund Inv	For the period January 26, 2021 (date of commencement) to December 31, 2021
Invesco Oppenheimer VI Conservative Balanced II	For the period May 24, 2021 (date of commencement) to December 31, 2021
Invesco V.I. Balanced Risk Allocation II	For the period September 1, 2021 (date of commencement) to December 31, 2021
Invesco V.I. Comstock II	For the period May 14, 2021 (date of commencement) to December 31, 2021

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(1) Organization, continued

Invesco V.I. Equity and Income II	For the period March 19, 2021 (date of commencement) to December 31, 2021
Invesco V.I. Global Fund II	For the period February 24, 2021 (date of commencement) to December 31, 2021
Invesco V.I. Global Real Estate II	For the period February 5, 2021 (date of commencement) to December 31, 2021
Invesco V.I. Government Securities II	For the period March 11, 2021 (date of commencement) to December 31, 2021
Invesco V.I. Growth & Income II	For the period July 22, 2021 (date of commencement) to December 31, 2021
Invesco V.I. International Growth Fund II	For the period February 3, 2021 (date of commencement) to December 31, 2021
Invesco V.I. Main Street Fund II	For the period March 15, 2021 (date of commencement) to December 31, 2021
Invesco V.I. Main Street Small Cap Fund II	For the period June 3, 2021 (date of commencement) to December 31, 2021
Invesco V.I. U.S. Government Money Portfolio I	For the period May 19, 2021 (date of commencement) to December 31, 2021
Lord Abbett Bond Debenture VC	For the period February 3, 2021 (date of commencement) to December 31, 2021
Lord Abbett Growth Opportunities VC	For the period April 9, 2021 (date of commencement) to December 31, 2021
Lord Abbett Series Fund - Dividend Growth Portfolio	For the period March 15, 2021 (date of commencement) to December 31, 2021
Lord Abbett Series Fundamental Equity VC	For the period February 3, 2021 (date of commencement) to December 31, 2021
Lord Abbett Series Short Duration Inc VC	For the period June 23, 2021 (date of commencement) to December 31, 2021
PIMCO Income Advisor	For the period June 16, 2021 (date of commencement) to December 31, 2021
PIMCO VIT All Asset Advisor	For the period March 16, 2021 (date of commencement) to December 31, 2021
PIMCO VIT Global Diversified Allocation	For the period March 8, 2021 (date of commencement) to December 31, 2021
PIMCO VIT High Yield Adv	For the period May 12, 2021 (date of commencement) to December 31, 2021
PIMCO VIT Long-Term US Government Advisor	For the period March 9, 2021 (date of commencement) to December 31, 2021
PIMCO VIT Low Duration Advisor	For the period January 29, 2021 (date of commencement) to December 31, 2021
PIMCO VIT Real Return Advisor	For the period February 3, 2021 (date of commencement) to December 31, 2021
PIMCO VIT Short-Term Advisor	For the period March 16, 2021 (date of commencement) to December 31, 2021
PIMCO VIT Total Return Advisor	For the period February 3, 2021 (date of commencement) to December 31, 2021
PL Dynamic Allocation Series - Conservative	For the period February 16, 2021 (date of commencement) to December 31, 2021
PL Dynamic Allocation Series - Growth	For the period January 27, 2021 (date of commencement) to December 31, 2021
PL Dynamic Allocation Series - Moderate	For the period January 27, 2021 (date of commencement) to December 31, 2021
Royce Capital Fund Small-Cap SC	For the period March 10, 2021 (date of commencement) to December 31, 2021
Schwab Government Money Market Portfolio	For the period January 27, 2021 (date of commencement) to December 31, 2021
Schwab S&P 500 Index Portfolio	For the period January 26, 2021 (date of commencement) to December 31, 2021
Schwab VIT Balanced	For the period January 27, 2021 (date of commencement) to December 31, 2021
Schwab VIT Balanced with Growth	For the period January 27, 2021 (date of commencement) to December 31, 2021
Schwab VIT Growth	For the period January 27, 2021 (date of commencement) to December 31, 2021
T. Rowe Price All-Cap Opportunities Portfolio	For the period May 14, 2021 (date of commencement) to December 31, 2021
T. Rowe Price Blue Chip Growth Port II	For the period May 24, 2021 (date of commencement) to December 31, 2021
T. Rowe Price Health Sciences Port II	For the period June 3, 2021 (date of commencement) to December 31, 2021
T. Rowe Price Moderate Allocation	For the period July 13, 2021 (date of commencement) to December 31, 2021
Western Asset Core Plus VIT II	For the period June 16, 2021 (date of commencement) to December 31, 2021

*For a period of time in 2021, assets were invested in Class 2 and received dividends and capital gain distributions from American Funds. During the year, these assets were reclassed into Class 4. Class 2 dividends and capital gain distributions received during 2021 were $495,396 and $1,031,394, respectively.

Contract owners' net payments are allocated to the subaccounts in accordance with Contract owner instructions and are recorded as variable annuity Contract owners’ net payments in the statement of changes in net assets. Such amounts are used to provide account funds to pay Contract values under the Contracts. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Protective Life’s other assets and liabilities.

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(1) Organization, continued

Contract owners may allocate some or all of the applicable gross premiums or transfer some or all of the Contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account’s balance as of December 31, 2021 was approximately $123.6 million.

Beginning in the first quarter of 2020, the outbreak of COVID-19, created significant economic and social disruption and impacted various operational and financial aspects of PLICO’s business. Certain impacts from COVID-19 continued into 2021, including increased claims in both the life insurance and annuity blocks. The pandemic may continue to impact PLICO’s earnings based on, amongst other factors, the volume and severity of claims related to COVID-19 and the financial disruption caused by the pandemic, which could impact PLICOs investment portfolio. Management will continue to monitor developments and their impact on the fair value of the subaccounts in which the Separate Account invests.

(2) Significant Accounting Policies

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios (“Funds”), whose underlying investments are stated at fair value. The investments of each subaccount are presented net of management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recognized on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recognized within the ex-dividend date and are reinvested in additional shares of the Funds. Ordinary dividend and capital gain distributions are recognized within net investment income and net realized gains, respectively, as recorded in the financial statements of the Funds.

Transfer (to) from Other Portfolios

Transfer (to) from other portfolios includes transfers of all or part of the Contract owner’s interest to or from another subaccount or to the general account of Protective Life.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the Contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2021. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the Contracts.

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(2) Significant Accounting Policies, continued

Annuity Payouts

Net assets allocated to Contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 5%. The mortality risk is fully borne by Protective Life and may result in additional amounts being transferred into the Separate Account by Protective Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to Protective Life for the calculated or excess differential. As of December 31, 2021, there are no Contracts in an annuity payout phase.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities, of operations and of changes in net assets. Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

(3) Fair Value of Financial Instruments

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. As there are no level 3 assets in any period presented, disclosure of transfers between level 3 or disclosure of a reconciliation of level 3 assets is not required. In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets in active markets

b)  Quoted prices for identical or similar assets in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(3) Fair Value of Financial Instruments, continued

Determination of fair values

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

(4) Changes in Units Outstanding

The change in units outstanding for the period ended December 31, 2021 was as follows:

(in thousands)	2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

AB VPS Growth and Income B	93	4	89
AB VPS Large Cap Growth B	159	1	158
AB VPS Small Cap Growth B	48	7	41
AB VPS Small/Mid Cap Value B	31	4	27
American Funds Asset Allocation Class 4	1,752	69	1,683
American Funds Capital Income Builder Class 4	92	6	86
American Funds Global Growth Class 4	391	25	366
American Funds Global Small Capitalization Class 4	62	3	59
American Funds Growth - Income Class 4	276	40	236
American Funds Growth Class 4	642	124	518
American Funds Insurance Series Capital World Growth And Income Fund IV	106	9	97
American Funds Insurance Series The Bond Fund of America IV	545	130	415
American Funds Insurance Series U.S. Government Securities Fund IV	71	9	62
American Funds Insurance Series Washington Mutual Investors Fund IV	94	17	77
American Funds International Class 4	211	31	180
American Funds New World Class 4	206	38	168
Blackrock 60/40 Target Allocation ETF V.I. Fund	306	18	288
Blackrock Global Allocation V.I. III	71	1	70
Blackrock International V.I. I	117	3	114
Clearbridge Variable Dividend Strategy II *	18	0	18
Clearbridge Variable Large Cap Growth II *	6	0	6
Clearbridge Variable Mid Cap Portfolio II	140	25	115
Clearbridge Variable Small Cap Growth II	257	29	228
Columbia VP Balanced 2	49	1	48
Columbia VP Intermediate Bond 2	165	1	164
Columbia VP Limited Duration Credit 2 *	53	0	53
Columbia VP Select Mid Cap Value 2 *	48	0	48
Columbia VP Strategic Income 2	70	3	67

* Activity did not round to one thousand

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(4) Changes in Units Outstanding, continued

(in thousands)	2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

Fidelity Investment Grade Bond SC2	930	52	878
Fidelity Mid Cap SC2	235	11	224
Fidelity VIP Asset Manager Service 2 *	5	0	5
Fidelity VIP Balanced Service 2	676	8	668
Fidelity VIP Bond Index Port	429	1	428
Fidelity VIP Energy Service 2	31	4	27
Fidelity VIP Extended Market Index Port	137	9	128
Fidelity VIP Fundsmanager 20% Service 2	58	21	37
Fidelity VIP Fundsmanager 85% Service 2 *	77	0	77
Fidelity VIP Health Care Port Svc 2	98	6	92
Fidelity VIP International Index Port	401	4	397
Fidelity VIP Target Volatility Svc 2	33	-	33
Fidelity VIP Technology Initial	256	6	250
Fidelity VIP Total Market Index Port	206	8	198
Fidelity VIP Utilities Initial *	11	0	11
Franklin Dynatech VIP Fund	51	1	50
Franklin Templeton VIP Trust Franklin Income VIP Cl 2	70	4	66
Franklin Templeton VIP Trust Franklin Rising Dividends Cl 2	261	45	216
Franklin Templeton VIP Trust Franklin Small Cap Value Securities Cl 2	98	23	75
Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth VIP Cl 2	152	3	149
Franklin Templeton VIP Trust Franklin Strategic Income Securities Cl 2	35	1	34
Franklin Templeton VIP Trust Mutual Global Discovery Securities Cl 2 *	11	0	11
Franklin Templeton VIP Trust Mutual Shares Securities Cl 2	18	1	17
Franklin Templeton VIP Trust Franklin Foreign Securities Cl 2	13	5	8
Franklin Templeton VIP Trust Global Bond Securities Cl 2	46	1	45
Franklin Templeton VIP Trust Templeton Developing Markets Securities Cl 2	91	2	89
Goldman Sachs Mid Cap Value SC	16	1	15
Goldman Sachs Small Cap Equity Insights SC *	12	0	12
Goldman Sachs Strategic Growth SC	172	8	164
Goldman Sachs VIT Core Fixed Income SC	112	3	109
Goldman Sachs VIT Growth Opportunities SC	75	2	73
Goldman Sachs VIT Trend Driven Allocation Fund *	19	0	19
Great-West Bond Index Fund Inv	696	21	675
Invesco Oppenheimer VI Conservative Balanced II	63	1	62
Invesco V.I. Balanced Risk Allocation II *	40	0	40
Invesco V.I. Comstock II	22	5	17
Invesco V.I. Equity and Income II	95	10	85
Invesco V.I. Global Fund II	140	16	124
Invesco V.I. Global Real Estate II	55	4	51
Invesco V.I. Government Securities II	50	2	48

* Activity did not round to one thousand

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(4) Changes in Units Outstanding, continued

(in thousands)	2021
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)

Invesco V.I. Growth & Income II *	17	0	17
Invesco V.I. International Growth Fund II	89	6	83
Invesco V.I. Main Street Fund II	50	2	48
Invesco V.I. Main Street Small Cap Fund II	86	32	54
Invesco V.I. U.S. Government Money Portfolio I	76	48	28
Lord Abbett Bond Debenture VC	207	26	181
Lord Abbett Growth Opportunities VC *	18	0	18
Lord Abbett Series Fund - Dividend Growth Portfolio	42	1	41
Lord Abbett Series Fundamental Equity VC	11	1	10
Lord Abbett Series Short Duration Inc VC	53	4	49
PIMCO Income Advisor *	96	0	96
PIMCO VIT All Asset Advisor *	37	0	37
PIMCO VIT Global Diversified Allocation *	14	0	14
PIMCO VIT High Yield Adv	114	35	79
PIMCO VIT Long-Term US Government Advisor	22	2	20
PIMCO VIT Low Duration Advisor	284	47	237
PIMCO VIT Real Return Advisor	94	25	69
PIMCO VIT Short-Term Advisor	295	11	284
PIMCO VIT Total Return Advisor	424	73	351
PL Dynamic Allocation Series - Conservative	203	14	189
PL Dynamic Allocation Series - Growth	44	1	43
PL Dynamic Allocation Series - Moderate	465	5	460
Royce Capital Fund Small-Cap SC *	4	0	4
Schwab Government Money Market Portfolio	6,410	3,956	2,454
Schwab S&P 500 Index Portfolio	6,795	466	6,329
Schwab VIT Balanced	735	12	723
Schwab VIT Balanced with Growth	940	37	903
Schwab VIT Growth	527	128	399
T. Rowe Price All-Cap Opportunities Portfolio	318	3	315
T. Rowe Price Blue Chip Growth Port II	127	10	117
T. Rowe Price Health Sciences Port II	70	3	67
T. Rowe Price Moderate Allocation	132	3	129
Western Asset Core Plus VIT II *	68	0	68

* Activity did not round to one thousand

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(5) Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the period ended December 31, 2021 are as follows:

(in thousands)	Purchases	Sales

AB VPS Growth and Income B	$1,050	$50
AB VPS Large Cap Growth B	2,019	20
AB VPS Small Cap Growth B	541	77
AB VPS Small/Mid Cap Value B	350	52
American Funds Asset Allocation Class 4	20,880	810
American Funds Capital Income Builder Class 4	1,102	68
American Funds Global Growth Class 4	4,832	320
American Funds Global Small Capitalization Class 4	790	42
American Funds Growth - Income Class 4	3,491	523
American Funds Growth Class 4	8,748	1,696
American Funds Insurance Series Capital World Growth And Income Fund IV	1,326	117
American Funds Insurance Series The Bond Fund of America IV	5,567	1,305
American Funds Insurance Series U.S. Government Securities Fund IV	734	86
American Funds Insurance Series Washington Mutual Investors Fund IV	1,261	221
American Funds International Class 4	2,391	379
American Funds New World Class 4	2,552	482
Blackrock 60/40 Target Allocation ETF V.I. Fund	3,557	196
Blackrock Global Allocation V.I. III	851	9
Blackrock International V.I. I	1,487	35
Clearbridge Variable Dividend Strategy II	227	2
Clearbridge Variable Large Cap Growth II	72	3
Clearbridge Variable Mid Cap Portfolio II	2,007	351
Clearbridge Variable Small Cap Growth II	3,541	387
Columbia VP Balanced 2	535	16
Columbia VP Intermediate Bond 2	1,650	14
Columbia VP Limited Duration Credit 2	526	1
Columbia VP Select Mid Cap Value 2	543	3
Columbia VP Strategic Income 2	712	35
Fidelity Investment Grade Bond SC2	9,529	541
Fidelity Mid Cap SC2	3,598	153
Fidelity VIP Asset Manager Service 2 *	56	0
Fidelity VIP Balanced Service 2	7,607	93
Fidelity VIP Bond Index Port	4,354	8
Fidelity VIP Energy Service 2	358	48

* Activity did not round to one thousand

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(5) Investments, continued

(in thousands)	Purchases	Sales

Fidelity VIP Extended Market Index Port	$1,550	$98
Fidelity VIP Fundsmanager 20% Service 2	602	215
Fidelity VIP Fundsmanager 85% Service 2	876	3
Fidelity VIP Health Care Port Svc 2	1,062	71
Fidelity VIP International Index Port	4,264	46
Fidelity VIP Target Volatility Svc 2	401	1
Fidelity VIP Total Market Index Port	2,397	99
Fidelity VIP Technology Initial	3,277	78
Fidelity VIP Utilities Initial	127	4
Franklin Dynatech VIP Fund	607	18
Franklin Templeton VIP Trust Franklin Foreign Securities Cl 2	163	61
Franklin Templeton VIP Trust Franklin Income VIP Cl 2	847	50
Franklin Templeton VIP Trust Franklin Rising Dividends Cl 2	3,257	579
Franklin Templeton VIP Trust Franklin Small Cap Value Securities Cl 2	1,390	348
Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth VIP Cl 2	1,896	43
Franklin Templeton VIP Trust Franklin Strategic Income Securities Cl 2	364	9
Franklin Templeton VIP Trust Global Bond Securities Cl 2	449	11
Franklin Templeton VIP Trust Mutual Global Discovery Securities Cl 2	147	2
Franklin Templeton VIP Trust Mutual Shares Securities Cl 2	240	11
Franklin Templeton VIP Trust Templeton Developing Markets Securities Cl 2	1,090	26
Goldman Sachs Mid Cap Value SC	235	8
Goldman Sachs Small Cap Equity Insights SC *	154	0
Goldman Sachs Strategic Growth SC	2,345	105
Goldman Sachs VIT Core Fixed Income SC	1,112	36
Goldman Sachs VIT Growth Opportunities SC	1,049	27
Goldman Sachs VIT Trend Driven Allocation Fund	253	3
Great-West Bond Index Fund Inv	6,894	218
Invesco Oppenheimer VI Conservative Balanced II	695	13
Invesco V.I. Balanced Risk Allocation II	488	1
Invesco V.I. Comstock II	319	68
Invesco V.I. Equity and Income II	1,244	132
Invesco V.I. Global Fund II	1,779	215
Invesco V.I. Global Real Estate II	690	48
Invesco V.I. Government Securities II	505	21
Invesco V.I. Growth & Income II	242	2
Invesco V.I. International Growth Fund II	1,117	66
Invesco V.I. Main Street Fund II	636	23
Invesco V.I. Main Street Small Cap Fund II	968	348

* Activity did not round to one thousand

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(5) Investments, continued

(in thousands)	Purchases	Sales

Invesco V.I. U.S. Government Money Portfolio I	$762	$479
Lord Abbett Bond Debenture VC	2,287	278
Lord Abbett Growth Opportunities VC	258	1
Lord Abbett Series Fund - Dividend Growth Portfolio	541	16
Lord Abbett Series Fundamental Equity VC	149	7
Lord Abbett Series Short Duration Inc VC	545	44
PIMCO Income Advisor	983	4
PIMCO VIT All Asset Advisor	480	3
PIMCO VIT Global Diversified Allocation	169	1
PIMCO VIT High Yield Adv	1,179	355
PIMCO VIT Long-Term US Government Advisor	231	15
PIMCO VIT Low Duration Advisor	2,845	475
PIMCO VIT Real Return Advisor	999	270
PIMCO VIT Short-Term Advisor	2,973	112
PIMCO VIT Total Return Advisor	4,332	739
PL Dynamic Allocation Series - Conservative	2,257	155
PL Dynamic Allocation Series - Growth	517	14
PL Dynamic Allocation Series - Moderate	5,181	72
Royce Capital Fund Small-Cap SC *	65	0
Schwab Government Money Market Portfolio	63,931	39,486
Schwab S&P 500 Index Portfolio	84,235	6,301
Schwab VIT Balanced	8,164	148
Schwab VIT Balanced with Growth	10,930	455
Schwab VIT Growth	6,427	1,579
T. Rowe Price All-Cap Opportunities Portfolio	3,563	40
T. Rowe Price Blue Chip Growth Port II	1,640	115
T. Rowe Price Health Sciences Port II	811	32
T. Rowe Price Moderate Allocation	1,546	32
Western Asset Core Plus VIT II	717	3

* Activity did not round to one thousand

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(6) Financial Highlights

Protective Life sells a number of variable annuity products that are funded by the Separate Account. These products have unique combinations of features and fees that are charged against the Contract owner’s account. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The following tables were developed by determining which products offered by Protective Life and funded by the Separate Account have the highest and lowest expense ratios. The summaries may not reflect or directly equate to the minimum and maximum Contract charges offered by Protective Life, as Contract owners may not have selected all available and applicable Contract options for or during the periods presented.

A summary of the units outstanding, unit fair values, net assets for variable annuity Contracts, investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for the period ended December 31, 2021, were as follows:

	As of December 31				For the period ended December 31
Subaccount	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

AB VPS Growth and Income B
2021	89	$ 11.82	$ 11.80	$ 1,048	0.11%	0.15%	0.35%	7.90%	7.62%
AB VPS Large Cap Growth B
2021	159	13.28	13.26	2,105	0.00%	0.15%	0.35%	14.40%	18.28%
AB VPS Small Cap Growth B
2021	40	10.65	10.63	427	0.00%	0.15%	0.35%	8.99%	8.28%
AB VPS Small/Mid Cap Value B
2021	27	11.44	11.42	308	0.23%	0.15%	0.35%	6.79%	3.10%
American Funds Asset Allocation Class 4
2021	1,683	12.28	12.25	20,625	1.44%	0.15%	0.35%	14.23%	12.85%
American Funds Capital Income Builder Class 4
2021	86	12.30	12.27	1,062	2.27%	0.15%	0.35%	9.02%	6.18%
American Funds Global Growth Class 4
2021	365	12.75	12.72	4,640	0.20%	0.15%	0.35%	12.17%	11.30%
American Funds Global Small Capitalization Class 4
2021	59	12.35	12.32	726	0.00%	0.15%	0.35%	(2.40)%	(0.57)%
American Funds Growth - Income Class 4
2021	235	13.37	13.34	3,135	0.93%	0.15%	0.35%	13.25%	16.61%
American Funds Growth Class 4
2021	518	13.92	13.88	7,201	0.17%	0.15%	0.35%	18.55%	16.23%
American Funds Insurance Series Capital World Growth and Income Fund IV
2021	96	12.92	12.89	1,240	1.62%	0.15%	0.35%	9.01%	11.94%
American Funds Insurance Series The Bond Fund of America IV
2021	415	10.07	10.05	4,172	1.36%	0.15%	0.35%	1.73%	(0.57)%
American Funds Insurance Series U.S. Government Securities Fund IV
2021	63	9.92	9.89	621	1.44%	0.15%	0.35%	1.78%	1.44%
American Funds Insurance Series Washington Mutual Investors Fund IV
2021	76	14.06	14.03	1,071	1.32%	0.15%	0.35%	15.73%	21.10%
American Funds International Class 4
2021	180	11.58	11.56	2,084	2.57%	0.15%	0.35%	(1.86)%	(5.33)%
American Funds New World Class 4
2021	167	12.01	11.99	2,008	0.79%	0.15%	0.35%	1.02%	(0.26)%

PLICO Variable Annuity Account S

Notes to Financial Statements

December 31, 2021

(6) Financial Highlights, continued

	As of December 31				For the period ended December 31
Subaccount	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Blackrock 60/40 Target Allocation ETF V.I. Fund
2021	288	$ 11.07	$ 11.05	$ 3,182	2.31%	0.15%	0.35%	4.02%	4.16%
Blackrock Global Allocation V.I. III
2021	71	10.58	10.56	746	0.40%	0.15%	0.35%	(0.39)%	0.16%
Blackrock International V.I. I
2021	114	10.26	10.25	1,166	0.89%	0.15%	0.35%	(3.88)%	(3.61)%
Clearbridge Variable Dividend Strategy II
2021	18	12.51	12.49	225	1.26%	0.15%	0.35%	10.36%	11.88%
Clearbridge Variable Large Cap Growth II
2021	6	12.53	12.51	69	0.00%	0.15%	0.35%	4.95%	7.20%
Clearbridge Variable Mid Cap Portfolio II
2021	115	14.38	14.34	1,646	0.01%	0.15%	0.35%	16.27%	21.97%
Clearbridge Variable Small Cap Growth II
2021	228	12.72	12.69	2,889	0.00%	0.15%	0.35%	10.80%	2.41%
Columbia VP Balanced 2
2021	48	11.20	11.18	535	0.00%	0.15%	0.35%	5.83%	3.05%
Columbia VP Intermediate Bond 2
2021	164	10.02	10.00	1,636	0.12%	0.15%	0.35%	(0.88)%	(0.42)%
Columbia VP Limited Duration Credit 2
2021	53	9.95	9.94	524	0.07%	0.15%	0.35%	(0.90)%	(1.05)%
Columbia VP Select Mid Cap Value 2
2021	48	11.83	11.81	570	0.00%	0.15%	0.35%	11.31%	8.50%
Columbia VP Strategic Income 2
2021	67	10.05	10.03	669	1.23%	0.15%	0.35%	(0.13)%	(0.66)%
Fidelity Investment Grade Bond SC2
2021	878	10.02	10.00	8,779	1.51%	0.15%	0.35%	0.80%	(0.88)%
Fidelity Mid Cap SC2
2021	223	14.28	14.25	3,181	0.36%	0.15%	0.35%	19.54%	13.79%
Fidelity VIP Asset Manager Service 2 (a)
2021	5	10.85		55	7.82%	0.35%		(0.88)%
Fidelity VIP Balanced Service 2
2021	669	11.52	11.50	7,687	0.61%	0.15%	0.35%	8.43%	8.30%
Fidelity VIP Bond Index Port
2021	428	10.07	10.05	4,307	0.65%	0.15%	0.35%	0.90%	0.68%
Fidelity VIP Energy Service 2
2021	27	11.23	11.21	298	2.01%	0.15%	0.35%	5.76%	13.32%
Fidelity VIP Extended Market Index Port
2021	128	10.86	10.84	1,389	1.18%	0.15%	0.35%	4.09%	0.89%
Fidelity VIP Fundsmanager 20% Service 2
2021	37	10.43	10.41	385	0.99%	0.15%	0.35%	2.56%	0.50%
Fidelity VIP Fundsmanager 85% Service 2
2021	77	11.48	11.46	883	0.73%	0.15%	0.35%	5.15%	5.04%
Fidelity VIP Health Care Port Svc 2
2021	91	11.14	11.12	1,015	0.00%	0.15%	0.35%	1.59%	5.89%
Fidelity VIP International Index Port
2021	397	10.46	10.44	4,144	2.59%	0.15%	0.35%	0.67%	0.62%
Fidelity VIP Target Volatility Svc 2 (a)
2021	33	11.11		368	0.00%	0.35%		3.93%

PLICO Variable Annuity Account S

Notes to Financial Statements

December 31, 2021

(6) Financial Highlights, continued

	As of December 31				For the period ended December 31
Subaccount	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Fidelity VIP Total Market Index Port
2021	198	$ 12.17	$ 12.15	$ 2,406	0.91%	0.15%	0.35%	12.95%	10.80%
Fidelity VIP Technology Initial
2021	250	13.15	13.13	3,282	0.00%	0.15%	0.35%	14.34%	26.55%
Fidelity VIP Utilities Initial
2021	11	12.22	12.20	133	0.00%	0.15%	0.35%	9.19%	15.01%
Franklin Dynatech VIP Fund
2021	49	12.18	12.15	599	0.00%	0.15%	0.35%	(4.90)%	7.89%
Franklin Templeton VIP Trust Franklin Foreign Securities Cl 2
2021	8	12.16	12.13	95	3.14%	0.15%	0.35%	(5.50)%	1.44%
Franklin Templeton VIP Trust Franklin Income VIP Cl 2
2021	66	12.59	12.56	830	1.09%	0.15%	0.35%	8.13%	9.83%
Franklin Templeton VIP Trust Franklin Rising Dividends Cl 2
2021	215	13.53	13.50	2,900	0.34%	0.15%	0.35%	24.41%	23.53%
Franklin Templeton VIP Trust Franklin Small Cap Value Securities Cl 2
2021	74	14.71	14.68	1,090	0.51%	0.15%	0.35%	10.34%	18.95%
Franklin Templeton VIP Trust Franklin Small-Mid Cap Growth VIP Cl 2
2021	149	12.08	12.05	1,795	0.00%	0.15%	0.35%	3.43%	4.98%
Franklin Templeton VIP Trust Franklin Strategic Income Securities Cl 2
2021	34	10.52	10.49	355	0.84%	0.15%	0.35%	2.70%	1.50%
Franklin Templeton VIP Trust Global Bond Securities Cl 2
2021	45	9.53	9.51	431	0.00%	0.15%	0.35%	(4.29)%	(4.69)%
Franklin Templeton VIP Trust Mutual Global Discovery Securities Cl 2
2021	11	13.77	13.73	152	3.15%	0.15%	0.35%	8.09%	8.90%
Franklin Templeton VIP Trust Mutual Shares Securities Cl 2
2021	17	13.54	13.50	225	3.77%	0.15%	0.35%	7.24%	5.98%
Franklin Templeton VIP Trust Templeton Developing Markets Securities Cl 2
2021	89	10.83	10.80	960	0.53%	0.15%	0.35%	(14.80)%	(14.83)%
Goldman Sachs Mid Cap Value SC
2021	15	14.86	14.82	222	0.21%	0.15%	0.35%	18.75%	26.48%
Goldman Sachs Small Cap Equity Insights SC
2021	12	11.05	11.03	128	0.35%	0.15%	0.35%	0.63%	4.41%
Goldman Sachs Strategic Growth SC
2021	164	13.12	13.09	2,146	0.00%	0.15%	0.35%	21.46%	17.40%
Goldman Sachs VIT Core Fixed Income SC
2021	108	9.84	9.81	1,061	0.64%	0.15%	0.35%	1.54%	(1.87)%
Goldman Sachs VIT Growth Opportunities SC
2021	73	12.50	12.47	906	0.00%	0.15%	0.35%	10.32%	6.98%
Goldman Sachs VIT Trend Driven Allocation Fund
2021	19	12.25	12.22	230	0.00%	0.15%	0.35%	2.27%	7.21%

PLICO Variable Annuity Account S

Notes to Financial Statements

December 31, 2021

(6) Financial Highlights, continued

	As of December 31				For the period ended December 31
Subaccount	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Great-West Bond Index Fund Inv
2021	675	$ 9.77	$ 9.75	$ 6,606	0.54%	0.15%	0.35%	(1.63)%	(2.21)%
Invesco Oppenheimer VI Conservative Balanced II
2021	63	10.89	10.87	692	0.74%	0.15%	0.35%	2.99%	4.39%
Invesco V.I. Balanced Risk Allocation II
2021	40	11.77	11.74	473	5.14%	0.15%	0.35%	(0.32)%	2.59%
Invesco V.I. Comstock II
2021	17	15.44	15.40	267	1.54%	0.15%	0.35%	6.09%	8.44%
Invesco V.I. Equity and Income II
2021	85	13.24	13.21	1,125	1.32%	0.15%	0.35%	8.44%	4.77%
Invesco V.I. Global Fund II
2021	123	13.01	12.98	1,601	0.00%	0.15%	0.35%	9.98%	17.14%
Invesco V.I. Global Real Estate II
2021	51	13.34	13.31	684	2.22%	0.15%	0.35%	21.13%	24.24%
Invesco V.I. Government Securities II
2021	47	9.76	9.73	457	2.33%	0.15%	0.35%	(1.55)%	(1.97)%
Invesco V.I. Growth & Income II
2021	17	14.77	14.73	249	2.13%	0.15%	0.35%	8.79%	5.38%
Invesco V.I. International Growth Fund II
2021	83	11.72	11.69	974	1.19%	0.15%	0.35%	2.38%	2.20%
Invesco V.I. Main Street Fund II
2021	47	13.50	13.47	633	0.54%	0.15%	0.35%	19.30%	18.69%
Invesco V.I. Main Street Small Cap Fund II
2021	54	11.26	11.24	608	0.14%	0.15%	0.35%	3.89%	3.58%
Invesco V.I. U.S. Government Money Portfolio I (a)
2021	28	9.97		282	0.00%	0.15%		(0.15)%
Lord Abbett Bond Debenture VC
2021	181	10.78	10.75	1,946	3.23%	0.15%	0.35%	1.12%	1.80%
Lord Abbett Growth Opportunities VC
2021	18	11.80	11.78	216	0.00%	0.15%	0.35%	0.70%	2.85%
Lord Abbett Series Fund - Dividend Growth Portfolio
2021	40	13.31	13.28	532	0.84%	0.15%	0.35%	21.78%	20.40%
Lord Abbett Series Fundamental Equity VC
2021	10	14.06	14.03	144	0.85%	0.15%	0.35%	15.71%	24.18%
Lord Abbett Series Short Duration Inc VC
2021	49	10.01	10.00	488	3.51%	0.15%	0.35%	(0.34)%	(0.37)%
PIMCO Income Advisor
2021	96	10.20	10.19	974	1.02%	0.15%	0.35%	0.47%	0.27%
PIMCO VIT All Asset Advisor
2021	37	12.78	12.75	468	4.26%	0.15%	0.35%	8.18%	1.63%
PIMCO VIT Global Diversified Allocation
2021	14	11.56	11.54	163	6.02%	0.15%	0.35%	6.87%	3.11%
PIMCO VIT High Yield Adv
2021	79	10.37	10.35	780	1.65%	0.15%	0.35%	2.69%	2.43%
PIMCO VIT Long-Term US Government Advisor
2021	21	9.31	9.29	192	1.39%	0.15%	0.35%	0.54%	5.89%

PLICO Variable Annuity Account S

Notes to Financial Statements

December 31, 2021

(6) Financial Highlights, continued

	As of December 31				For the period ended December 31
Subaccount	Units (000's)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000's)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

PIMCO VIT Low Duration Advisor
2021	236	$ 9.91	$ 9.88	$ 2,337	0.28%	0.15%	0.35%	(1.38)%	(1.56)%
PIMCO VIT Real Return Advisor
2021	69	10.71	10.69	735	2.78%	0.15%	0.35%	6.51%	4.52%
PIMCO VIT Short-Term Advisor
2021	285	9.98	9.95	2,842	0.69%	0.15%	0.35%	(0.47)%	(0.63)%
PIMCO VIT Total Return Advisor
2021	350	9.94	9.91	3,478	1.11%	0.15%	0.35%	1.06%	(1.14)%
PL Dynamic Allocation Series - Conservative
2021	190	11.43	11.40	2,165	0.69%	0.15%	0.35%	6.00%	7.27%
PL Dynamic Allocation Series - Growth (a)
2021	43	13.25		567	0.74%	0.35%		16.11%
PL Dynamic Allocation Series - Moderate
2021	460	11.97	11.95	5,494	0.67%	0.15%	0.35%	8.77%	9.49%
Royce Capital Fund Small-Cap SC (a)
2021	4	15.04		67	1.42%	0.15%		5.37%
Schwab Government Money Market Portfolio
2021	2,455	9.98	9.95	24,445	0.05%	0.15%	0.35%	(0.16)%	(0.36)%
Schwab S&P 500 Index Portfolio
2021	6,329	13.88	13.84	87,658	0.66%	0.15%	0.35%	25.77%	24.93%
Schwab VIT Balanced
2021	723	11.39	11.37	8,436	0.69%	0.15%	0.35%	5.25%	6.00%
Schwab VIT Balanced with Growth
2021	903	11.98	11.95	10,581	0.69%	0.15%	0.35%	7.61%	8.47%
Schwab VIT Growth
2021	398	12.79	12.76	5,086	1.05%	0.15%	0.35%	10.72%	10.90%
T. Rowe Price All-Cap Opportunities Portfolio
2021	314	11.69	11.67	3,264	0.00%	0.15%	0.35%	9.51%	10.56%
T. Rowe Price Blue Chip Growth Port II
2021	117	11.82	11.80	1,387	0.00%	0.15%	0.35%	10.86%	11.42%
T. Rowe Price Health Sciences Port II
2021	67	10.95	10.93	737	0.00%	0.15%	0.35%	2.34%	10.22%
T. Rowe Price Moderate Allocation
2021	129	10.79	10.77	1,391	0.83%	0.15%	0.35%	1.48%	1.45%
Western Asset Core Plus VIT II
2021	68	10.15	10.13	689	3.40%	0.15%	0.35%	0.08%	(1.55)%

(a) One figure was reported for Unit Fair Value, Expense Ratio, and Total Return as the Subaccount had only one mortality and expense factor.

*    These ratios represent the dividends, excluding distributions of capital gains (both long-term and short-term), received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.   The  recognition of  investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**  These ratios represent the annualized Contract expenses of the Separate Account, consisting primarily of mortality and expense risk and admin charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to Contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated in the Footnote 1, Organization, or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(7) Expenses

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all Contracts contained within the Separate Account:

Expense Type	Range

Mortality and Expense Risk Charge

To compensate Protective Life for assuming mortality and expense risks, a daily mortality and expense risk is assessed through the reduction of unit values. The charge is assessed on an annual basis and is calculated as a percent of the average daily net assets. The charge is recognized as mortality and expense risk and administrative charges in the Statement of Operations and varies depending on the product purchased and the death benefit option selected.

0.15% - 0.35% of the average daily net assets of the variable account

Administrative Charge

An annual fee is assessed to reimburse Protective Life for expenses incurred in the administration of the Contract and the Separate Account. The charge is assessed through the reduction of unit values and is recognized as Contract maintenance fees in the Statement of Changes in Net Assets.

0.10% of the average daily net assets of the variable account

Optional Death Benefit Fee

Optional benefits may be elected by Contract owners. These benefits include death benefits and living benefits. The fees for such benefits are deducted annually, assessed through the redemption of units, and recognized as Contract maintenance fees in the Statement of Changes in Net Assets.

0.20% of death benefit value

Optional SecurePay Fee

A fee deducted to compensate PLICO for the costs & risks of the SecurePay rider. The fee is assessed through redemption of units in the variable account only and is recognized as Contract maintenance fees in the Statement of Changes in Net Assets.

Up to 2.00% of benefit base (2.20% under RightTime)

Transfer Fee

Currently there is no fee charged for transfers; however, PLICO has reserved the right to charge for each transfer after the first 12 transfers in any Contract year as a redemption of units.

$25 per transfer, after the first 12 transfers in any Contract year

(8) Related Party Transactions

Contract owners' net payments represent premiums received from Contract owners less certain deductions made by Protective Life in accordance with the Contract terms. These deductions include, where appropriate, tax, surrender, mortality risk and expense and maintenance fees. These deductions are made to the individual Contracts in accordance with the terms governing each Contract as set forth in the Contract.

PLICO Variable Annuity Account S
Notes to Financial Statements
December 31, 2021

(8) Related Party Transactions, continued

Protective Life offers a loan privilege to certain Contract owners. Such Contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 2021.

(9) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2021, and through the date at which the financial statements were available to be issued. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareowner and Board of Directors
Protective Life Insurance Company:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Protective Life Insurance Company and subsidiaries (the Company) as of December 31, 2021 and 2020, the related consolidated statements of income, comprehensive income (loss), shareowner's equity, and cash flows for each of the years in the three-year period ended December 31, 2021, and the related notes and financial statement schedules III to V (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2021, in conformity with U.S. generally accepted accounting principles.

Change in Accounting Principle

As discussed in Note 2 to the consolidated financial statements, the Company has changed its method of accounting for the recognition and measurement of credit losses as of January 1, 2020 due to the adoption of Accounting Standards Codification (ASC) Topic 326, Financial Instruments — Credit Losses.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Fair value measurement for embedded derivatives and amortization of deferred policy acquisition costs and value of business acquired for variable annuity and fixed indexed annuity contracts

As discussed in Notes 2, 5, 6 and 9 to the consolidated financial statements, the Company has established policies and procedures for determining the fair value of embedded derivatives for guaranteed living withdrawal benefit riders on variable annuity (VA) contracts and equity market contingent return features on fixed indexed annuity (FIA) contracts and for determining the amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) for VA and FIA contracts. As of December 31, 2021, the recorded balance of the VA and FIA embedded derivatives was $475 million and $595 million, respectively, both of which are classified as Level 3 fair value measurements. The Company's unamortized DAC and VOBA balances are $2,083 million and $1,786 million, respectively, as of December 31, 2021, a portion of each which relates to VA and FIA contracts. The Company estimates the fair value of the VA embedded derivative through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The Company estimates the fair value of the FIA embedded derivative through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder behavior assumptions. DAC and VOBA associated with VA and FIA contracts are amortized over the lives of the contracts in relation to the present value of estimated gross profits (EGPs).

We identified the evaluation of the fair value measurement for embedded derivatives and amortization of DAC and VOBA for VA and FIA contracts as a critical audit matter. Policyholder behavior assumptions, specifically, benefit utilization (VA contracts) and lapse (VA and FIA contracts), used in the determination of fair value and EGPs, required complex auditor judgment due to the high degree of estimation uncertainty. Specialized skills were needed to evaluate the benefit utilization and lapse assumptions and the impact of those assumptions on the fair values of the VA and FIA embedded derivatives and amortization of DAC and VOBA for VA and FIA contracts.

The following are the primary procedures we performed to address this critical audit matter. We evaluated, with the involvement of actuarial professionals, when appropriate, the design and implementation of certain internal controls over the Company's assumption setting process. This included internal controls related to the determination of the benefit utilization and lapse assumptions. In addition, we involved actuarial professionals with specialized skills and knowledge, who assisted in:

•  evaluating the Company's methodology to produce a fair value estimate and amortization of DAC and VOBA compliant with U.S. generally accepted accounting principles

•  evaluating the methodology for DAC and VOBA amortization for consistency with generally accepted actuarial methodologies

•  comparing the benefit utilization and lapse assumptions used in developing the estimate to the Company's actual historical experience

•  evaluating the Company's decisions to change or not to change the benefit utilization and lapse assumptions based on management's historical experience and industry studies, where available

•  ensuring assumptions used by the expert in the valuation of the VA embedded derivative are consistent with those provided by the Company

•  developing an estimate of the fair value of the FIA embedded derivative for a select policy based on the assumptions used by the Company and comparing the estimate to the Company's estimate

•  recalculating the amortization of DAC and VOBA for selected VA and FIA policies based on the assumptions used by the Company and comparing the estimates to the Company's estimates, and

•  evaluating the individual components (including assumptions and market movements) identified in the rollforward of changes in VA and FIA embedded derivative fair values prepared by the Company, for reasonableness of direction and relative amounts.

Fair value measurement of the Retirement reporting unit used in the valuation of goodwill

As discussed in Notes 2 and 10 to the consolidated financial statements, the goodwill balance as of December 31, 2021 was $697 million, of which $430 million related to the Retail Life and Annuity reportable segment, a portion of which related to the Retirement reporting unit. The Company performs goodwill impairment testing on an annual basis and whenever events or changes in circumstances indicate that the carrying value of a reporting unit likely exceeds its fair value. This involves estimating the fair value of the reporting units using a discounted cash flow valuation approach. The goodwill allocated to the Retirement reporting unit was determined to be impaired and an impairment loss of $129 million was recorded.

We identified the evaluation of the fair value measurement of the Retirement reporting unit used in the valuation of goodwill as a critical audit matter. Specifically, the projected cash flows and discount rates applied to the projected cash flows used in the determination of the fair value of the reporting unit required the application of subjective auditor judgment and were challenging to test as they represented subjective determinations of future sales, profitability patterns, existing business runoff patterns, as well as market and economic conditions that were also sensitive to variation. Additionally, the audit effort associated with evaluating the projected cash flows and discount rates required specialized skills and knowledge.

The following are the primary procedures we performed to address this critical audit matter.

•  We evaluated the reasonableness of the Company's projected new business cash flows for the Retirement reporting unit, by (1) comparing the sales assumptions to the Company's historical sales to assess the Company's ability to accurately forecast, (2) comparing the sales assumptions to forecasted sales in the industry, and (3) involving an actuarial specialist to evaluate the current pricing assumptions and resulting profitability patterns produced by the actuarial projection system.

•  We evaluated the reasonableness of the Company's projected existing business cash flows for the Retirement reporting unit, by involving an actuarial specialist to (1) compare selected actuarial assumptions used in developing the estimate to the Company's actual historical experience and (2) evaluate the existing business runoff patterns for selected products by comparing the patterns to historical experience and expectations of run off patterns based on the nature of the products.

•  In addition, we involved a valuation professional with specialized skills and knowledge, who assisted in evaluating the discount rates used in the valuation, by comparing the inputs to the discount rates to publicly available data for comparable entities and assessing the resulting discount rates utilized by the Company.

/s/ KPMG LLP

We have served as the Company's auditor since 2019.

Birmingham, Alabama
March 18, 2022

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	For The Years Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Revenues
Gross premiums and policy fees	$4,222	$4,003	$4,056
Reinsurance ceded	(1,320)	(1,027)	(1,508)
Net premiums and policy fees	2,902	2,976	2,548
Net investment income	2,982	2,889	2,825
Net gains (losses) — investments and derivatives	150	(235)	(59)
Other income	379	538	417
Total revenues	6,413	6,168	5,731
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (2021 — $1,423; 2020 — $883; 2019 — $1,244)	4,924	4,901	4,256
Amortization of deferred policy acquisition costs and value of business acquired	309	208	176
Other operating expenses, net of reinsurance ceded: (2021 — $223; 2020 — $229; 2019 — $230)	680	782	775
Goodwill impairment	129	—	—
Total benefits and expenses	6,042	5,891	5,207
Income before income tax	371	277	524
Income tax expense (benefit)
Current	132	118	387
Deferred	(46)	(75)	(290)
Total income tax expense	86	43	97
Net income	$285	$234	$427

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	For The Years Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Net income	$285	$234	$427
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (2021 — $(294); 2020 — $544; 2019 — $756)	(1,105)	2,048	2,844
Reclassification adjustment for investment amounts included in net income, net of income tax: (2021 — $(11); 2020 — $17; 2019 — $(3))	(41)	63	(11)
Change in net unrealized gains (losses) for which a credit loss has been recognized in net income, net of income tax: (2021 — $—; 2020 — $6)	(1)	24	—
Change in net unrealized (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (2019 — $(1))	—	—	(4)
Change in accumulated (loss) gain — derivatives, net of income tax: (2021 — $—; 2020 — $(1); 2019 — $(3))	—	(2)	(10)
Reclassification adjustment for derivative amounts included in net income, net of income tax: (2021 — $—; 2020 — $1; 2019 — $—)	1	2	2
Total other comprehensive income (loss)	(1,146)	2,135	2,821
Total comprehensive income (loss)	$(861)	$2,369	$3,248

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2021	2020
		(Recast)
	(Dollars In Millions)
Assets
Fixed maturities, at fair value (amortized cost: 2021 — $68,055; 2020 — $65,696; allowance for credit losses: 2021 — $1; 2020 — $23)	$73,048	$72,595
Equity securities, at fair value (cost: 2021 — $804; 2020 — $635)	828	667
Commercial mortgage loans, net of allowance for credit losses (2021 — $103; 2020 — $222)	10,863	10,006
Policy loans	1,527	1,593
Other long-term investments	3,646	3,251
Short-term investments	862	462
Total investments	90,774	88,574
Cash	390	656
Accrued investment income	704	707
Accounts and premiums receivable	121	127
Reinsurance receivables, net of allowance for credit losses (2021 — $92; 2020 — $94)	4,543	4,596
Deferred policy acquisition costs and value of business acquired	3,869	3,420
Goodwill	697	826
Other intangibles, net of accumulated amortization (2021 — $368; 2020 — $312)	491	540
Property and equipment, net of accumulated depreciation (2021 — $79; 2020 — $61)	203	204
Other assets	267	271
Assets related to separate accounts
Variable annuity	13,648	12,378
Variable universal life	1,982	1,286
Reinsurance assumed	13,883	13,325
Total assets	$131,572	$126,910
Liabilities
Future policy benefits and claims	$54,064	$54,107
Unearned premiums	845	782
Total policy liabilities and accruals	54,909	54,889
Stable value product account balances	8,526	6,056
Annuity account balances	15,846	15,478
Other policyholders' funds	1,820	1,865
Other liabilities	5,084	5,623
Deferred income taxes	1,428	1,779
Subordinated debt	110	110
Secured financing liabilities	1,572	496
Liabilities related to separate accounts
Variable annuity	13,648	12,378
Variable universal life	1,982	1,286
Reinsurance assumed	13,883	13,325
Total liabilities	118,808	113,285
Commitments and contingencies — Note 15
Shareowner's equity
Preferred Stock; $1 par value, shares authorized: 2; Liquidation preference: $2	—	—
Common Stock, $1 par value, shares authorized and issued: 2021 and 2020 — 5,000	5	5
Additional paid-in-capital	8,525	8,525
Retained earnings	1,832	1,547
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (2021 — $641; 2020 — $946)	2,412	3,558
Net unrealized losses on investments for which a credit loss has been recognized in earnings, net of income tax: (2021 — $(1); 2020 — $(1))	(3)	(2)
Accumulated loss — derivatives, net of income tax: (2021 — $(2); 2020 — $(2))	(7)	(8)
Total shareowner's equity	12,764	13,625
Total liabilities and shareowner's equity	$131,572	$126,910

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER'S EQUITY

	Preferred Stock	Common Stock	Additional Paid-In- Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner's Equity
	(Dollars In Millions)
Balance, December 31, 2018 (Recast)	$—	$5	$7,555	$1,074	$(1,408)	$7,226
Net income				427		427
Other comprehensive income					2,821	2,821
Comprehensive income						3,248
Cumulative effect adjustments				(50)		(50)
Capital contributions from parent			850			850
Balance, December 31, 2019 (Recast)	$—	$5	$8,405	$1,451	$1,413	$11,274
Net income				234		234
Other comprehensive income					2,135	2,135
Comprehensive income						2,369
Cumulative effect adjustments				(138)		(138)
Capital contributions from parent			120			120
Balance, December 31, 2020 (Recast)	$—	$5	$8,525	$1,547	$3,548	$13,625
Net income				285		285
Other comprehensive loss					(1,146)	(1,146)
Comprehensive loss						(861)
Balance, December 31, 2021	$—	$5	$8,525	$1,832	$2,402	$12,764

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Years Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Cash flows from operating activities
Net income	$285	$234	$427
Adjustments to reconcile net income to net cash (used in) provided by operating activities:
Net losses (gains) — investments and derivatives	(150)	235	59
Amortization of deferred acquisition costs and value of business acquired	309	208	176
Capitalization of deferred acquisition costs	(550)	(459)	(408)
Depreciation and amortization expense	77	79	74
Deferred income tax	(46)	(75)	(290)
Accrued income tax	(86)	35	7
Interest credited to universal life and investment products	1,520	1,593	1,343
Goodwill impairment	129	—	—
Trading securities purchases, sales, and maturities, net	10	(139)	97
Other, net	(33)	—	—
Change in:
Policy fees assessed on universal life and investment products	(1,834)	(1,798)	(1,729)
Reinsurance receivables	52	135	115
Accrued investment income and other receivables	(12)	34	(3)
Policy liabilities and other policyholders' funds of traditional life and health products	(487)	(1,076)	(544)
Amortization of premiums and accretion of discounts on investments and commercial mortgage loans	245	382	319
Other liabilities	39	648	347
Other, net	(22)	19	188
Net cash (used in) provided by operating activities	(554)	55	178
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	5,859	5,281	1,983
Sale of investments, available-for-sale	3,106	6,248	4,246
Cost of investments acquired, available-for-sale	(11,749)	(13,902)	(6,427)
Commercial mortgage loans:
New loan originations	(2,182)	(1,611)	(1,323)
Repayments	1,415	749	1,017
Change in investment real estate, net	—	—	(3)
Change in policy loans, net	66	82	65
Change in other long-term investments, net	(323)	132	(36)
Purchase of other long-term investments	(500)	—	—
Change in short-term investments, net	(393)	870	(611)
Net unsettled security transactions	86	141	(185)
Purchase of property, equipment, and intangibles	(29)	(29)	(33)
Payment for business acquisitions, net of cash acquired	—	—	(816)
Net cash used in investing activities	(4,644)	(2,039)	(2,123)
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	—	(330)	—
Secured financing liabilities	1,076	160	(160)
Capital contributions from PLC	—	120	850
Deposits to universal life and investments contracts	7,830	6,627	5,184
Withdrawals from universal life and investment contracts	(3,924)	(4,147)	(3,866)
Other financing activities, net	(50)	(3)	(1)
Net cash provided by financing activities	4,932	2,427	2,007
Change in cash	(266)	443	62
Cash at beginning of period	656	213	151
Cash at end of period	$390	$656	$213

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the "Company"), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation ("PLC"), an insurance holding company. PLC is a wholly owned subsidiary of Dai-ichi Life Holdings, Inc., a kabushiki kaisha organized under the laws of Japan ("Dai-ichi Life"). The Company markets individual life insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies. PLC is a holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 21, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

During 2020, the Company identified $63 million of certain reclassifications needed to appropriately present amounts related to reinsured vehicle service contracts. Also during 2020, the Company identified $195 million of certain cash flows presented in its investing and financing activities that were determined to be non-cash items. The Company determined that the reclassifications were not material to the financial statements for any period. These amounts have been corrected in the consolidated balance sheets, statements of income, and statements of cash flows for the year ended December 31, 2020 and 2019.

Shades Creek Captive Insurance Company ("Shades Creek") was a direct wholly owned insurance subsidiary of PLC through December 31, 2020. On January 1, 2021, Shades Creek was merged with and into the Company, with the Company being the surviving entity. The Company accounted for the transaction pursuant to Accounting Standards Codification ("ASC") 805-50 "Transactions between Entities under Common Control". The transferred assets and liabilities of Shades Creek were recorded by the Company at their carrying value at the date of transfer. In accordance with ASC 805-50, all prior financial information has been recast to reflect this transaction as of the earliest period presented under common control, January 1, 2019.

The following table presents the changes as a result of the merger of the entity under common control to previously reported amounts in the audited consolidated statements of operations for the years ended December 31, 2020 and 2019 included in the Company's annual report on Form 10-K for the year ended December 31, 2020.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION — (Continued)

	As Reported	Common Control Entity	Total (Recast)
	(In Millions)
For The Year Ended December 31, 2020
Net income	$342	$(108)	$234
Total comprehensive income	$2,471	$(102)	$2,369
For The Year Ended December 31, 2019
Net income	$553	$(126)	$427
Total comprehensive income	$3,365	$(117)	$3,248

Beginning in the first quarter of 2020, the outbreak of COVID-19 created significant economic and social disruption and impacted various operational and financial aspects of the Company's business. Certain impacts from COVID-19 continued into 2021, including increased claims in both the life insurance and annuity blocks. In addition, the Asset Protection segment had a reduction in sales in the second half of 2021 due to supply chain issues. The pandemic may continue to impact the Company's earnings based on, amongst other factors, the volume and severity of claims related to COVID-19 and the financial disruption caused by the pandemic, which could impact the Company's investment portfolio.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization periods, goodwill recoverability, value of business acquired ("VOBA"), certain investments and certain derivatives fair values, the allowance for credit losses, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Further, certain estimates and assumptions include the direct and indirect impact of the COVID-19 pandemic on the Company's business, financial condition and results of operations. The economic impact of the pandemic on the Company's business depends on its severity and duration, which in turn depend on highly uncertain factors such as the nature and extent of containment efforts and the timing and efficacy of vaccines. The high level of uncertainty regarding this economic impact means that

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

management's estimates and assumptions, specifically those related to investments and certain derivatives fair values, the allowance for credit losses, and future policy benefits are subject to change — perhaps substantial change — as the situation develops and new information becomes available.

Significant Accounting Policies

Income Statement

Net Investment Income

Investment income is recognized when earned, net of applicable management or other fees. Investment income on fixed maturity securities includes coupon interest, amortization of any premium and accretion of any discount. Investment income on equity securities includes dividend income and preferred coupons interest.

Investment income on commercial mortgage-backed securities ("CMBS"), residential mortgage-backed securities ("RMBS"), and other asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method used primarily for mortgage-backed and asset-backed securities of high credit quality which cannot be contractually prepaid in such a manner that we would not recover a substantial portion of the initial investment, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

Net gains (losses) — investments and derivatives

Net gains (losses) — investments and derivatives includes realized gains and losses from the sale of investments, which are calculated on the basis of specific identification on the trade date. It also includes gains and losses associated with the fair value changes of equity securities and net credit losses. In addition, it includes the gains and losses on free-standing and embedded derivatives.

Other Income

Other income consists primarily of advisory and administration service fees assessed on investment contract holder account values, marketing and distribution fees, rider charges associated with guaranteed benefits, distribution company revenues and other fees. In addition, any gains related to final settlements related to its acquisitions are included in other income.

Balance Sheet

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

at fair value with changes in fair value recorded in net gains (losses) — investments and derivatives. Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income. As of December 31, 2020, the Company no longer held any held-to-maturity securities.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm's length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations ("CMOs"), and mortgage-backed securities ("MBS") are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures ("CUSIP") level on a first in first out basis. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Allowance for Credit Losses — Fixed Maturity and Structured Investments

Each quarter the Company reviews investments with unrealized losses to determine whether such impairments are the result of credit losses. The Company analyzes various factors to make such determination including, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company's intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) an economic analysis of the issuer's

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

industry, and 6) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter to evaluate whether a credit loss has occurred.

For securities which the Company does not intend to sell and does not expect to be required to sell before recovering the security's amortized cost basis, analysis of expected cash flows is used to measure the amount of the credit loss. To the extent the amortized cost basis of the security exceeds the present value of future cash flows expected to be collected, this difference represents a credit loss. Credit losses are recorded in net gains (losses) — investments and derivatives with a corresponding adjustment to the allowance for credit losses, except that the credit loss recognized cannot exceed the difference between the book value and fair value of the security as of the date of the analysis. In future periods, recoveries in the present value of expected cash flows are recorded as a reversal of the previously recognized allowance for credit losses with an offsetting adjustment to net gains (losses) — investments and derivatives. The Company considers contractual cash flows and all known market data related to cash flows when developing its estimates of expected cash flows. The Company uses the effective interest rate implicit in the security at the date of acquisition to discount expected cash flows. For floating rate securities, the Company's policy is to lock in the interest rate at the first instance of an impairment. Estimates of expected cash flows are not probability-weighted but reflect the Company's best estimate based on past events, current conditions, and reasonable and supportable forecasts of future events. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in net gains (losses) — investments and derivatives.

The Company presents accrued interest receivable separately from other components of the amortized cost basis of its fixed maturity and structured investments and has made an accounting policy election not to measure an allowance for credit losses for accrued interest receivable. The Company's policy is to write off uncollectible accrued interest receivables through a reversal of interest income in the period in which a credit loss is identified.

Prior to January 1, 2020, the Company calculated a valuation allowance based on the analysis of specific loans that were believed to have a higher risk of credit impairment consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Due to the Company's loss experience and nature of the loan portfolio, the Company believed that a collectively evaluated allowance would be inappropriate. Since the Company used the specific identification method for calculating the allowance, it was necessary to review the economic situation of each borrower to determine those that had higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assessed the risk of each loan. When issues were identified, the severity of the issues was assessed and reviewed for possible credit impairment. If a loss was deemed probable, an expected loss calculation was performed and an allowance was established for that loan based on the expected loss. The expected loss was calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan's original effective interest rate, or the current estimated fair value of the loan's underlying collateral. A loan could be subsequently charged off at such point that the Company no longer expected to receive cash payments, the present value of future expected payments of the renegotiated loan was less than the current principal balance, or at such time that the Company was party to foreclosure or bankruptcy proceedings associated with the borrower and did not expect to recover the principal balance of the loan.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Corporate-Owned Life Insurance

The Company has purchased corporate-owned life insurance ("COLI") on the lives of certain employees. COLI is carried at the cash surrender value of the policies, which is based upon the underlying fair value of the portfolio of assets. Changes in the cash surrender value are reported currently in earnings. COLI is included in other long-term investments on the Company's balance sheet and the cash surrender value was $710 million and $179 million as of December 31, 2021 and 2020, respectively.

Derivative Financial Instruments

The Company records its derivative financial instruments at fair value in the consolidated balance sheet in other long-term investments and other liabilities. The Company designates derivatives as either a cash flow hedge which hedges the variability of cash flows specific to a recognized asset or liability or forecasted transaction; a fair value hedge, which hedges the fair value of a recognized asset or liability or unrecognized firm commitment; or a derivative that does not qualify for hedge accounting. The Company assesses the effectiveness of a hedge at its inception and subsequently on a quarterly basis. For cash flow hedges, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is reported as a component of other comprehensive income (loss) and reclassified into earnings in the same period during which the hedged item impacts earnings. For fair value hedges, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in net gains (losses) — investments and derivatives. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in net gains (losses) — investments and derivatives. For additional information, refer to Note 6, Derivative Financial Instruments.

Commercial Mortgage Loans

The Company's commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of the allowance for credit losses ("ACL"). Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

Allowance for Credit Losses — Commercial Mortgage Loans and Unfunded Commitments

Effective January 1, 2020, the ACL represents the Company's best estimate of expected credit losses over the contractual term of the loans. The allowance for credit losses for unfunded loan commitments is recognized as a component of other liabilities on the consolidated condensed balance sheet. Changes in the allowance for credit losses for both funded and unfunded commercial mortgage loans are recognized in net gains (losses) — investments and derivatives. Prior to January 1, 2020, the Company calculated a valuation allowance based on the analysis of specific loans that were believed to have a higher risk of credit impairment consistent with the applicable guidance for loan impairments in ASC Subtopic 310.

The Company uses a loan-level probability of default ("PD") and loss given default ("LGD") model to calculate the allowance for credit losses for substantially all of its commercial mortgage loans and unfunded loan commitments. Guidance in FASB ASC Topic 326-20 — Credit Losses requires collective assessment of financial assets with similar risk characteristics. Consistent with this guidance, the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

model used by the Company (the "CML Model") incorporates historical default data for a large number of loans with similar characteristics to the Company's commercial mortgage loans in the measurement of the allowance for credit losses. Relevant risk characteristics include debt service coverage ratio ("DSCR"), loan-to-value ratio ("LTV"), geographic location, and property type. This historical default data is applied through the CML Model to forecast loan-level risk parameters including PD and LGD which provide the basis for the determination of expected losses.

The CML Model incorporates both current conditions and reasonable and supportable forecasts when estimating the PD and LGD values that are used as the basis for calculating expected losses. Current conditions are incorporated by considering market-specific information, such as vacancy rates and property prices, to reflect the current position in the market cycle. To incorporate reasonable and supportable forecasts, loan-level risk parameters produced by the CML Model are conditioned by multiple probability-weighted macroeconomic forecast scenarios. CML Model results are also subject to adjustments based on other qualitative considerations to reflect management's best estimate of the impact of future events and circumstances on the ACL.

PDs and LGDs are forecasted over a reasonable and supportable forecast period, which is reassessed on a quarterly basis. After the reasonable and supportable forecast period, the CML Model reverts to the Company's own historical loss history at a portfolio segment level. The historical loss data used for reversion will be assessed annually in the third quarter, along with certain other model inputs and assumptions.

All or a portion of a loan may be written off at such point that a) the Company no longer expects to receive cash payments, b) the present value of future expected payments of a renegotiated loan is less than the current principal balance, or c) at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan. A write-off is recorded by eliminating the allowance against the commercial mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property.

Certain loans which meet the definition of collateral dependent are identified as part of the Company's ongoing loan surveillance process. Loans are considered to be collateral dependent if foreclosure is deemed probable, or if a borrower is in financial difficulty and repayment is expected to be provided substantially through the operation or sale of the underlying collateral. The ACL for loans identified as collateral dependent is measured based on the fair value of the underlying collateral, less costs to sell.

The Company presents accrued interest receivable separately from other components of the amortized cost basis of its commercial mortgage loans and has made an accounting policy election not to measure an allowance for credit losses for accrued interest receivable. It is the Company's policy to cease to carry accrued interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. In each scenario, accrued income is reversed through investment income. Refer to Note 8, Commercial Mortgage Loans, for additional information.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Short-term Investments

Short-term investments primarily consist of highly liquid securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase. These securities and investments are generally carried at fair value or amortized cost that approximates fair value.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company's cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank at certain reporting dates. Such negative balances are included in other liabilities and were $178 million and $185 million as of December 31, 2021 and 2020, respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Policy Loans

Policy loans are stated at unpaid principal balances. Interest income is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Any unpaid principal and accrued interest is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Deferred Policy Acquisition Costs ("DAC")

The incremental direct costs associated with successfully acquired insurance policies are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting and certain other costs that are directly related to the successful acquisition of traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC is subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.00% to 7.86%) the Company expects to experience in future periods when determining the present value of estimated gross profits ("EGPs"). These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, DAC is also impacted by unrealized investment gains (losses) which would have been recognized if such gains and losses had been realized. The Company includes the impact of these credits or charges, net of tax, in accumulated other comprehensive income ("AOCI").

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Value of Businesses Acquired ("VOBA")

In conjunction with the Merger and the acquisition of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flows and earnings of associated insurance policies and investment contracts. This intangible asset, called VOBA, is based on the actuarially estimated present value of future cash flows from associated insurance policies and investment contracts acquired. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company believes to be those of a market participant. The Company amortizes VOBA in proportion to gross premiums for traditional life products, or estimated gross margins ("EGMs") for participating traditional life products within the MONY Life Insurance Company ("MONY") block. For interest sensitive products, the Company uses various amortization bases including EGPs, revenues, account values, or insurance in-force. VOBA is subject to annual recoverability testing.

Included within the deferred policy acquisition costs and value of business acquired line of the Company's consolidated balance sheets are amounts related to certain contracts or blocks of business that have negative VOBA. These amounts are presented on a net basis with positive VOBA amounts within this line on the Company's consolidated balance sheets. Negative VOBA is amortized over the life of the related policies based on the amount of insurance in-force (for life insurance) or account values (for annuities). Such amortization is recorded in the amortization of deferred policy acquisition costs and value of business acquired line of the Company's consolidated statements of income on a net basis with any positive VOBA amortization.

Other Intangible Assets

Other intangible assets with definite lives are amortized over the estimated useful life of the asset and reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Amortizable intangible assets primarily consist of distribution relationships, trade names, technology, and software. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized, but are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Software is generally amortized over a three — five year useful life.

Other intangible assets recognized by the Company included the following:

	As of December 31,		Estimated
	2021	2020	Useful Life
	(Dollars In Millions)		(In Years)
Distribution relationships	$314	$340	14-22
Trade names	58	65	13-17
Technology	56	71	7-14
Other	31	32
Total intangible assets subject to amortization	459	508
Insurance licenses	32	32	Indefinite
Total other intangible assets	$491	$540

Other identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Millions)
2022	$54
2023	51
2024	48
2025	43
2026	43

Property and Equipment

The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company's home office is depreciated over twenty-five years, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and computers are depreciated over a four year useful life. Land is not depreciated. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income. Leases are recorded on the balance sheet as right-of-use assets and liabilities within property and equipment and other liabilities, respectively.

Property and equipment consisted of the following:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Home office building	$160	$159
Data processing equipment	39	36
Capital leases	36	25
Other, principally furniture and equipment	22	20
Total property and equipment subject to depreciation	257	240
Accumulated depreciation	(79)	(61)
Land	25	25
Total property and equipment	$203	$204

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder's equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income. Fees are generally based on the daily net assets of the policyholder's account value and recognized as revenue when assessed. Assets and liabilities

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

related to separate accounts include balances related to separate accounts assumed through reinsurance. These balances relate to variable annuity and variable life policies that we have reinsured on a modified coinsurance basis.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to qualified institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank ("FHLB"), and markets guaranteed investment contracts ("GICs") to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan.

The Company records its stable value contract liabilities in the consolidated balance sheets in stable value product account balances at the deposit amount plus accrued interest, adjusted for any unamortized premium or discount. Interest on the contracts is accrued based upon contract terms. Any premium or discount is amortized using the effective yield method.

The segment's products complement the Company's overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2021 and 2020, the Company had $6,573 million and $4,032 million, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to twelve years.

As of December 31, 2021, future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2022	$2,559
2023-2024	3,551
2025-2026	1,347
Thereafter	1,069

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company's obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company's historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company's property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company's results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company's reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Guaranteed Living Withdrawal Benefits

The Company also establishes reserves for guaranteed living withdrawal benefits ("GLWB") on its variable annuity ("VA") products. The GLWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the embedded derivative to be recorded at fair value using current interest rates and implied volatilities for the equity indices. The fair value of the GLWB is impacted by equity market conditions and can result in the GLWB embedded derivative being in an overall net asset or net liability position. In times of favorable equity market conditions the likelihood and severity of claims is reduced and expected fee income increases. Since claims are generally expected later than fees, these favorable equity market conditions can result in the present value of fees being greater than the present value of claims, which results in a net GLWB embedded derivative asset. In times of unfavorable equity market conditions the likelihood and severity of claims is increased and expected fee income decreases and can result in the present value of claims exceeding the present value of fees resulting in a net GLWB embedded derivative liability. The methods used to estimate the embedded derivative employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the Ruark 2015 ALB table adjusted for company experience. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. As of December 31, 2021 and 2020, our net GLWB liability held was $475 million and $822 million, respectively.

Goodwill

The balance recognized as goodwill is not amortized, but is reviewed for impairment on an annual basis, or more frequently as events or circumstances may warrant, including those circumstances which would more likely than not reduce the fair value of the Company's reporting units below its carrying amount. Accounting for goodwill requires an estimate of the future profitability of the associated lines of business within the Company's reporting units to assess the recoverability of the capitalized goodwill. The Company's material goodwill balances are attributable to certain of its reportable segments. Each of the Company's reportable segments are considered separate reporting units, with the exception of the Retail Life and Annuity segment. This reportable segment contains the Protection and Retirement divisions which are considered separate reporting units. The Company evaluates the carrying value of goodwill at the reporting units level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that a reporting unit's goodwill balances is impaired as of the testing date. If the qualitative analysis does not indicate that an impairment of a reporting unit's goodwill is more likely than not then no other specific quantitative impairment testing is required.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

If it is determined that it is more likely than not that impairment exists, the Company performs a quantitative assessment and compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit's carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting unit in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The cash flows used to determine the fair value of the Company's reporting units are dependent on a number of significant assumptions. The Company's estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions. See Note 10, Goodwill for additional information on the Company's annual impairment review.

Income Taxes

The Company's income tax returns are included in PLC's consolidated U.S. income tax return.

The Company uses the asset and liability method of accounting for income taxes. Generally, most items in pretax book income are also included in taxable income in the same year. However, some items are recognized for book purposes and for tax purposes in different years or are never recognized for either book or tax purposes. Those differences that will never be recognized for either book or tax purposes are permanent differences (e.g., investment income not subject to tax). As a result, the effective tax rate reflected in the financial statements may differ from the statutory rate reflected in the tax return. Those differences that are reported in different years for book and tax purposes are temporary and will reverse over time (e.g., the valuation of future policy benefits). These temporary differences are accounted for in the intervening periods as deferred tax assets and liabilities. Deferred tax assets generally represent revenue that is taxable before it is recognized in financial income and expenses that are deductible after they are recognized in financial income. Deferred tax liabilities generally represent revenues that are taxable after they are recognized in financial income or expenses or losses that are deductible before they are recognized in financial income. Components of AOCI are presented net of tax, and it is the Company's policy to use the aggregate portfolio approach to clear the disproportionate tax effects that remain in AOCI as a result of tax rate changes and certain other events. Under the aggregate portfolio approach, disproportionate tax effects are cleared only when the portfolio of investments that gave rise to the deferred tax item is sold or otherwise disposed of in its entirety.

The Company evaluates the recoverability of the Company's deferred tax assets and establishes a valuation allowance, if necessary, to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step for the tax positions that meet the more likely than not criteria is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations expires. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards, the statute of limitations does not close until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. Refer to Note 18, Income Taxes, for additional information regarding income taxes.

Policyholder Liabilities, Revenues, and Benefits Expense

Future Policy Benefits and Claims

Liabilities for life and annuity benefit reserves consist of liabilities for traditional life insurance, cash values associated with universal life insurance, immediate annuity benefit reserves, and other benefits associated with life and annuity benefits. The unpaid life claim liabilities consist of current pending claims as well as an estimate of incurred but not reported life insurance claims.

Other policy benefit reserves consist of certain health insurance policies that are in runoff. The unpaid claim liabilities associated with other policy benefits includes current pending claims, the present value of estimated future claim payments for policies currently receiving benefits and an estimate of claims incurred but not yet reported.

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

policies, limited payment life insurance policies, and certain annuities with life contingencies. In accordance with ASC 805, the liabilities for future policy benefits on traditional life insurance products, when combined with the associated VOBA, were recorded at fair value on the date of the Merger. These values, subsequent to the Merger, are computed using assumptions that include interest rates, mortality, lapse rates, expense estimates, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2021, range from approximately 2.50% to 5.50%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.05% to 9.81% in 2021.

The Company establishes liabilities for fixed indexed annuity ("FIA") products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under FASB ASC Topic 815 — Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued through 2009. These products are no longer being marketed. The future changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

value of annuity account balances please refer to Note 5, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

The Company currently markets a deferred fixed annuity with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in net gains (losses) — investments and derivatives. For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 5, Fair Value of Financial Instruments. The host contract is accounted for as a universal life ("UL") type insurance contract in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accreted using the effective yield method.

The Company markets universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB's ASC Topic 815 — Derivatives and Hedging. The Company has not elected to value these indexed universal life ("IUL") products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in net gains (losses) — investments and derivatives. For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 5, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 — Financial Services — Insurance and is recorded in Future policy benefits and claims with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accrued interest and benefit claims incurred during the period.

The Company's accounting policies with respect to variable universal life ("VUL") and VA are identical to those noted above for universal life and investment products except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits ("GMDB") on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the Ruark 2015 ALB table adjusted for company experience. Future declines in the equity market would increase the Company's GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. A portion of the Company's GMDB is subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. As of December 31, 2021 and 2020, the GMDB reserve was $38 million and $43 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Annuity Account Balances and Other Policyholders' Funds

Annuity account balances consists of the fixed account value of deferred annuities and the host contract value of indexed annuities. Other policyholders' funds consists of immediate benefit accounts and supplementary contracts without life contingencies.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection ("GAP"). Premiums and fees associated with service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Commissions and fee income associated with other products are recognized as earned when the related services are provided to the customer. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Such reserves are computed by pro rata methods or methods related to anticipated claims. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported ("IBNR") reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services — Insurance Topic. The following summarizes some of the key aspects of the Company's accounting policies for reinsurance.

Reinsurance Accounting Methodology — Ceded premiums of the Company's traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services — Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company's fixed universal life ("UL"), VUL, bank-owned life insurance ("BOLI"), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the "ultimate" or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in "unlocking" that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services — Insurance Topic.

Reinsurance Allowances — Long-Duration Contracts — Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company's commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company determines its "cost of reinsurance" to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC 944, Financial Services — Insurance Topic, "The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized." The Company's policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are recognized. For the Company's long-duration contracts, it is the Company's practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company's practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances — Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities — Claim liabilities and policy benefits are calculated consistently for all policies, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as Reinsurance receivables on the balance sheet.

Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Reinsurance assets and liabilities related to agreements with funds withheld at interest where no net risk is retained by the Company are presented on a net basis. Reinsurance receivables were presented net of approximately $2.3 billion in reinsurance liabilities as of December 31, 2021 and 2020, respectively.

Allowance for Credit Losses — Reinsurance Receivables

The Company establishes an allowance for current expected credit losses related to amounts receivable from reinsurers (the "Reinsurance ACL"). Changes in the Reinsurance ACL are recognized as a component of benefits and settlement expenses. The Reinsurance ACL is remeasured on a quarterly basis using an internally developed probability of default ("PD") and loss given default ("LGD") model. Key inputs to the calculation are a conditional probability of insurer liquidation by issuer credit rating and exposure at default derived from a runoff projection of ceded reserves by reinsurer to forecast future loss amounts. Management's position is that the rate of return implicit in the financial asset (i.e. the ceded reserves) is associated with the discount rate used to value the underlying insurance reserves; that is, the rate of return on the asset portfolio(s) supporting the reserves. For reinsurance receivable exposures that do not share similar risk characteristics with other receivables, including those associated with counterparties that have experienced significant credit deterioration, the Company measures the allowance for credit losses individually, based on facts and circumstances associated with the specific reinsurer or transaction.

As of December 31, 2021 and 2020, the Reinsurance ACL was $92 million and $94 million, respectively. There were no write-offs or recoveries during the year ended December 31, 2021 and 2020.

The Company had total reinsurance receivables of $4.5 billion as of December 31, 2021, which includes both ceded policy benefit reserves and receivables for claims. Receivables for claims represented approximately 11% of total reinsurance receivables as of December 31, 2021. Receivables for claims are short-term in nature, and generally carry minimal credit risk. Of reserves ceded as of December 31, 2021, approximately 84% were receivables from reinsurers rated by A.M. Best Company. Of the total rated by A.M. Best, 54% were rated A+ or better, 16% were rated A, and 30% were rated A- or lower. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers, on an ongoing basis. Certain of the Company's reinsurance receivables are supported by letters of credit, funds held or trust agreements.

Components of Reinsurance Cost — The following income statement lines are affected by reinsurance cost:

Premiums and policy fees ("reinsurance ceded" on the Company's financial statements) represent consideration paid to the assuming company for accepting the ceding company's risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Amortization of deferred acquisition cost and value of business acquired reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company's reinsurance programs do not materially impact the other income line of the Company's income statement. In addition, net investment income generally has no direct impact on the Company's reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies' profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

ASU No. 2019-12 — Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. The amendments in this Update remove certain exceptions to the general principles in Topic 740 related to intraperiod tax allocations, interim tax calculations, and outside basis differences. The amendments also clarify and amend guidance in certain other areas of Topic 740 in order to eliminate diversity in practice. The amendments in this Update became effective for public business entities in fiscal years beginning after December 15, 2020, and interim periods within those fiscal years. This Update did not have a material impact on the Company's operations and financial results.

Accounting Pronouncements Not Yet Adopted

ASU No. 2018-12 — Financial Services — Insurance (Topic 944): Targeted Improvements to Accounting for Long-Duration Contracts. The amendments in this Update are designed to make improvements to the existing recognition, measurement, presentation, and disclosure requirements for certain long-duration contracts issued by an insurance company. The new amendments require insurance entities to provide a more current measure of the liability for future policy benefits for traditional and limited-payment contracts by regularly refining the liability for actual past experience and updated future assumptions. This differs from current requirements where assumptions are locked-in at contract issuance for these contract types. In addition, the updated liability will be discounted using an upper-medium grade (low-credit-risk) fixed income instrument yield that reflects the characteristics of the liability which differs from currently used rates based on the invested assets supporting the liability. In addition, the amendments introduce new requirements to assess market-based insurance contract options and guarantees for Market Risk Benefits and measure them at fair value. This Update also requires insurance entities to amortize deferred acquisition costs on a constant-level basis over the expected life of the contract. Finally, this Update requires new disclosures including liability rollforwards and information about significant inputs, judgments, assumptions, and methods used in the measurement. In November 2020, FASB issued ASU No. 2020-11 — Financial Services — Insurance (Topic 944); Effective Date and Early Application which deferred the effective date until the year ending December 31, 2025. The Company is currently reviewing its policies, processes, and applicable systems to determine the impact this standard will have on its operations and financial results.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS

Captive Merger

On October 1, 2020, as part of a corporate initiative to consolidate and simplify PLC's reserve financing structures and reduce related financial and operational costs, Golden Gate II Captive Insurance Company ("Golden Gate II"), Golden Gate III Vermont Captive Insurance Company ("Golden Gate III"), Golden Gate IV Vermont Captive Insurance Company ("Golden Gate IV"), and Golden Gate V Vermont Captive Insurance Company ("Golden Gate V"), all of which are wholly owned captive insurance company subsidiaries of the Company (collectively the "Captives") merged with and into (the "Captive Merger") Golden Gate Captive Insurance Company ("Golden Gate"), a Vermont special purpose financial insurance company and a wholly owned subsidiary of the Company.

In conjunction with the Captive Merger, Golden Gate and Steel City, LLC ("Steel City"), a wholly owned subsidiary of PLC, terminated the financing facility into which Golden Gate and Steel City had entered in 2016. This termination included redeeming the fixed maturity securities issued by Steel City to Golden Gate and the non-recourse funding obligation issued by Golden Gate to Steel City. This non cash transaction resulted in a reduction to the carrying value of fixed maturities, at amortized cost on the balance sheet as well as a reduction to the carrying value of non-recourse funding obligations on the balance sheet of $1,858 million. These redemptions did not have an impact on income before taxes. Refer to Note 4, Investment Operations and Note 14, Debt and Other Obligations, for additional detail around the impacted balances.

In conjunction with the Captive Merger, Golden Gate II redeemed the full outstanding principal amount of floating rate non-recourse funding obligations due July 15, 2052. These non-recourse funding obligations were previously marked to fair value in conjunction with the Merger. The redemption required the acceleration of the accretion of the discount associated with the non-recourse funding obligation. The impact of this non-cash acceleration was a $54 million reduction to income before taxes for the year ended December 31, 2020. Additionally, this redemption required a $330 million cash payment, of which $21 million was held by external parties and $309 million was held by nonconsolidated affiliates, to third parties in order to settle the outstanding principal associated with the non-recourse funding obligation. Refer to Note 14, Debt and Other Obligations, for additional detail around the impacted balances.

Also in conjunction with the Captive Merger, Golden Gate V and Red Mountain, LLC ("Red Mountain"), a wholly owned subsidiary of the Company, terminated the financing facility into which Golden Gate V and Red Mountain had entered into in 2012. This termination included redeeming the $822 million of fixed maturity securities issued by Red Mountain to Golden Gate V and the $806 million of non-recourse funding obligation issued by Golden Gate V to Red Mountain. As a result of these redemptions, the amortization of premiums recorded against the fixed maturities and non-recourse funding obligations which were previously marked to fair value in conjunction with the Merger was accelerated. The net impact of this non-cash acceleration of amortization was a $16 million reduction to income before taxes for the year ended December 31, 2020. This net impact was comprised of a reduction to net investment income of $72 million and a reduction to other operating expenses of $56 million. Refer to Note 4, Investment Operations and Note 14, Debt and Other Obligations, for additional detail around the impacted balances.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS — (Continued)

Also in conjunction with the Captive Merger, the interest support and YRT premium support agreements that were entered into with PLC by certain of the Company's affiliates were terminated. As discussed in Note 5, Fair Value of Financial Instruments, these agreements met the definition of a derivative financial instrument and were accounted for at fair value in the consolidated financial statements. PLC settled its obligation under these agreements during the fourth quarter of 2020 and made a payment of $135 million to Golden Gate.

On October 1, 2020, immediately following the Captive Merger, Golden Gate entered into a transaction with a term of 20 years, that may be extended to up to 25 years, to finance up to a maximum term of $5 billion of "XXX" and "AXXX" reserves related to the term life insurance business and universal life insurance with secondary guarantee business that is reinsured to Golden Gate by the Company and West Coast Life Insurance Company ("WCL"), an indirect wholly owned subsidiary, pursuant to an Excess of Loss Reinsurance Agreement (the "XOL Agreement") with Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and RGA Reinsurance Company (Barbados) Ltd. (collectively, the "Retrocessionaires"). Pursuant to the XOL Agreement, in exchange for periodic fees, the Retrocessionaires assume, on an excess of loss basis, the obligation to pay (the "XOL Payments") each quarter the lessor of a) the greater of (i) statutory reserves in excess of economic reserves and (ii) the financed amount and b) if total claims for such quarter exceed the available assets (as set forth in the XOL Agreement) of Golden Gate, the amount of such excess. The transaction is "non-recourse" to PLC, WCL, and the Company, meaning that none of these companies are liable to reimburse the Retrocessionaires for any XOL payments required to be made. As of December 31, 2020, the XOL Asset backing the difference in statutory and economic reserve liabilities was $4.58 billion.

Great-West Life & Annuity Insurance Company

On January 23, 2019, the Company entered into a Master Transaction Agreement (the "GWL&A Master Transaction Agreement") with Great-West Life & Annuity Insurance Company ("GWL&A"), Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"), The Canada Life Assurance Company ("CLAC") and The Great-West Life Assurance Company ("GWL" and, together with GWL&A, GWL&A of NY and CLAC, the "Sellers"), pursuant to which the Company will acquire via reinsurance (the "Transaction") substantially all of the Sellers' individual life insurance and annuity business (the "GW Individual Life Business").

On June 3, 2019, the Company and PLAIC completed the Transaction (the "GWL&A Closing"). Pursuant to the GWL&A Master Transaction Agreement, the Company and PLAIC entered into reinsurance agreements (the "GWL&A Reinsurance Agreements") and related ancillary documents at the GWL&A Closing. On the terms and subject to the conditions of the GWL&A Reinsurance Agreements, the Sellers ceded to the Company and PLAIC, effective as of the date of the GWL&A Closing, substantially all of the insurance policies related to the Individual Life Business on a 100% indemnity basis net of reinsurance recoveries. The aggregate ceding commission for the reinsurance of the Individual Life Business paid at the GWL&A Closing was $766 million. All policies issued in states other than New York were ceded to the Company under reinsurance agreements between the applicable Seller and the Company, and all policies issued in New York were ceded to PLAIC under a reinsurance agreement between GWL&A of NY and PLAIC. On October 30, 2020, the Company reached a final settlement on all of the remaining pending items from the closing balance sheet. As the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS — (Continued)

one year purchase price measurement period had concluded, the Company recognized $94 million in other income during the quarter ended December 31, 2020 related to the final settlement. Of the $94 million, $24 million was a cash settlement and $70 million resulted from reserve adjustments. To support its obligations under the GWL&A Reinsurance Agreements, the Company established trust accounts for the benefit of GWL&A, CLAC and GWL, and PLAIC established a trust account for the benefit of GWL&A of NY. The Sellers retained a block of participating policies, which are administered by the Company.

The GWL&A Master Transaction Agreement and other transaction documents contain certain customary representations and warranties made by each of the parties, and certain customary covenants regarding the Sellers and the Individual Life Business, and provide for indemnification, among other things, for breaches of those representations, warranties, and covenants. The terms of the GWL&A Reinsurance Agreements resulted in an acquisition of the Individual Life Business by PLC in accordance with ASC Topic 805, Business Combinations.

The following table details the final allocation of assets acquired and liabilities assumed from the Individual Life Business reinsurance transaction as of the date of the GWL&A Closing.

Fair Value As of June 1, 2019
(Dollars In Millions)
Assets
Fixed maturities	$8,698
Commercial mortgage loans	1,386
Policy loans	44
Other long-term investments	1,522
Total investments	11,650
Cash	35
Accrued investment income	101
Reinsurance receivables	—
Accounts and premiums receivable	2
Value of business acquired	535
Other intangibles	21
Other assets	6
Assets related to separate accounts	9,583
Total assets	$21,933
Liabilities
Future policy benefits and claims	$11,022
Annuity account balances	220
Other policyholders' funds	220
Other liabilities	75
Liabilities related to separate accounts	9,583
Total liabilities	21,120
Net assets acquired	$813

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  SIGNIFICANT TRANSACTIONS — (Continued)

Assets related to separate accounts and liabilities related to separate accounts represent amounts receivable and payable for variable annuity and variable universal life products reinsured on a modified co-insurance basis.

The following unaudited pro forma condensed consolidated results of operations assumes that the aforementioned transactions of the Individual Life Business were completed as of January 1, 2018. The unaudited pro forma condensed results of operations are presented solely for informational purposes and are not necessarily indicative of the consolidated condensed results of operations that might have been achieved had the transaction been completed as of the date indicated:

	Unaudited For The Year Ended December 31,
	(Recast)
	2019	2018
	(Dollars In Millions)
Revenue	$6,165	$5,592
Net income	$444	$253

4.  INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Fixed maturities	$2,513	$2,481	$2,471
Equity securities	27	24	31
Commercial mortgage loans	505	443	389
Investment real estate	1	1	1
Other investment income	156	139	119
	3,202	3,088	3,011
Investment expenses	220	199	186
Net investment income	$2,982	$2,889	$2,825

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

Net gains (losses) — investments and derivatives are summarized as follows:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Realized gains (losses) — investments, net
Fixed maturities	$46	$46	$48
Equity securities	4	—	(3)
Other investments	20	45	9
Total realized gains (losses) — investments, net	70	91	54
Modco trading portfolio	(103)	130	243
Equity securities	(8)	13	50
Change in net expected credit losses — fixed maturities(1)	6	(125)	—
Net impairment losses recognized in operations(2)	—	—	(34)
Commercial mortgage loans	137	(149)	(4)
Gains (losses) — derivatives, net(3)	48	(195)	(368)
Net gains (losses) — investments and derivatives	$150	$(235)	$(59)

(1)  Represents net credit losses recognized under FASB ASC 326

(2)  Represents other-than-temporary impairment losses recognized in prior periods under FASB ASC 320

(3)  Refer to Note 6, Derivative Financial Instruments

The chart below summarizes the sales proceeds and gains (losses) realized on securities classified as AFS.

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Securities in an unrealized gain position:
Sales proceeds	$1,537	$2,000	$2,514
Realized gains	$47	$51	$62
Securities in an unrealized loss position:
Sales proceeds	$35	$34	$547
Realized losses	$(1)	$(5)	$(14)

The net gains (losses) from equity securities still held at period end, was ($8) million, $13 million, $50 million for the year ended December 31, 2021, 2020, and 2019, respectively. The Company recognized gains (losses) of $4 million and ($3) million on equity securities sold during the period for the year ended December 31, 2021 and 2020, respectively and immaterial gains for the year ended December 31, 2020.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The amortized cost, gross unrealized gains, gross unrealized losses, allowance for expected credit losses, and fair value of the Company's investments classified as AFS are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Expected Credit Losses	Fair Value
	(Dollars In Millions)
As of December 31, 2021
Fixed maturities:(1)
Residential mortgage-backed securities	$6,876	$31	$(102)	$—	$6,805
Commercial mortgage-backed securities	2,239	75	(7)	—	2,307
Other asset-backed securities	1,391	31	(2)	—	1,420
U.S. government-related securities	821	12	(25)	—	808
Other government-related securities	680	75	(2)	—	753
States, municipals, and political subdivisions	3,747	410	(1)	—	4,156
Corporate securities	49,211	4,645	(156)	(1)	53,699
Redeemable preferred stocks	297	10	—	—	307
	65,262	5,289	(295)	(1)	70,255
Short-term investments	780	—	—	—	780
	$66,042	$5,289	$(295)	$(1)	$71,035

(1)  Included in the total above, as of December 31, 2021, the Company had public utility securities that had an amortized cost and fair value of $6.5 billion and $7.0 billion, respectively and foreign government securities that had an amortized cost and fair value of $620 million and $687 million, respectively.

As of December 31, 2020 (Recast)
Fixed maturities:(2)
Residential mortgage-backed securities	$6,510	$159	$(1)	$—	$6,668
Commercial mortgage-backed securities	2,429	128	(19)	(4)	2,534
Other asset-backed securities	1,546	40	(7)	(1)	1,578
U.S. government-related securities	1,492	26	(3)	—	1,515
Other government-related securities	622	96	(1)	—	717
States, municipals, and political subdivisions	3,902	519	(1)	—	4,420
Corporate securities	46,150	6,074	(99)	(18)	52,107
Redeemable preferred stocks	183	11	—	—	194
	62,834	7,053	(131)	(23)	69,733
Short-term investments	386	—	—	—	386
	$63,220	$7,053	$(131)	$(23)	$70,119

(2)  Included in the total above, as of December 31, 2020, the Company had public utility securities that had an amortized cost and fair value of $6.3 billion and $7.0 billion, respectively and foreign government securities that had an amortized cost and fair value of $557 million and $644 million, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The Company holds certain investments pursuant to certain modified coinsurance ("Modco") arrangements. The fixed maturities, equity securities, and short-term investments held as part of these arrangements are classified as trading securities. The fair value of the investments held pursuant to these Modco arrangements are as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Fixed maturities:(1)
Residential mortgage-backed securities	$133	$209
Commercial mortgage-backed securities	209	214
Other asset-backed securities	185	163
U.S. government-related securities	33	91
Other government-related securities	64	30
States, municipals, and political subdivisions	286	282
Corporate securities	1,875	1,860
Redeemable preferred stocks	8	13
	2,793	2,862
Equity securities	13	20
Short-term investments	82	76
	$2,888	$2,958

(1)  Included in the total above, as of December 31, 2021, the Company had public utility and foreign government securities that had a fair value of $134 million and $44 million, respectively and as of December 31, 2020, the Company had public utility and foreign government securities that had a fair value of $144 million and $30 million, respectively.

The amortized cost and fair value of available-for-sale fixed maturities as of December 31, 2021, by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-sale
	Amortized Cost	Fair Value
	(Dollars In Millions)
Due in one year or less	$1,707	$1,719
Due after one year through five years	11,046	11,453
Due after five years through ten years	15,434	16,135
Due after ten years	37,075	40,948
	$65,262	$70,255

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

The following chart is a rollforward of the allowance for expected credit losses on fixed maturities classified as AFS:

	For The Year Ended December 31, 2021				For The Year Ended December 31, 2020
	Corporate Securities	CMBS	ABS	Total	Corporate Securities	CMBS	ABS	Total
	(Dollars In Millions)				(Dollars In Millions)
Beginning Balance	$18	$4	$1	$23	$—	$—	$—	$—
Additions for securities for which an allowance was not previously recorded	—	—	—	—	62	4	1	67
Adjustments on previously recorded allowances due to change in expected cash flows	(1)	(4)	—	(5)	20	—	1	21
Reductions on previously recorded allowances due to disposal of security in the current period	—	—	(1)	(1)	(1)	—	(1)	(2)
Write-offs of previously recorded allowances due to intent or requirement to sell	(16)	—	—	(16)	(63)	—	—	(63)
Ending Balance	$1	$—	$—	$1	$18	$4	$1	$23

The following table includes the gross unrealized losses and fair value of the Company's AFS fixed maturities, for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2021:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Millions)
Residential mortgage-backed securities	$4,615	$(102)	$15	$—	$4,630	$(102)
Commercial mortgage-backed securities	129	(1)	88	(6)	217	(7)
Other asset-backed securities	249	(1)	47	(1)	296	(2)
U.S. government-related securities	306	(13)	158	(12)	464	(25)
Other government-related securities	76	(2)	—	—	76	(2)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Millions)
States, municipalities, and political subdivisions	$37	$(1)	$4	$—	$41	$(1)
Corporate securities	4,841	(119)	515	(37)	5,356	(156)
Redeemable preferred stocks	20	—	—	—	20	—
	$10,273	$(239)	$827	$(56)	$11,100	$(295)

The corporate securities category had gross unrealized losses greater than twelve months of $37 million as of December 31, 2021, excluding losses of $1 million that were considered credit related. These losses are deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, interest rate movement, and other pertinent information.

As of December 31, 2021, the Company had a total of 742 positions that were in an unrealized loss position, including 5 positions for which an allowance for credit losses was established. For unrealized losses for which an allowance for credit losses was not established, the Company does not consider these unrealized loss positions to be credit related. This is based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover. The Company does not intend to sell or expect to be required to sell the securities before recovering the Company's amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company's AFS fixed maturities, for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2020:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Recast)
	(Dollars In Millions)
Residential mortgage-backed securities	$386	$(1)	$9	$—	$395	$(1)
Commercial mortgage-backed securities	263	(16)	30	(4)	293	(20)
Other asset-backed securities	146	(2)	326	(5)	472	(7)
U.S. government-related securities	311	(3)	1	—	312	(3)
Other government-related securities	19	—	7	(1)	26	(1)
States, municipalities, and political subdivisions	34	(1)	5	—	39	(1)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.  INVESTMENT OPERATIONS — (Continued)

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Recast)
	(Dollars In Millions)
Corporate securities	$1,063	$(33)	$728	$(66)	$1,791	$(99)
Redeemable preferred stocks	—	—	—	—	—	—
	$2,222	$(56)	$1,106	$(76)	$3,328	$(132)

As of December 31, 2021, the Company had securities in its available-for-sale portfolio which were rated below investment grade with a fair value of $2.5 billion and had an amortized cost of $2.3 billion. In addition, included in the Company's trading portfolio, the Company held $129 million of securities which were rated below investment grade. The Company held $550 million of the below investment grade securities that were not publicly traded.

The change in unrealized gains (losses), net of allowance for expected credit losses and income taxes, on fixed maturities classified as AFS is summarized as follows:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Fixed maturities	$(1,523)	$3,271	$4,219

The Company held $21 million and $28 million of non-income producing securities for the year ended December 31, 2021 and 2020, respectively.

Included in the Company's invested assets are $1.5 billion and $1.6 billion of policy loans as of December 31, 2021 and 2020, respectively. As of December 31, 2021 and 2020, the interest rates on standard policy loans range from 3.0% to 8.0%.

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company's periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets;

b)  Quoted prices for identical or similar assets or liabilities in non-active markets;

c)  Inputs other than quoted market prices that are observable; and

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own estimates about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2021:

	Measurement Category	Level 1	Level 2	Level 3	Total
	(Dollars In Millions)
Assets:
Fixed maturity securities — AFS Residential mortgage-backed securities	4	$—	$6,765	$40	$6,805
Commercial mortgage-backed securities	4	—	2,127	180	2,307
Other asset-backed securities	4	—	905	515	1,420
U.S. government-related securities	4	411	397	—	808
State, municipalities, and political subdivisions	4	—	4,156	—	4,156
Other government-related securities	4	—	753	—	753
Corporate securities	4	—	52,117	1,582	53,699
Redeemable preferred stocks	4	307	—	—	307
Total fixed maturity securities — AFS		718	67,220	2,317	70,255
Fixed maturity securities — trading Residential mortgage-backed securities	3	—	133	—	133
Commercial mortgage-backed securities	3	—	209	—	209
Other asset-backed securities	3	—	92	93	185
U.S. government-related securities	3	27	6	—	33
State, municipalities, and political subdivisions	3	—	286	—	286
Other government-related securities	3	—	48	16	64
Corporate securities	3	—	1,867	8	1,875
Redeemable preferred stocks	3	8	—	—	8
Total fixed maturity securities — trading		35	2,641	117	2,793

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Measurement Category		Level 1	Level 2	Level 3	Total
	(Dollars In Millions)
Total fixed maturity securities			$753	$69,861	$2,434	$73,048
Equity securities	3		633	40	155	828
Other long-term investments(1)	3	&4	59	1,093	295	1,447
Short-term investments	3		683	179	—	862
Total investments			2,128	71,173	2,884	76,185
Cash	3		390	—	—	390
Assets related to separate accounts
Variable annuity	3		13,648	—	—	13,648
Variable universal life	3		1,982	—	—	1,982
Total assets measured at fair value on a recurring basis			$18,148	$71,173	$2,884	$92,205
Liabilities:
Annuity account balances(2)	3		$—	$—	$63	$63
Other liabilities(1)	3	&4	20	820	1,939	2,779
Total liabilities measured at fair value on a recurring basis			$20	$820	$2,002	$2,842

Measurement category 3 represents fair value through net income and 4 represents fair value through other comprehensive income (loss).

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2020:

	Measurement Category		Level 1	Level 2	Level 3	Total
	(Recast)
	(Dollars In Millions)
Assets:
Fixed maturity securities — AFS Residential mortgage-backed securities	4		$—	$6,668	$—	$6,668
Commercial mortgage-backed securities	4		—	2,502	32	2,534
Other asset-backed securities	4		—	1,143	435	1,578
U.S. government-related securities	4		1,014	501	—	1,515
State, municipalities, and political subdivisions	4		—	4,420	—	4,420
Other government-related securities	4		—	717	—	717
Corporate securities	4		—	50,675	1,432	52,107
Redeemable preferred stocks	4		125	69	—	194
Total fixed maturity securities — AFS			1,139	66,695	1,899	69,733
Fixed maturity securities — trading Residential mortgage-backed securities	3		—	209	—	209
Commercial mortgage-backed securities	3		—	214	—	214
Other asset-backed securities	3		—	92	71	163
U.S. government-related securities	3		79	12	—	91
State, municipalities, and political subdivisions	3		—	282	—	282
Other government-related securities	3		—	30	—	30
Corporate securities	3		—	1,842	18	1,860
Redeemable preferred stocks	3		13	—	—	13
Total fixed maturity securities — trading			92	2,681	89	2,862
Total fixed maturity securities			1,231	69,376	1,988	72,595
Equity securities	3		566	—	101	667
Other long-term investments(1)	3	&4	52	1,285	298	1,635
Short-term investments	3		403	59	—	462
Total investments			2,252	70,720	2,387	75,359
Cash	3		656	—	—	656
Assets related to separate accounts Variable annuity	3		12,378	—	—	12,378
Variable universal life	3		1,287	—	—	1,287
Total assets measured at fair value on a recurring basis			$16,573	$70,720	$2,387	$89,680
Liabilities:
Annuity account balances(2)	3		$—	$—	$67	$67
Other liabilities(1)	3	&4	14	867	2,239	3,120
Total liabilities measured at fair value on a recurring basis			$14	$867	$2,306	$3,187

Measurement category 3 represents fair value through net income and 4 represents fair value through other comprehensive income (loss).

(1)  Includes certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price 91.87% of the Company's available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations. When using non-binding independent broker quotations, when available the Company obtains two quotes per security. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm's length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer's credit rating, liquidity discounts, weighted- average of contracted cash flows, risk premium, if warranted, due to the issuer's industry, and the security's time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value. The Company's assessment incorporates various metrics (yield curves, credit spreads, prepayment rates, etc.) along with other information available to the Company from both internal and external sources to

PROTECTIVE LIFE INSURANCE COMPANY

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5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the years ended December 31, 2021 and 2020.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of RMBS, CMBS, and other asset-backed securities (collectively referred to as asset-backed securities or "ABS"). As of December 31, 2021, the Company held $10.2 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2021, the Company held $828 million of Level 3 ABS, which included $735 million of other asset-backed securities classified as available-for-sale and $93 million of other asset-backed securities classified as trading. These securities are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate. In periods where market activity increases and there are

PROTECTIVE LIFE INSURANCE COMPANY

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5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

transactions at a price that is not the result of a distressed or forced sale we consider those prices as part of our valuation. If the market activity during a period is solely the result of the issuer redeeming positions we consider those transactions in our valuation, but still consider them to be level three measurements due to the nature of the transaction.

Corporate Securities, Redeemable Preferred Stocks, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2021, the Company classified $59.6 billion of corporate securities, redeemable preferred stocks, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the securities are considered to be the primary relevant inputs to the valuation: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid methodology that utilizes a cash flow analysis and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2021, the Company classified $1.6 billion of securities as Level 3 valuations. Level 3 securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2021, the Company held $155 million of equity securities classified as Level 3. Of this total, $148 million represents FHLB stock. The Company believes that the cost of the FHLB stock approximates fair value.

Other Long-Term Investments and Other Liabilities

Derivative Financial Instruments

Other long-term investments and other liabilities include free-standing and embedded derivative financial instruments. Refer to Note 6, Derivative Financial Instruments for additional information

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5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2021, 83.9% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include swaps, options, and swaptions, which are traded over-the-counter. Level 2 also includes certain centrally cleared derivatives. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

Embedded derivatives are carried at fair value in other long-term investments and other liabilities on the Company's consolidated balance sheet. The changes in fair value of embedded derivatives are recorded as net gains (losses) — investments and derivatives. Refer to Note 6, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GLWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near- term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the Ruark 2015 ALB table with attained age factors varying from 88% — 100% based on company experience. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company's non-performance risk). For expected lapse and utilization, assumptions are used and updated for actual experience, as necessary, using an internal predictive model developed by the Company. As a result of using significant unobservable inputs, the GLWB embedded derivative is categorized as Level 3. Policyholder assumptions are reviewed on an annual basis.

PROTECTIVE LIFE INSURANCE COMPANY

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5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 2015 Ruark ALB mortality table, with attained age factors varying from 88% — 100% based on company experience. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life ("IUL") embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality factors varying from 43% — 110% that are applied to the base table, which is defined as 90% of 2015 VBT Primary Tables adjusted for 5.5 years of 2020 SOA HMI. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company's non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. Funds withheld arrangements related to such agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in net gains (losses) — investments and derivatives. The fair value of embedded derivatives related to funds withheld under modified coinsurance agreements are a function of the unrealized gains or losses on the underlying assets and are calculated in a manner consistent with the terms of the agreements. The investments supporting certain of these agreements are designated as "trading securities"; therefore changes in their fair value are also reported in net gains (losses) — investments and derivatives. The fair value of embedded derivatives is estimated based on market standard valuation methodology and is considered a Level 3 valuation.

In conjunction with the Captive Merger, PLC terminated its interest support, yearly renewable term ("YRT") premium support, and portfolio maintenance agreements with Golden Gate, Golden Gate II, Golden Gate V, and WCL. The interest support agreement provided that PLC would make payments to Golden Gate II if actual investment income on certain of Golden Gate II's asset portfolios fell below a

PROTECTIVE LIFE INSURANCE COMPANY

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5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

calculated investment income amount as defined in the interest support agreement, the YRT premium support agreements provided that PLC would make payments to Golden Gate and Golden Gate II in the event that YRT premium rates increased, and the portfolio maintenance agreements provided that PLC would make payments to Golden Gate, Golden Gate V, and WCL in the event of other-than-temporary impairments on investments that exceeded defined thresholds.

As part of the Captive Merger, PLC entered into a new portfolio maintenance agreement with Golden Gate. This agreement meets the definition of a derivative and is accounted for at fair value and is considered Level 3 valuation. The fair value of this derivative is included in Other long-term investments. For information regarding gains on these derivatives please refer to Note 6, Derivative Financial Instruments.

The portfolio maintenance agreement provides that PLC will make payments to Golden Gate in the event of credit losses on investments that exceed defined thresholds. The derivative is valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios.

The Funds Withheld derivative results from reinsurance agreements with Protective Life Reinsurance Bermuda LTD, a wholly owned subsidiary of PLC ("PL Re") where the economic performance of certain hedging instruments held by the Company are ceded to PL Re. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld accounts. The hedging instruments consist of derivative instruments, the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2021, was a liability of $10 million.

Annuity Account Balances

The Company records a certain legacy block of FIA reserves at fair value. Based on the characteristics of these reserves, the Company believes that the fund value approximates fair value. The fair value measurement of these reserves is considered a Level 3 valuation due to the unobservable nature of the fund values.

Separate Accounts

Separate account variable annuity and variable life assets represent segregated funds that are invested for certain customers which are invested in open-ended mutual funds and are included in Level 1. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated balance sheets.

PROTECTIVE LIFE INSURANCE COMPANY

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5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3 as of December 31, 2021, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2021	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Millions)
Assets:
Residential mortgage-backed securities	$ 40	Trade Price	Spread	1.03% - 1.10% (1.07%)
Commercial mortgage-backed securities	180	Discounted cash flow	Spread over treasury	1.04% - 2.47% (1.30%)
Other asset-backed securities	436	Liquidation	Liquidation value	$98.63 - $99.75 ($99.07)
		Discounted cash flow	Liquidity premium	0.11% - 2.14% (1.54%)
			Paydown Rate	11.20% - 13.41% (12.30%)
			Liquidation value	$60.00 - 113.88% (112.92%)
Corporate securities	1,588	Discounted cash flow	Spread over treasury	0.00% - 4.00% (1.50%)
Liabilities:(1)(2)
Embedded derivatives — GLWB	$ 475	Actuarial cash flow model	Mortality	88% to 100% of Ruark 2015 ALB Table
			Lapse	PL-RBA Predictive Model
			Utilization	PL-RBA Predictive Model
			Nonperformance risk	0.19% - 0.82%
Embedded derivative — FIA	595	Actuarial cash flow model	Expenses	$214 per policy

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5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Fair Value As of December 31, 2021	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Millions)
			Withdrawal rate	0.4% - 2.4% prior to age 70 RMD for ages 70+ or WB withdrawal rate Assume underutilized RMD for nonWB policies ages 72 - 88
			Mortality	88% to 100% of Ruark 2015 ALB table
			Lapse	0.2% - 50.0%, depending on duration/surrender charge period. Dynamically adjusted for WB moneyness and projected market rates vs credited rates.
			Nonperformance risk	0.19% - 0.82%
Embedded derivative — IUL	$ 269	Actuarial cash flow model	Mortality	43% - 110% of base table (90% of 2015 VBT Primary Tables adjusted for 5.5 years of 2020 SOA HMI) 94% - 248% of duration 8 point in scale 2015 VBT Primary Tables, depending on type of business
			Lapse	0.375% - 7.5%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.19% - 0.82%

(1)  Excludes modified coinsurance arrangements.

(2)  Fair value is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those for which book value approximates fair value. Unobservable inputs were weighted by the relative fair value of instruments, except for other asset-backed securities which were weighted by the relative par amounts.

The Company has considered all reasonably available quantitative inputs as of December 31, 2021, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments

PROTECTIVE LIFE INSURANCE COMPANY

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5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

are not shared with the Company. This resulted in $197 million of financial instruments being classified as Level 3 as of December 31, 2021. Of the $197 million, $172 million are other asset-backed securities, $3 million are corporate securities, $16 million are other government securities, and $6 million are equity securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2021, the Company held $148 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The following table presents the valuation method for material financial instruments included in Level 3, as of December 31, 2020, as well as the unobservable inputs used in the valuation of those financial instruments:

	Fair Value As of December 31, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Recast) (Dollars In Millions)
Assets:
Commercial mortgage-backed securities	$ 32	Discounted cash flow	Spread over treasury	2.78% - 2.92% (2.87%)
Other asset-backed securities	435	Liquidation	Liquidation value	$95.00 - $97.00 ($96.19)
		Discounted cash flow	Liquidity premium	0.54% - 2.30% (1.63%)
			Paydown Rate	8.79% - 12.49% (11.39%)
Corporate securities	1,432	Discounted cash flow	Spread over treasury	0.00% - 4.75% (1.89%)
Liabilities:(1)(2)
Embedded derivatives — GLWB	$ 822	Actuarial cash flow model	Mortality	88% to 100% of Ruark 2015 ALB Table
			Lapse	PL RBA Predictive Model
			Utilization	PL RBA Predictive Model
			Nonperformance risk	0.19% - 0.81%
Embedded derivative — FIA	573	Actuarial cash flow model	Expenses	$207 per policy

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5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

	Fair Value As of December 31, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Recast) (Dollars In Millions)
			Withdrawal rate	0.4% - 2.4% prior to age 70 RMD for ages 70+ or WB withdrawal rate. Assume underutilized RMD for non WB policies age 72 - 88
			Mortality	88% to 100% of Ruark 2015 ALB table
			Lapse	0.2% - 50.0%, depending on duration/surrender charge period. Dynamically adjusted for WB moneyness and projected market rates vs credited rates.
			Nonperformance risk	0.19% - 0.81%
Embedded derivative — IUL	$ 201	Actuarial cash flow model	Mortality	36% - 161% of 2015 VBT Primary Tables. 94% - 248% of duration 8 point in scale 2015 VBT Primary Tables, depending on type of business
			Lapse	0.375% - 10%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.19% - 0.81%

(1)  Excludes modified coinsurance arrangements.

(2)  Fair value is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those for which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2020, but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $116 million of financial instruments being classified

PROTECTIVE LIFE INSURANCE COMPANY

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5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

as Level 3 as of December 31, 2020. Of the $116 million, $88 million are other asset backed securities, $17 million are corporate securities, and $11 million are equity securities.

In certain cases the Company determined that book value materially approximates fair value. As of December 31, 2020, the Company held $90 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS' fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities. The liquidation value for these securities are sensitive to the issuer's available cash flows and ability to redeem the securities, as well as the current holders' willingness to liquidate at the specified price.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increase.

The fair value of the GLWB embedded derivative is sensitive to changes in the discount rate which includes the Company's nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company's nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value of the liability and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GLWB where an increase in assumed utilization would result in an increase in the fair value of the liability and conversely, if there is a decrease in the assumption, the fair value would decrease.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

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5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2021, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Net Income	Included in Other Comprehensive Income	Included in Net Income	Included in Other Comprehensive Income
	(Dollars In Millions)
Assets:
Fixed maturity securities AFS
Residential mortgage-backed securities	$—	$—	$—	$—	$—
Commercial mortgage-backed securities	32	—	—	—	(2)
Other asset-backed securities	435	—	3	—	(1)
Corporate securities	1,432	—	11	—	(34)
Total fixed maturity securities — AFS	1,899	—	14	—	(37)
Fixed maturity securities — trading
Other asset-backed securities	71	—	3	—	—
Other government-related securities	—	—	—	—	—
Corporate securities	18	—	—	—	(1)
Total fixed maturity securities — trading	89	—	3	—	(1)
Total fixed maturity securities	1,988	—	17	—	(38)
Equity securities	101	—	—	—	—
Other long-term investments(1)	298	185	—	(188)	—
Total investments	2,387	185	17	(188)	(38)
Total assets measured at fair value on a recurring basis	$2,387	$185	$17	$(188)	$(38)
Liabilities:
Annuity account balances(2)	$67	$—	$—	$(4)	$—
Other liabilities(1)	2,239	877	—	(577)	—
Total liabilities measured at fair value on a recurring basis	$2,306	$877	$—	$(581)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2021, there were $336 million of securities transferred into Level 3 from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods but were priced internally using significant unobservable inputs where market observable inputs were not available as of December 31, 2021.

For the year ended December 31, 2021, there were $38 million of securities transferred into Level 2 from Level 3.

								Total Gains (losses) included in Net Income Related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments Still Held at the Reporting Date
	(Dollars In Millions)
Assets:
Fixed maturity securities AFS
Residential mortgage-backed securities	$40	$—	$—	$—	$—	$—	$40	$—
Commercial mortgage-backed securities	—	—	—	—	150	—	180	—
Other asset-backed securities	67	(4)	—	—	14	1	515	—
Corporate securities	274	(212)	—	—	112	(1)	1,582	—
Total fixed maturity securities — AFS	381	(216)	—	—	276	—	2,317	—
Fixed maturity securities — trading
Other asset-backed securities	22	(19)	—	—	16	—	93	—
Other government-related securities	—	—	—	—	16	—	16	—
Corporate securities	2	(6)	—	—	(5)	—	8	—
Total fixed maturity securities — trading	24	(25)	—	—	27	—	117	—
Total fixed maturity securities	405	(241)	—	—	303	—	2,434	—
Equity securities	91	(32)	—	—	(5)	—	155	—
Other long-term investments(1)	—	—	—	—	—	—	295	(3)
Total investments	496	(273)	—	—	298	—	2,884	(3)
Total assets measured at fair value on a recurring basis	$496	$(273)	$—	$—	$298	$—	$2,884	$(3)
Liabilities:
Annuity account balances(2)	$—	$—	$—	$8	$—	$—	$63	$—
Other liabilities(1)	—	—	—	—	—	—	1,939	300
Total liabilities measured at fair value on a recurring basis	$—	$—	$—	$8	$—	$—	$2,002	$300

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2020, for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses
	Beginning Balance	Included in Net Income	Included in Other Comprehensive Income	Included in Net Income	Included In Other Comprehensive Income
	(Recast) (Dollars In Millions)
Assets:
Fixed maturity securities AFS
Commercial mortgage-backed securities	$10	$—	$1	$—	$(1)
Other asset-backed securities	421	—	8	—	(13)
Corporate securities	1,374	—	135	—	(83)
Total fixed maturity securities — AFS	1,805	—	144	—	(97)
Fixed maturity securities — trading
Other asset-backed securities	65	6	—	(9)	—
Corporate securities	11	1	—	—	—
Total fixed maturity securities — trading	76	7	—	(9)	—
Total fixed maturity securities	1,881	7	144	(9)	(97)
Equity securities	73	1	—	—	—
Other long-term investments(1)	292	404	—	(300)	—
Total investments	2,246	412	144	(309)	(97)
Total assets measured at fair value on a recurring basis	$2,246	$412	$144	$(309)	$(97)
Liabilities:
Annuity account balances(2)	$70	$—	$—	$(3)	$—
Other liabilities(1)	1,332	926	—	(1,833)	—
Total liabilities measured at fair value on a recurring basis	$1,402	$926	$—	$(1,836)	$—

(1)  Represents certain freestanding and embedded derivatives.

(2)  Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2020, there were $184 million of securities transferred into Level 3 from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods but were priced internally using significant unobservable inputs where market observable inputs were not available as of December 31, 2020.

For the year ended December 31, 2020, there were $1 million of securities transferred into Level 2 from Level 3.

								Total Gains (losses) included in Net Income Related to
	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments Still Held at the Reporting Date
	(Recast) (Dollars In Millions)
Assets:
Fixed maturity securities AFS
Commercial mortgage-backed securities	$—	$—	$—	$—	$22	$—	$32	$—
Other asset-backed securities	—	(2)	—	—	22	(1)	435	—
Corporate securities	436	(562)	—	—	135	(3)	1,432	—
Total fixed maturity securities — AFS	436	(564)	—	—	179	(4)	1,899	—
Fixed maturity securities — trading
Other asset-backed securities	12	(2)	—	—	(1)	—	71	2
Corporate securities	8	(2)	—	—	—	—	18	—
Total fixed maturity securities — trading	20	(4)	—	—	(1)	—	89	2
Total fixed maturity securities	456	(568)	—	—	178	(4)	1,988	2
Equity securities	27	(5)	—	—	5	—	101	—
Other long-term investments(1)	41	(135)	—	(4)	—	—	298	81
Total investments	524	(708)	—	(4)	183	(4)	2,387	83
Total assets measured at fair value on a recurring basis	$524	$(708)	$—	$(4)	$183	$(4)	$2,387	$83
Liabilities:
Annuity account balances(2)	$—	$—	$—	$6	$—	$—	$67	$—
Other liabilities(1)	—	—	—	—	—	—	2,239	(906)
Total liabilities measured at fair value on a recurring basis	$—	$—	$—	$6	$—	$—	$2,306	$(906)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net gains (losses) — investments and derivatives within the consolidated statements of income or other comprehensive income within shareowner's equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company's financial instruments that are not reported at fair value as of the periods shown below are as follows:

		As of December 31,
		2021		2020
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
	(Dollars In Millions)
Assets:
Commercial mortgage loans(1)	3	$10,863	$11,386	$10,006	$10,788
Policy loans	3	1,527	1,527	1,593	1,593
Other long-term investments(2)	3	1,930	1,990	1,186	1,283
Liabilities:
Stable value product account balances	3	$8,526	$8,598	$6,056	$6,231
Future policy benefits and claims(3)	3	1,457	1,504	1,580	1,603
Other policyholders' funds(4)	3	102	108	102	108
Debt:(5)
Subordinated funding obligations	3	$110	$116	$110	$121

Except as noted below, fair values were estimated using quoted market prices.

(1)  The carrying amount is net of allowance for credit losses.

(2)  Other long-term investments represents a modco receivable, which is related to invested assets such as fixed income and structured securities, which are legally owned by the ceding company. The fair value is determined in a manner consistent with other similar invested assets held by the Company. In addition, it includes the cash surrender value of the Company's COLI policy.

(3)  Single premium immediate annuity without life contingencies.

(4)  Supplementary contracts without life contingencies.

(5)  Excludes immaterial capital lease obligations.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  FAIR VALUE OF FINANCIAL INSTRUMENTS — (Continued)

Fair Value Measurements

Commercial Mortgage Loans

The Company estimates the fair value of commercial mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current commercial mortgage loan lending rate and an expected cash flow analysis based on a review of the commercial mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policyholders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the carrying value of policy loans approximates fair value.

Other Long-Term Investments

In addition to free-standing and embedded derivative financial instruments discussed above, other long-term investments includes $1.2 billion of amounts receivable under certain modified coinsurance agreements and $710 million cash surrender value of the Company's COLI policies. The amounts receivable under the modified coinsurance agreements represent funds withheld in connection with certain reinsurance agreements in which the Company acts as the reinsurer. Under the terms of these agreements, assets equal to statutory reserves are withheld and legally owned by the ceding company, and any excess or shortfall is settled periodically. In some cases, these modified coinsurance agreements contain embedded derivatives which are discussed in more detail above. The fair value of amounts receivable under modified coinsurance agreements, including the embedded derivative component, correspond to the fair value of the underlying assets withheld. The COLI amounts are based on the fair value of the underlying assets.

Stable Value Product and Other Investment Contract Balances

The Company estimates the fair value of stable value product account balances and other investment contract balances (included in Future policy benefits and claims as well as Other policyholders' funds line items on our consolidated balance sheet) using models based on discounted expected cash flows. The discount rates used in the models are based on a current market rate for similar financial instruments.

Funding Obligations

The Company estimates the fair value of its subordinated and non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company's analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company's risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company's interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions.

Derivatives Related to Foreign Currency Exchange Risk Management

Derivative instruments that are used as part of the Company's foreign currency exchange risk management strategy include foreign currency swaps, foreign currency futures, foreign equity futures, and foreign equity options.

Derivatives Related to Risk Mitigation of Certain Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts, fixed indexed annuities, and indexed universal life contracts:

•  Foreign Currency Futures

•  Variance Swaps

•  Interest Rate Futures

•  Equity Options

•  Equity Futures

•  Credit Derivatives

•  Interest Rate Swaps

•  Interest Rate Swaptions

•  Volatility Futures

•  Volatility Options

•  Total Return Swaps

Other Derivatives

PLC terminated its derivatives with Golden Gate, Golden Gate II, Golden Gate V, and WCL as part of the Captive Merger and entered into a new portfolio maintenance agreement with Golden Gate, also as part of the Captive Merger. The derivatives terminated included an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

The Company has funds withheld accounts that consist of various derivative instruments held by us that are used to hedge certain fixed indexed annuity products. The economic performance of derivatives in the funds withheld accounts are ceded PL Re. The funds withheld accounts are accounted for as a derivative financial instrument.

We believe that our asset/liability management programs and procedures and certain product features provide protection against the effects of changes in interest rates under various scenarios. Additionally, we believe our asset/liability management programs and procedures provide sufficient liquidity to enable us to fulfill our obligation to pay benefits under our various insurance and deposit contracts. However, our asset/liability management programs and procedures incorporate assumptions about the relationship between short-term and long-term interest rates (i.e., the slope of the yield curve), relationships between risk-adjusted and risk-free interest rates, market liquidity, spread movements, implied volatility, policyholder behavior, and other factors, and the effectiveness of our asset/liability management programs and procedures may be negatively affected whenever actual results differ from those assumptions.

Accounting for Derivative Instruments

GAAP requires that all derivative instruments be recognized in the balance sheet at fair value. The Company records its derivative financial instruments in the consolidated balance sheet in other long-term investments and other liabilities. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

It is the Company's policy not to offset assets and liabilities associated with open derivative contracts. However, the Chicago Mercantile Exchange ("CME") rules characterize variation margin transfers as settlement payments, as opposed to adjustments to collateral. As a result, derivative assets and liabilities associated with centrally cleared derivatives for which the CME serves as the central clearing party are presented as if these derivatives had been settled as of the reporting date.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the entire change in the fair value of the hedging instrument included in the assessment of hedge effectiveness is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company's hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through operations in the period of change. Changes in the fair value of those derivatives are recognized in net gains (losses) — investments and derivatives.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•  To hedge a fixed rate note denominated in a foreign currency, the Company entered into a fixed-to-fixed foreign currency swap in order to hedge the foreign currency exchange risk associated with the note. The cash flows received on the swap are identical to the cash flows paid on the note.

•  To hedge a floating rate note, the Company entered into an interest rate swap to exchange the floating rate on the note for a fixed rate in order to hedge the interest rate risk associated with the note. The cash flows received on the swap are identical to the cash flow variability paid on the note.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in net gains (losses) — investments and derivatives during the period of change.

Derivatives Related to Variable Annuity Contracts

•  The Company uses equity futures, equity options, total return swaps, interest rate futures, interest rate swaps, interest rate swaptions, currency futures, currency options, volatility futures, volatility options, and variance swaps to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility.

•  The Company markets certain VA products with a GLWB rider. The GLWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Fixed Indexed Annuity Contracts

•  The Company uses equity futures and options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative as it is, not considered to be clearly and closely related to the host contract.

•  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the fixed indexed annuity products. The economic performance of derivatives in the funds withheld account is ceded to PL Re. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Indexed Universal Life Contracts

•  The Company uses equity futures and options to mitigate the risk within its indexed universal life products. In general, the cost of such benefits varies with the level of equity markets.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

•  The Company markets certain IUL products. The IUL component is considered an embedded derivative, as it is not considered to be clearly and closely related to the host contract.

Other Derivatives

•  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•  The Company is involved in various modified coinsurance and funds withheld arrangements which contain embedded derivatives. Changes in their fair value are recorded in net gains (losses) — investments and derivatives. The investment portfolios that support the related modified coinsurance reserves and funds withheld arrangements had fair value changes which substantially offset the gains or losses on these embedded derivatives.

•  Certain of the Company and its subsidiaries had an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC through October 1, 2020. These agreements were terminated as part of the Captive Merger and a new portfolio maintenance agreement was entered into between Golden Gate and PLC on that date.

The following table sets forth net gains and losses for the periods shown:

Gains (losses) — derivative financial instruments

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Derivatives related to VA contracts:
Interest rate futures	$15	$—	$(20)
Equity futures	(12)	109	5
Currency futures	11	(10)	3
Equity options	(108)	(30)	(150)
Interest rate swaps	(136)	274	230
Total return swaps	(189)	(49)	(78)
Embedded derivative — GLWB	347	(404)	(198)
Total derivatives related to VA contracts	(72)	(110)	(208)
Derivatives related to FIA contracts:
Embedded derivative	3	(69)	(86)
Funds withheld derivative	(7)	(10)	—
Equity futures	5	(4)	2
Equity options	72	49	84
Other derivatives	(3)	(1)	—
Total derivatives related to FIA contracts	70	(35)	—

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Derivatives related to IUL contracts:
Embedded derivative	$(28)	$4	$(13)
Equity futures	—	(2)	—
Equity options	16	9	15
Total derivatives related to IUL contracts	(12)	11	2
Embedded derivative — Modco reinsurance treaties	64	(99)	(187)
Derivatives with PLC(1)	—	23	27
Other derivatives	(2)	15	(2)
Total gains (losses) — derivatives, net	$48	$(195)	$(368)

(1)  The Company and certain of its subsidiaries had an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC through October 1, 2020. These agreements were terminated as part of the Captive Merger and a new portfolio maintenance agreement was entered into with PLC on that date.

Based on expected cash flows of the underlying hedged items, the Company expects to reclassify $1 million out of accumulated other comprehensive income (loss) into net gains (losses) — investments and derivatives during the next twelve months.

The table below presents information about the nature and accounting treatment of the Company's primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	As of December 31,
	2021		2020
	Notional Amount	Fair Value	Notional Amount	Fair Value
			(Recast)
	(Dollars In Millions)
Other long-term investments
Derivatives not designated as hedging instruments:
Interest rate swaps	$1,478	$72	$1,478	$185
Total return swaps	239	8	158	2
Derivatives with PLC(1)	4,085	—	4,076	—
Embedded derivative — Modco reinsurance treaties	1,268	62	1,249	101
Embedded derivative — GLWB	3,066	169	2,067	138
Embedded derivative — FIA	398	64	335	60
Interest rate futures	561	5	690	4
Equity futures	312	6	203	4
Currency futures	27	—	—	—
Equity options	8,852	1,061	7,208	1,142
	$20,286	$1,447	$17,464	$1,636

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  DERIVATIVE FINANCIAL INSTRUMENTS — (Continued)

	As of December 31,
	2021		2020
	Notional Amount	Fair Value	Notional Amount	Fair Value
			(Recast)
	(Dollars In Millions)
Other liabilities
Cash flow hedges:
Foreign currency swaps	$117	$13	$117	$10
Derivatives not designated as hedging instruments:
Interest rate swaps	1,354	—	1,354	—
Total return swaps	1,168	39	1,003	15
Embedded derivative — Modco reinsurance treaties	2,974	280	2,911	389
Funds withheld derivative	855	10	661	10
Embedded derivative — GLWB	6,833	644	7,749	960
Embedded derivative — FIA	4,372	659	3,889	633
Embedded derivative — IUL	459	269	357	201
Interest rate futures	729	4	415	3
Equity futures	42	1	190	5
Currency futures	158	2	264	4
Equity options	7,044	771	5,499	834
Other	448	87	304	55
	$26,553	$2,779	$24,713	$3,119

(1)  The Company and certain of its subsidiaries had an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC through October 1, 2020. These agreements were terminated as part of the Captive Merger and a new portfolio maintenance agreement was entered into with PLC on that date.

7.  OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company's derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company's repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 14, Debt and Other Obligations for details of the Company's repurchase agreement programs.

Collateral received includes both cash and non-cash collateral. Cash collateral received by the Company is recorded on the consolidated balance sheet as "cash", with a corresponding amount recorded in "other liabilities" to represent the Company's obligation to return the collateral. Non-cash collateral received by the Company is not recognized on the consolidated balance sheet unless the Company exercises its right to sell or re-pledge the underlying asset. As of December 31, 2021 and 2020, there was no fair value of non-cash collateral received.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2021:

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Balance Sheet
	Recognized Assets	Balance Sheet	Balance Sheet	Financial Instruments	Collateral Received	Net Amount
	(Dollars In Millions)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$1,152	$—	$1,152	$806	$178	$168
Total derivatives, subject to a master netting arrangement or similar arrangement	1,152	—	1,152	806	178	168
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	62	—	62	—	—	62
Embedded derivative — GLWB	169	—	169	—	—	169
Derivatives with PLC	—	—	—	—	—	—
Embedded derivative — FIA	64	—	64	—	—	64
Total derivatives, not subject to a master netting arrangement or similar arrangement	295	—	295	—	—	295
Total derivatives	1,447	—	1,447	806	178	463
Total Assets	$1,447	$—	$1,447	$806	$178	$463

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in	Gross Amounts Not Offset in the Balance Sheet
	Recognized Liabilities	Balance Sheet	Balance Sheet	Financial Instruments	Collateral Posted	Net Amount
	(Dollars In Millions)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$830	$—	$830	$806	$22	$2
Total derivatives, subject to a master netting arrangement or similar arrangement	830	—	830	806	22	2
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	280	—	280	—	—	280
Funds withheld derivative	10	—	10	—	—	10
Embedded derivative — GLWB	644	—	644	—	—	644
Embedded derivative — FIA	659	—	659	—	—	659
Embedded derivative — IUL	269	—	269	—	—	269
Other	87	—	87	—	—	87
Total derivatives, not subject to a master netting arrangement or similar arrangement	1,949	—	1,949	—	—	1,949
Total derivatives	2,779	—	2,779	806	22	1,951
Repurchase agreements(1)	1,393	—	1,393	—	—	1,393
Total Liabilities	$4,172	$—	$4,172	$806	$22	$3,344

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2020.

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in Balance Sheet
	Recognized Assets	Balance Sheet	Balance Sheet	Financial Instruments	Collateral Received	Net Amount
	(Recast)
	(Dollars In Millions)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$1,337	$—	$1,337	$865	$290	$182
Total derivatives, subject to a master netting arrangement or similar arrangement	1,337	—	1,337	865	290	182
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	101	—	101	—	—	101
Embedded derivative — GLWB	138	—	138	—	—	138
Other	60	—	60	—	—	60
Total derivatives, not subject to a master netting arrangement or similar arrangement	299	—	299	—	—	299
Total derivatives	1,636	—	1,636	865	290	481
Total Assets	$1,636	$—	$1,636	$865	$290	$481

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7.  OFFSETTING OF ASSETS AND LIABILITIES — (Continued)

	Gross Amounts of	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in	Gross Amounts Not Offset in the Balance Sheet
	Recognized Liabilities	Balance Sheet	Balance Sheet	Financial Instruments	Collateral Posted	Net Amount
	(Recast)
	(Dollars In Millions)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$871	$—	$871	$865	$4	$2
Total derivatives, subject to a master netting arrangement or similar arrangement	871	—	871	865	4	2
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative — Modco reinsurance treaties	389	—	389	—	—	389
Funds withheld derivative	10	—	10	—	—	10
Embedded derivative — GLWB	960	—	960	—	—	960
Embedded derivative — FIA	633	—	633	—	—	633
Embedded derivative — IUL	201	—	201	—	—	201
Other	55	—	55	—	—	55
Total derivatives, not subject to a master netting arrangement or similar arrangement	2,248	—	2,248	—	—	2,248
Total derivatives	3,119	—	3,119	865	4	2,250
Repurchase agreements(1)	437	—	437	—	—	437
Total Liabilities	$3,556	$—	$3,556	$865	$4	$2,687

(1)  Borrowings under repurchase agreements are for a term less than 90 days.

8.  COMMERCIAL MORTGAGE LOANS

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2021, the Company's commercial mortgage loan holdings were $11.0 billion, or $10.9 billion net of allowance for credit losses. As of December 31, 2020, the Company's commercial mortgage loan

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

holdings were $10.2 billion, $10 billion net of allowance for credit losses. The Company specializes in making commercial mortgage loans on credit-oriented commercial properties. The Company's underwriting procedures relative to its commercial mortgage loan portfolio are based, in the Company's view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (grocery anchored and credit tenant retail, industrial, multi-family, senior living, and credit tenant and medical office). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company's commercial mortgage loan portfolio was underwritten by the Company. From time to time, the Company may acquire commercial mortgage loans in conjunction with an acquisition.

The following table includes a breakdown of the Company's commercial mortgage loan portfolio by property type as of December 31:

	Percentage of Commercial Mortgage Loans
Type	2021	2020
Retail	30.3%	34.9%
Office buildings	13.8	15.1
Apartments	17.2	12.7
Warehouses	16.5	16.0
Senior housing	17.0	16.2
Other	5.2	5.1
	100.0%	100.0%

The Company specializes in making commercial mortgage loans on credit-oriented commercial properties. No single tenant's exposure represents more than 0.9% of the commercial mortgage loan portfolio.

The following states represent the primary locations of the Company's commercial mortgage loans as of December 31:

Percentage of Commercial Mortgage Loans
State	2021	State	2020
California	10.1%	California	11.3%
Texas	7.3	Texas	7.3
Florida	7.2	Alabama	6.7
Alabama	6.3	Florida	6.2
North Carolina	5.6	Georgia	5.3
Ohio	4.6	North Carolina	4.9
Michigan	4.6	Ohio	4.7
Georgia	4.2	Michigan	4.4
Utah	4.0	Utah	4.2
Tennessee	3.5	Tennessee	3.5
	57.4%		58.5%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

During the year ended December 31, 2021, the Company funded $2.0 billion of new commercial mortgage loans, with an average commercial mortgage loan size of $11 million. The average size commercial mortgage loan in the portfolio as of December 31, 2021, was $6 million and the weighted-average interest rate was 4.1%. The largest single commercial mortgage loan at December 31, 2021 was $78 million.

During the year ended December 31, 2020, the Company funded $1.4 billion of new commercial mortgage loans loans, with an average loan size of $8 million. The average size commercial mortgage loan in the portfolio as of December 31, 2020, was $6 million and the weighted-average interest rate was 4.3%. The largest single commercial mortgage loan at December 31, 2020 was $78 million.

During the year ended December 31, 2019, the Company funded $1.2 billion of new commercial mortgage loans, with an average loan size of $8 million. The average size commercial mortgage loan in the portfolio as of December 31, 2019, was $5 million and the weighted-average interest rate was 4.5%. The largest single commercial mortgage loan at December 31, 2019 was $78 million.

Certain of the commercial mortgage loans have call options that occur within the next eight years. However, if interest rates were to significantly increase, the Company may be unable to exercise the call options on its existing commercial mortgage loans commensurate with the significantly increased market rates. Assuming the commercial mortgage loans are called at their next call dates, $116 million would become due in 2022, $379 million in 2023 through 2027, and $6 million in 2028 through 2029.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2021 and 2020, $600 million and $806 million, respectively, of the Company's total commercial mortgage loans principal balance have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income. During the years ended December 31, 2021, 2020, and 2019, the Company recognized $54 million, $26 million, and $23 million of participation commercial mortgage loan income, respectively.

As of December 31, 2021, the Company did not have any commercial mortgage loans that were nonperforming, restructured, or foreclosed and converted to real estate properties. As of December 31, 2020, $3 million of invested assets consisted of commercial mortgage loans that were nonperforming, restructured or foreclosed and converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. For all commercial mortgage loans, the impact of troubled debt restructurings is reflected in our investment balance and in the allowance for commercial mortgage loan credit losses.

During the years ended December 31, 2021, 2020, and 2019, the Company recognized one, four, and four troubled debt restructurings transactions, respectively, as a result of granting concessions to borrowers which included loan terms unavailable from other lenders. These concessions were the result of agreements between the creditor and the debtor. The Company did not identify any commercial mortgage loans whose principal was permanently impaired during the year ended December 31, 2021 and identified one loan that was permanently impaired during the year ended December 31, 2020.

The Company provides certain relief under the Coronavirus Aid Relief, and Economic Security Act (the "CARES Act"), and the Consolidated Appropriations Act (the "CAA") under its COVID-19 Commercial

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

Mortgage Loan Program (the "Loan Modification Program"). During the year ended December 31, 2021, the Company modified 23 commercial mortgage loans under the Loan Modification Program, representing $475 million in unpaid principal balance. As of December 31, 2021, since the inception of the CARES Act, there were 268 total commercial mortgage loans modified under the Loan Modification Program, representing $2.0 billion in unpaid principal balance. At December 31, 2021, $1.9 billion of these loans have resumed regular principal and interest payments in accordance with the terms of the modification agreements and the Company expects the remaining $69 million in unpaid principal on commercial mortgage loans to resume scheduled payments in accordance with the agreed upon terms. The modifications under this program include agreements to defer principal payments only and/or to defer principal and interest payments for a specified period of time. None of these modifications were considered troubled debt restructurings.

As of December 31, 2021 and 2020, the amortized cost basis of the Company's commercial mortgage loan receivables by origination year, net of the allowance, for credit losses is as follows:

	Term Loans Amortized Cost Basis by Origination Year
	2021	2020	2019	2018	2017	Prior	Total
	(Dollars In Millions)
As of December 31, 2021
Commercial mortgage loans:
Performing	$2,063	$1,439	$2,034	$1,404	$1,224	$2,802	$10,966
Non-performing	—	—	—	—	—	—	—
Amortized cost	$2,063	$1,439	$2,034	$1,404	$1,224	$2,802	$10,966
Allowance for credit losses	(12)	(10)	(21)	(18)	(12)	(30)	(103)
Total commercial mortgage loans	$2,051	$1,429	$2,013	$1,386	$1,212	$2,772	$10,863
	Term Loans Amortized Cost Basis by Origination Year
	2020	2019	2018	2017	2016	Prior	Total
	(Dollars In Millions)
As of December 31, 2020
Commercial mortgage loans:
Performing	$1,463	$2,442	$1,577	$1,344	$943	$2,458	$10,227
Non-performing	—	—	—	—	—	1	1
Amortized cost	$1,463	$2,442	$1,577	$1,344	$943	$2,459	$10,228
Allowance for credit losses	(21)	(46)	(55)	(37)	(25)	(38)	(222)
Total commercial mortgage loans	$1,442	$2,396	$1,522	$1,307	$918	$2,421	$10,006

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

The following tables provide a comparative view of the key credit quality indicators of the loan-to-value and debt service coverage ratio ("DSCR") as of December 31, 2021 and 2020:

	As of December 31, 2021			As of December 31, 2020
	Amortized Cost	% of Total	DSCR(2)	Amortized Cost	% of Total	DSCR(2)
	(Dollars In Millions)
Loan-to-value(1) Greater than 75%	$285	3%	1.32	$399	4%	1.29
50% - 75%	7,241	66%	1.59	6,557	64%	1.61
Less than 50%	3,440	31%	2.04	3,272	32%	2.01
Total commercial mortgage loans	$10,966	100%		$10,228	100%

(1)  The loan-to-value ratio compares the current unpaid principal of the loan to the estimated fair value of the underlying property collateralizing the loan. Our weighted average loan-to-value ratio was 54% at both December 31, 2021 and December 31, 2020.

(2)  The debt service coverage ratio compares a property's net operating income to its debt service payments, including principal and interest. Our weighted average debt service coverage ratio for December 31, 2021 and December 31, 2020 was 1.72x and 1.72x, respectively.

The following provides a summary of the rollforward of the allowance for credit losses for funded commercial mortgage loans and unfunded commercial mortgage loan commitments for the periods included.

	For The Year Ended December 31, 2021	For The Year Ended December 31, 2020
	(Dollars In Millions)
Allowance for Funded Commercial Mortgage Loan Credit Losses
Beginning balance	$222	$5
Cumulative effect adjustment	—	80
Charge offs	—	—
Recoveries	(7)	(3)
Provision	(112)	140
Ending balance	$103	$222
Allowance for Unfunded Commercial Mortgage Loan Commitments Credit Losses
Beginning balance	$22	$—
Cumulative effect adjustment	—	10
Charge offs	—	—
Recoveries	—	—
Provision	(17)	12
Ending balance	$5	$22

As of December 31, 2021, the Company had one commercial mortgage loan of $28 million that was 30-59 days delinquent. As of December 31, 2020, the Company had one commercial mortgage loan of $1 million that was 60-89 days delinquent.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  COMMERCIAL MORTGAGE LOANS — (Continued)

The Company's commercial mortgage loan portfolio consists of commercial mortgage loans that are collateralized by real estate. Due to the collateralized nature of the commercial mortgage loans, any assessment of impairment and ultimate loss given a default on the commercial mortgage loans is based upon a consideration of the estimated fair value of the real estate.

The Company limits accrued interest income on commercial mortgage loans to ninety days of interest. For loans in nonaccrual status, interest income is recognized on a cash basis. For the year ended December 31, 2021, the Company did not have any of accrued interest was excluded from the amortized cost basis pursuant to the Company's nonaccrual policy.

As of December 31, 2021, the Company did not have any commercial mortgage loans in nonaccrual status. As of December 31, 2020, the Company had one commercial mortgage loan in nonaccrual status with no related allowance recorded. The recorded investment, unpaid principal balance, and average recorded investment was $1 million.

9.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred Policy Acquisition Costs

The balances and changes in DAC are as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Balance, beginning of period	$1,628	$1,480
Capitalization of commissions, sales, and issue expenses	550	459
Amortization	(200)	(163)
Change due to unrealized gains and losses	105	(152)
Implementation of ASU 2016-13	—	4
Balance, end of period	$2,083	$1,628

Value of Business Acquired

The balances and changes in VOBA are as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Balance, beginning of period	$1,792	$2,040
Amortization	(109)	(45)
Change due to unrealized gains and losses	80	(192)
Other	23	(11)
Balance, end of period	$1,786	$1,792

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED — (Continued)

Based on the balance recorded as of December 31, 2021, the expected amortization of VOBA for the next five years is as follows:

Years	Expected Amortization
(Dollars In Millions)
2022	$121
2023	123
2024	123
2025	116
2026	99

10.  GOODWILL

The changes in the carrying value of goodwill by segment are as follows:

	Retail Life and Annuity	Acquisitions	Stable Value Products	Asset Protection	Total Consolidated
	(Dollars In Millions)
Balance as of December 31, 2019	$559	$24	$114	$129	$826
Balance as of December 31, 2020	559	24	114	129	826
Impairment	(129)	—	—	—	(129)
Balance as of December 31, 2021	$430	$24	$114	$129	$697

In connection with its annual goodwill impairment testing, the Company elected to perform a quantitative assessment of goodwill associated with the reporting units within the Retail Life and Annuity segment, in which the fair value of each reporting unit was compared to that reporting unit's carrying amount, including goodwill. To estimate the fair value of the reporting units, the Company utilized the income (i.e. discounted cash flow) valuation approach. This quantitative assessment indicated that an impairment existed as of December 31, 2021 within the Retirement reporting unit primarily due to the impact of interest rates and a longer period of sustained equity volatility on the weighted-average cost of capital used to discount the reporting unit's cash flows. Guidance in ASC 350-20, Intangibles-Goodwill and Other, requires that an impairment loss be recognized in the amount that the carrying amount of a reporting unit exceeds its fair value. As a result, the Company recorded a non-cash impairment charge of $129 million.

The Company also performed its annual qualitative evaluation of goodwill with respect to its other reporting units based on the circumstances that existed as of October 1, 2021 and determined that there was no indication that the goodwill was associated with the other reporting units more likely than not impaired and therefore no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to October 1, 2021 that would impact the Company's conclusions and no such events were identified.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, certain GMDB riders. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GLWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdraw and is classified as an embedded derivative and is carried at fair value on the Company's balance sheet. The VA separate account balances subject to GLWB were $9.2 billion and $8.9 billion as of December 31, 2021 and 2020, respectively. For more information regarding the valuation of and income impact of GLWB, please refer to Note 2, Summary of Significant Accounting Policies, Note 5, Fair Value of Financial Instruments, and Note 6, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.73%, age-based mortality from the Ruark 2015 ALB table adjusted for company and industry experience, lapse rates determined by a dynamic formula, and an average discount rate of 4.85%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $14.6 billion and $14.8 billion as of December 31, 2021 and 2020, respectively. The total GMDB amount payable based on VA account balances as of December 31, 2021 and 2020, was $85 million and $126 million with a GMDB reserve of $38 million and $43 million, respectively. The average attained age of contract holders as of December 31, 2021 and 2020 for the Company was 73 and 72.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) ("CALIC") under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $6 million and $6 million, as of December 31, 2021 and 2020, respectively. The average attained age of contract holders as of December 31, 2021 and 2020, was 69 and 69.

Activity relating to GMDB reserves (excluding those 100% ceded under the Modco agreement) is as follows:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Beginning balance	$43	$46	$44
Great West beginning balance	—	—	7
Incurred guarantee benefits	—	2	(1)
Less: Paid guarantee benefits	5	5	4
Ending balance	$38	$43	$46

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS — (Continued)

Account balances of variable annuities with guarantees invested in VA separate accounts are as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Equity funds	$9,732	$10,425
Fixed income funds	5,236	4,631
Total	$14,968	$15,056

Certain of the Company's fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit ("RIC"). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company's deferred sales inducement asset, recorded on the balance sheet in other assets was as follows:

	For The Year Ended December 31,
	2021	2020	2019
	(Dollars In Millions)
Deferred asset, beginning of period	$41	$43	$40
Amounts deferred	3	2	6
Amortization	(7)	(4)	(3)
Deferred asset, end of period	$37	$41	$43

12.  MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY Life Insurance Company ("MONY") converted from a mutual insurance company to a stock corporation ("demutualization"). In connection with its demutualization, an accounting mechanism known as a closed block (the "Closed Block") was established for certain individuals' participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the acquisition of MONY in 2013.

Assets allocated to the Closed Block inure solely to the benefit of the Closed Block's policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY's general account, any of MONY's separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Department of Financial Services (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) at the acquisition date of October 1, 2013, represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

connection with the acquisition of MONY, the Company developed an actuarial calculation of the expected timing of MONY's Closed Block's earnings as of October 1, 2013. Pursuant to the acquisition of the Company by Dai-ichi Life on February 1, 2015, this actuarial calculation of the expected timing of MONY's Closed Block earnings was recalculated and reset on that date, along with the establishment of a policyholder dividend obligation as of such date.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company's net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Summarized financial information for the Closed Block is as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Closed block liabilities
Future policy benefits, policyholders' account balances and other policyholder liabilities	$5,277	$5,406
Policyholder dividend obligation	401	580
Other liabilities	10	7
Total closed block liabilities	5,688	5,993
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,633	4,903
Commercial mortgage loans on real estate	68	68
Policy loans	557	596
Cash and other invested assets	73	46
Other assets	83	91
Total closed block assets	5,414	5,704
Excess of reported closed block liabilities over closed block assets	274	289
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of policyholder dividend obligation: $323 and $493; and net of income tax: $(68) and $(104)	—	—
Future earnings to be recognized from closed block assets and closed block liabilities	$274	$289

Reconciliation of the policyholder dividend obligation is as follows:

	For The Year Ended December 31,
	2021	2020
	(Dollars In Millions)
Policyholder dividend obligation, beginning balance	$580	$279
Applicable to net revenue	(9)	(25)
Change in net unrealized investment gains allocated to policyholder dividend obligation	(170)	326
Policyholder dividend obligation, ending balance	$401	$580

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12.  MONY CLOSED BLOCK OF BUSINESS — (Continued)

Closed Block revenues and expenses were as follows:

	For The Year Ended December 31,
	2021	2020	2019
	(Dollars In Millions)
Revenues
Premiums and other income	$144	$154	$162
Net investment income	189	202	207
Net gains (losses) — investments and derivatives	28	(2)	(2)
Total revenues	361	354	367
Benefits and other deductions
Benefits and settlement expenses	342	332	337
Other operating expenses	1	2	1
Total benefits and other deductions	343	334	338
Net revenues before income taxes	18	20	29
Income tax expense	5	4	6
Net revenues	$13	$16	$23

13.  REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2021, the Company had reinsured approximately 22% of the face value of its life insurance in-force. The Company has reinsured approximately 10% of the face value of its life insurance in-force with the following three reinsurers:

•  Security Life of Denver Insurance Co. (currently administered by Hannover Re)

•  Swiss Re Life & Health America Inc.

•  The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2021, 2020, or 2019 related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. The amount of insurance retained by the Company on any one life on

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE — (Continued)

traditional life insurance was $500,000 in years prior to mid-2005. In 2005, this retention amount was increased to $1,000,000 for certain policies, and during 2008, it was increased to $2,000,000 for certain policies. During 2016, the retention amount was increased to $5,000,000.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short- and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents total net life insurance in-force:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Direct life insurance in-force	$829,253	$785,197
Amounts assumed from other companies	191,110	206,050
Amounts ceded to other companies	(222,865)	(244,588)
Net life insurance in-force	$797,498	$746,659
Percentage of amount assumed to net	24%	28%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE — (Continued)

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount
	(Dollars In Millions)
For The Year Ended December 31, 2021
Premiums and policy fees:
Life insurance	$2,843	$(1,113)	$1,037	$2,767	(1)
Accident/health insurance	32	(19)	28	41
Property and liability insurance	281	(188)	1	94
Total	$3,156	$(1,320)	$1,066	$2,902
For The Year Ended December 31, 2020 (Recast)
Premiums and policy fees:
Life insurance	$2,661	$(826)	$934	$2,769	(1)
Accident/health insurance	37	(23)	90	104
Property and liability insurance	279	(178)	2	103
Total	$2,977	$(1,027)	$1,026	$2,976
For The Year Ended December 31, 2019 (Recast)
Premiums and policy fees:
Life insurance	$2,853	$(1,312)	$836	$2,377	(1)
Accident/health insurance	42	(90)	41	(7)
Property and liability insurance	281	(106)	3	178
Total	$3,176	$(1,508)	$880	$2,548

(1)  Includes annuity policy fees of $199 million, $163 million, and $164 million, for the years ended December 31, 2021, 2020, and 2019, respectively.

As of December 31, 2021 and 2020, policy and claim reserves relating to insurance ceded of $4.6 billion and $4.7 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2021 and 2020, the Company had paid $157 million and $135 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2021 and 2020, the Company had receivables of $64 million and $64 million, respectively, related to insurance assumed.

The Company's third party reinsurance receivables amounted to $4.5 billion and $4.6 billion as of December 31, 2021 and 2020, respectively. These amounts include ceded reserve balances and

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13.  REINSURANCE — (Continued)

ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	As of December 31,
	2021		2020
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Company	$500.5	A-	$548.5	NR
Swiss Re Life & Health America, Inc.	480.1	A+	489.6	A+
Lincoln National Life Insurance Co.	337.3	A+	370.7	A+
Somerset Re	335.1	A-	259.9	A-
Transamerica Life Insurance Co.	226.4	A	240.3	A
RGA Reinsurance Company	204.6	A+	210.5	A+
American United Life Insurance Company	187.6	A+	199.1	A+
Centre Reinsurance (Bermuda) Ltd	149.3	A	167.3	NR
Employers Reassurance Corporation	139.4	B+	162.0	NR
The Canada Life Assurance Company	123.2	A+	134.0	A+

The Company's reinsurance contracts typically do not have a fixed term. In general, the reinsurers' ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

14.  DEBT AND OTHER OBLIGATIONS

Under a revolving line of credit arrangement (the "Credit Facility"), PLC and the Company have the ability to borrow on an unsecured basis up to a combined aggregate principal amount of $1 billion. Under certain circumstances, the Credit Facility allows for a request that the commitment be increased up to a maximum principal amount of $1.5 billion. Balances outstanding under the Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC's Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent's Prime rate, (y) 0.50% above the Funds rate, or (z) the one-month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC's Senior Debt. The Credit Facility also provided for a facility fee at a rate that varies with the ratings of PLC's Senior Debt and that is calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The annual facility fee rate is 0.125% of the aggregate principal amount. The Credit Facility provides that PLC is liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the Credit Facility. The maturity date of the Credit Facility is May 3, 2023. The Company is not aware of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

any non-compliance with the financial debt covenants of the Credit Facility as of December 31, 2021. PLC had an outstanding balance of $275 million and $190 million as of December 31, 2021 and 2020.

During 2018, the Company issued $110 million of Subordinated Funding Obligations as a rate of 3.55% due 2038.

Secured Financing Transactions

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The fair value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2021, the fair value of securities pledged under the repurchase program was $1,503 million and the repurchase obligation of $1,393 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 13 basis points). During the year ended December 31, 2021, the maximum balance outstanding at any one point in time related to these programs was $1,799 million. The average daily balance was $775 million (at an average borrowing rate of 13 basis points) during the year ended December 31, 2021. As of December 31, 2020, the fair value of securities pledged under the repurchase program was $452 million and the repurchase obligation of $437 million was included in the Company's consolidated balance sheets (at an average borrowing rate of 15 basis points). During the year ended December 31, 2020, the maximum balance outstanding at any one point in time related to these programs was $825 million. The average daily balance was $143 million (at an average borrowing rate of 33 basis points) during the year ended December 31, 2020.

Securities Lending

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned out to third parties for short periods of time. The Company requires collateral at least equal to 102% of the fair value of the loaned securities to be separately maintained. The loaned securities' fair value is monitored on a daily basis and collateral is adjusted accordingly. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. As of December 31, 2021 and 2020, securities with a fair value of $174 million and $57 million were loaned under this program. As collateral for the loaned securities, the Company receives cash, which is primarily reinvested in short term repurchase agreements, which are also collateralized by U.S. Government or U.S. Government Agency securities, and government money market funds. These investments are recorded

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

in "short-term investments" with a corresponding liability recorded in "secured financing liabilities" to account for its obligation to return the collateral. As of December 31, 2021 and 2020, the fair value of the collateral related to this program was $179 million and $59 million, and the Company has an obligation to return $179 million and $59 million, respectively, of collateral to the securities borrowers.

The following table provides the fair value of collateral pledged for repurchase agreements, grouped by asset class, as of December 31, 2021 and 2020:

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2021
	(Dollars In Millions)
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$1,070	$—	$—	$—	$1,070
Corporate securities	69	—	—	—	69
Commercial mortgage loans	364	—	—	—	364
Total repurchase agreements and repurchase-to-maturity transactions	$1,503	$—	$—	$—	$1,503
Securities lending transactions
Fixed maturity securities	171	—	—	—	171
Equity securities	1	—	—	—	1
Redeemable preferred stocks	2	—	—	—	2
Total securities lending transactions	174	—	—	—	174
Total securities	$1,677	$—	$—	$—	$1,677

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2020
	(Dollars In Millions)
	Overnight and Continuous	Up to 30 days	30-90 days	Greater Than 90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$366	$86	$—	$—	$452
Commercial mortgage loans	—	—	—	—	—
Total repurchase agreements and repurchase-to-maturity transactions	$366	$86	$—	$—	$452
Securities lending transactions
Corporate securities	49	—	—	—	49
Equity securities	7	—	—	—	7
Redeemable preferred stocks	1	—	—	—	1
Total securities lending transactions	57	—	—	—	57
Total securities	$423	$86	$—	$—	$509

Golden Gate Captive Insurance Company

On October 1, 2020, Golden Gate Captive Insurance Company ("Golden Gate"), a Vermont special purpose financial insurance company and a wholly owned subsidiary of the Company, entered into a transaction with a term of 20 years, that may be extended to a maximum of 25 years, to finance up to $5 billion of "XXX" and "AXXX" reserves related to the term life insurance business and universal life insurance with secondary guarantee business that is reinsured to Golden Gate by the Company and West Coast Life Insurance Company ("WCL"), a wholly owned subsidiary of the Company, pursuant to an Excess of Loss Reinsurance Agreement (the "XOL Agreement") with Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and RGA Reinsurance Company (Barbados) Ltd. (collectively, the "Retrocessionaires"). The transaction is "non-recourse" to the Company, WCL, and PLC, meaning that none of these companies are liable to reimburse the Retrocessionaires for any XOL payments required to be made. As of December 31, 2021, the XOL Asset backing the difference in statutory and economic reserve liabilities was $4.267 billion.

Other Obligations

The Company routinely receives from or pays to affiliates, under the control of PLC, reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.  DEBT AND OTHER OBLIGATIONS — (Continued)

Interest Expense

Interest expense is summarized as follows:

	For The Year Ended December 31,
	2021	2020	2019
	(Dollars In Millions)
Subordinated funding obligations	$3.9	$3.9	$3.9
Non-recourse funding obligations, other obligations, and repurchase agreements	$11	$133.2	$175.8
Total interest expense	$14.9	$137.1	$179.7

15.  COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space as well as various office equipment. Most leases have terms ranging from two to twenty-five years. Leases with an initial term of 12 months or less are not recorded on the consolidated balance sheet. The Company accounts for lease components separately from non-lease components (e.g., common area maintenance). Certain of the Company's lease agreements include options to renew at the Company's discretion. Management has concluded that the Company is not reasonably certain to elect any of these renewal options. The Company will use the interest rates received on its funding agreement backed notes as the collateralized discount rate when calculating the present value of remaining lease payments when the rate implicit in the lease is unavailable.

The Company had rental expense of $1 million, $4 million, and $6 million for the years ended December 31, 2021, 2020, and 2019, respectively. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Millions)
2022	$7
2023	4
2024	4
2025	2
2026	1
Thereafter	8

As of December 31, 2021 and 2020, the Company had outstanding commercial mortgage loan commitments of $994 million at an average rate of 3.58% and $801 million at an average rate of 3.90%, respectively.

Under the insurance guaranty fund laws in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that increases the cost of future assessments or alters future premium tax offsets received in connection

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  COMMITMENTS AND CONTINGENCIES — (Continued)

with guaranty fund assessments. The Company cannot predict the amount, nature or timing of any future assessments or legislation, any of which could have a material and adverse impact on the Company's financial condition or results of operations.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

Advance Trust & Life Escrow Services, LTA, as Securities Intermediary of Life Partners Position Holder Trust v. Protective Life Insurance Company, Case No. 2:18-CV-01290, is a putative class action that was filed on August 13, 2018 in the United States District Court for the Northern District of Alabama. Plaintiff alleges that the Company required policyholders to pay unlawful and excessive cost of insurance charges. Plaintiff seeks to represent all owners of universal life and variable universal life policies issued or administered by the Company or its predecessors that provide that cost of insurance rates are to be determined based on expectations of future mortality experience. The plaintiff seeks class certification, compensatory damages, pre-judgment and post-judgment interest, costs, and other unspecified relief. The Company is vigorously defending this matter and cannot predict the outcome of or reasonably estimate the possible loss or range of loss that might result from this litigation.

The Company is currently defending two cases, including one putative class action (Beverly Allen v. Protective Life Insurance Company, Civil Action No. 1:20-cv-00530-JLT) where the plaintiffs generally allege that the defendants failed to comply with certain California statutes which address contractual grace periods and lapse notice requirements for certain life insurance policies. Plaintiffs claim that these statutes apply to life insurance policies that existed before the statutes' effective date. The plaintiffs seek damages and injunctive relief. No class has been certified in Beverly Allen v. Protective Life Insurance Company. In August 2021, the California Supreme Court determined in McHugh v. Protective Life Insurance Company, Case No. D072863, that the statutory requirements apply to life insurance policies issued before the statutes' effective date. In continuing to defend these matters, the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  COMMITMENTS AND CONTINGENCIES — (Continued)

Company maintains various defenses to the merits of the plaintiffs' claims and to class certification. However, the Company cannot predict the outcome of or reasonably estimate the possible loss or range of loss that might result from this litigation.

Scottish Re (U.S.), Inc. ("SRUS") was placed in rehabilitation on March 6, 2019 by the State of Delaware. Under the related order, the Insurance Commissioner of the State of Delaware has been appointed the receiver of SRUS (the "Receiver") and provided with authority to conduct and continue the business of SRUS in the interest of its cedents, creditors, and stockholder. The order was accompanied by an injunction requiring the continued payment of reinsurance premiums to SRUS and temporarily prohibiting cedents, including the Company, from offsetting premiums payable against receivables from SRUS. On June 20, 2019, the Delaware Court of Chancery (the "Court") entered an order approving a Revised Offset Plan, which allows cedents, including the Company, to offset premiums under certain circumstances.

A proposed Rehabilitation Plan ("Original Rehabilitation Plan") was filed by the Receiver on June 30, 2020. The Original Rehabilitation Plan presents the following two options to each cedent: 1) remain in business with SRUS and be governed by the Rehabilitation Plan, or 2) recapture business ceded to SRUS. Due to SRUS's financial status, neither option would pay 100% of the Company's outstanding claims. The Original Rehabilitation Plan would impose certain financial terms and conditions on the cedents based on the election made, the type of business ceded, the manner in which the business is collateralized, and the amount of losses sustained by the cedent. On October 9, 2020, the Receiver filed a proposed order setting forth a schedule to present the Original Rehabilitation Plan for Court approval, which order contemplated possible modifications to the Rehabilitation Plan to be filed with the Court by March 16, 2021. The Court approved the order. On March 16, 2021, the Receiver filed a draft Amended Rehabilitation Plan ("Amended Plan"). The majority of the substance and form of the original Rehabilitation Plan, including its two option structure described above, remained in place.

For much of 2020 and into early 2021, a group of interested parties collectively requested certain information and financial data from the Receiver that would allow them to more fully evaluate first the Original Rehabilitation Plan and then the Amended Plan. This group also had a number of conversations with counsel for the Receiver regarding concerns over the Plan. On July 26, 2021, the Receiver shared with interested parties an outline of a Modified Plan, along with a liquidation analysis. While there are significant changes proposed in the Modified Plan (as compared to the Original Rehabilitation Plan and the Amended Plan), much of the economic substance (including not paying claims in full) of the Original Rehabilitation Plan and the Amended Rehabilitation Plan are likely to be included in the Modified Plan.

The Court has yet to rule further or to re-establish a schedule for pre-confirmation procedures or a hearing on confirmation.

The Company continues to monitor SRUS and the actions of the Receiver through discussions with legal counsel and review of publicly available information. An allowance for credit losses related to SRUS is included in the overall reinsurance allowance for credit losses. As of December 31, 2021, management does not believe that the ultimate outcome of the rehabilitation process will have a material impact on our financial position or results of operations

Certain insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.  COMMITMENTS AND CONTINGENCIES — (Continued)

states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including the early stages of the audits being conducted, and uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with certain co-insured policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits reasonably estimable.

16.  SHAREOWNER'S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company's subsidiary, PLAIC. The stock pays, when and if declared, noncumulative participating dividends to the extent PLAIC's statutory earnings for the immediately preceding fiscal year exceeded $1 million. In 2021, 2020, and 2019, PLAIC paid no dividends to PLC on its preferred stock.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of AOCI as of December 31, 2021, 2020, and 2019.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss on Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Millions, Net of Tax)
Balance, December 31, 2018 (Recast)	$(1,408)	$—	$(1,408)
Other comprehensive income (loss) before reclassifications	2,844	(10)	2,834
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(4)	—	(4)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(11)	2	(9)
Balance, December 31, 2019 (Recast)	$1,421	$(8)	$1,413
Other comprehensive income (loss) before reclassifications	2,048	(2)	2,046
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in operations	24	—	24
Amounts reclassified from accumulated other comprehensive income (loss)(1)	63	2	65
Balance, December 31, 2020 (Recast)	$3,556	$(8)	$3,548
Other comprehensive income (loss) before reclassifications	(1,105)	—	(1,105)
Other comprehensive income (loss) on investments for which a credit loss has been recognized in operations	(1)	—	(1)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(41)	1	(40)
Balance, December 31, 2021	$2,409	$(7)	$2,402

(1)  See Reclassification table below for details.

(2)  As of December 31, 2019, 2020 and 2021, net unrealized losses reported in AOCI were offset by $(777) million, $(2.0) billion and $(1.9) billion, respectively, due to the impact those net unrealized losses would have had on certain of the Company's insurance assets and liabilities if the net unrealized losses had been recognized in net income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.  ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) — (Continued)

The following tables summarize the reclassifications amounts out of AOCI for the years ended December 31, 2021, 2020, and 2019.

Gains/(losses) in net income:	Affected Line Item in the Consolidated Statements of Income	For The Year Ended December 31,
		2021	2020	2019
		(Dollars In Millions)
Derivative instruments	Benefits and settlement expenses, net of reinsurance ceded(1)	$(1)	$(3)	$(2)
	Tax (expense) benefit	—	1	—
		$(1)	$(2)	$(2)
Unrealized gains and losses on available-for-sale securities	Net gains (losses): investments	$46	$46	$48
	Net impairment losses recognized in earnings	6	(125)	(34)
	Tax (expense) or benefit	(11)	17	(3)
		$41	$(62)	$11

(1)  Refer to Note 6, Derivative Financial Instruments for additional information

18.  INCOME TAXES

The Company's effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
Statutory federal income tax rate applied to pre-tax income	21.0%	21.0%	21.0%
State income taxes	0.2	(0.4)	0.5
Investment income not subject to tax	(5.1)	(3.6)	(2.1)
Prior period adjustments	0.5	(0.7)	0.1
Goodwill impairment	7.3	—	—
Other	(0.7)	(0.9)	(1.0)
	23.2%	15.4%	18.5%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

The components of the Company's income tax are as follows:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Current income tax expense (benefit):
Federal	$129	$123	$378
State	3	(5)	9
Total current	$132	$118	$387
Deferred income tax expense (benefit):
Federal	$(44)	$(79)	$(284)
State	(2)	4	(6)
Total deferred	$(46)	$(75)	$(290)

The components of the Company's net deferred income tax liability are as follows:

	As of December 31,
	2021	2020
		(Recast)
	(Dollars In Millions)
Deferred income tax assets:
Loss and credit carryforwards	$168	$146
Deferred compensation	51	54
Deferred policy acquisition costs	67	143
Valuation allowance	(10)	(9)
	276	334
Deferred income tax liabilities:
Premium receivables and policy liabilities	200	250
VOBA and other intangibles	552	582
Invested assets (other than unrealized gains (losses))	264	283
Net unrealized gains on investments	640	945
Other	48	53
	1,704	2,113
Net deferred income tax liability	$(1,428)	$(1,779)

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities that were assumed by AXA and they were not acquired by the Company in connection with the acquisition of MONY. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY's tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the December 31, 2021 reporting date based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

The CARES Act, as described in Note 8, Commercial Mortgage Loans, includes tax provisions relevant to businesses. The income tax related impacts of the CARES Act are not material to the Company's consolidated financial statements for the year ended December 31, 2021.

In management's judgment, the gross deferred income tax asset as of December 31, 2021 will more likely than not be fully realized. The Company has recognized a valuation allowance of $10 million and $9 million as of December 31, 2021 and 2020, respectively, related to certain intercompany non-life federal NOL's and state-based future deductible temporary differences that it has determined are more likely than not to expire unutilized. This resulting unfavorable change of $1 million, before the federal benefit of state income taxes, increased income tax expense in 2021 by the same amount.

At December 31, 2021, the Company has intercompany loss carryforwards of $758 million that are available to offset future taxable income of certain non-life subsidiaries under the terms of the tax sharing agreement with PLC. Approximately $23 million of these loss carryforwards will expire between 2036 and 2038 and the remaining loss carryforwards of $735 million have no expiration.

At December 31, 2020, the Company had intercompany loss carryforwards of $658 million that was available to offset future taxable income of certain non-life subsidiaries under the terms of the tax sharing agreement with PLC. $28 million of these loss carryforwards will expire between 2036 and 2037 and the remaining loss carryforwards of $630 million have no expiration.

Included in the deferred income tax assets above are approximately $10 million in state net operating loss carryforwards attributable to certain jurisdictions, which are available to offset future taxable income in the respective state jurisdictions, expiring between 2022 and 2041.

As of December 31, 2021 and 2020, some of the Company's fixed maturities were reported at an unrealized loss, although the net amount is an unrealized gain as of December 31, 2021. If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year's other taxable income. However, such a loss could be carried back and forward against any prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18.  INCOME TAXES — (Continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	As of December 31,
	2021	2020	2019
	(Dollars In Millions)
Balance, beginning of period	$2	$2	$7
Additions for tax positions of the current year	—	—	—
Additions for tax positions of prior years	—	—	—
Reductions of tax positions of prior years:
Changes in judgment	—	—	—
Settlements during the period	—	—	(5)
Lapses of applicable statute of limitations	(2)	—	—
Balance, end of period	$—	$2	$2

Included in the end of period balances above, there were no unrecognized tax benefits for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is none, $2 million, and $2 million, for the years ended December 31, 2021, 2020, and 2019, respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in any period ending in 2021, 2020, or 2019, as PLC maintains responsibility for the interest on unrecognized tax benefits.

The lapse of the 2017 statute of limitations is the reason for the reductions in the unrecognized tax benefits shown in the above chart. In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2018.

Due to IRS adjustments to the Company's 2014 through 2016 reported taxable income, the Company has amended certain of its 2014 through 2016 state income tax returns. Such amendments will cause such years to remain open, pending the states' acceptances of the returns.

19.  SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	For The Year Ended December 31,
	2021	2020	2019
	(Dollars In Millions)
Cash paid / (received) during the year:
Interest expense	$15	$177	$182
Income taxes	236	80	383

20.  RELATED PARTY TRANSACTIONS

The Company provides furnished office space and computers to affiliates through an intercompany agreement. Revenues from this agreement were $9 million, $7 million, and $6 million, for the years ended December 31, 2021, 2020, and 2019, respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

20.  RELATED PARTY TRANSACTIONS — (Continued)

$330 million, $297 million, and $278 million, for the years ended December 31, 2021, 2020, and 2019, respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2021 and 2020 of $49 million and $47 million, respectively. There was a $12 million and $13 million intercompany receivable balance as of December 31, 2021 and 2020, respectively.

Certain corporations with which PLC's directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts were immaterial for the years ended December 31, 2021 and 2020 and $6 million for the year ended December 31, 2019. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $2 million for the year ended December 31, 2019. The Company did not make any payments for the year ended December 31, 2021 and 2020.

The Company has joint venture interests in real estate for which the Company holds the underlying real estate's loan. During 2021, 2020, and 2019, the Company received $7 million, $5 million, and $23 million, respectively, in mortgage loan payments corresponding to the joint venture interests and $16 million in principal was collected on loans that paid off in December 2020.

During the periods ending December 31, 2021, 2020, and 2019, PLC paid a management fee to Dai-ichi Life of $13 million, $12 million, and $11 million, respectively, for certain services provided to the company.

PLC had guaranteed the Company's obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC had also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In connection with the Captive Merger on October 1, 2020, certain captive related guarantees, support agreements and indemnification obligations were terminated, amended or replaced.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured certain riders related to its fixed and deferred annuity business to PL Re, a wholly owned subsidiary of PLC. PLC owns all of the shares of common stock issued by PL Re.

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the National Association of Insurance Commissioners ("NAIC") and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs and VOBA, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income for the Company was $426 million, $692 million, and $(625) million for the years ended December 31, 2021, 2020, and 2019, respectively. Statutory capital and surplus for the Company was $5.3 billion and $5.4 billion as of December 31, 2021 and 2020, respectively.

The Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries' ability to pay dividends to the Company and the Company's ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid without prior approval of the insurance commissioner of the state of domicile. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The insurance subsidiaries may pay, without the approval of the Insurance Commissioners of the state of domicile, $136 million of distributions in 2022. Additionally, as of December 31, 2021, $1.8 billion of consolidated shareowner's equity, excluding net unrealized gains on investments, represented restricted net assets of the Company and its insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries' respective state insurance departments.

State insurance regulators and the NAIC have adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. A company's risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense, and reserve items. Regulators can then measure the adequacy of a company's statutory surplus by comparing it to RBC. The Company manages its capital consumption by using the ratio of its total adjusted capital, as defined by the insurance regulators, to the Company's action level RBC (known as the RBC ratio), also defined by insurance regulators. As of December 31, 2021 and 2020, the Company and its insurance subsidiaries all exceeded the minimum RBC requirements.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2021, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of $43 million.

The State of Tennessee has adopted certain prescribed accounting practices that differ from those found in NAIC Statutory Accounting Principles ("SAP"). Specifically, Tennessee Insurance Law requires that goodwill arising from the purchase of a subsidiary, controlled or affiliated entity is charged directly to surplus in the year it originates. In NAIC SAP, goodwill in amounts not to exceed 10% of an insurer's capital and surplus may be capitalized and all amounts are amortized as a component of unrealized gains and losses on investments over periods not to exceed 10 years.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

21.  STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting.

The favorable (unfavorable) effects on the Company and its statutory surplus, compared to NAIC statutory surplus, from the use of this prescribed practice was as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Non-admission of goodwill	$(66)	$(105)
Total (net)	$(66)	$(105)

PLC also has certain permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the XOL Asset Value, and a reserve difference related to a captive insurance company.

The favorable (unfavorable) effects on the statutory surplus of the Company and its insurance subsidiaries, compared to NAIC statutory surplus, from the use of these permitted practices were as follows:

	As of December 31,
	2021	2020
	(Dollars In Millions)
Accounting for XOL Asset Value as an admitted asset	$4,267	$4,579
Reserving based on state specific actuarial practices	101	94
Reserving difference related to a captive insurance company	—	(218)
Total (net)	$4,368	$4,455

22.  OPERATING SEGMENTS

The Company has several operating segments, each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•  The Retail Life and Annuity segment primarily markets fixed UL, IUL, VUL, level premium term insurance ("traditional"), fixed annuity, and VA products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, independent distribution organizations, and affinity groups.

•  The Acquisitions segment focuses on acquiring, converting, and servicing policies and contracts acquired from other companies. The segment's primary focus is on life insurance policies and annuity products that were sold to individuals. Additionally, this segment's acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed, however, some recent acquisitions have included ongoing new business activities. Ongoing new product sales written

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

by the Company from these acquisitions are included in the Retail Life and Annuity segment. As a result, earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•  The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. This segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. The Company also has an unregistered funding agreement-backed notes program which provides for offers of notes to both domestic and international institutional investors.

•  The Asset Protection segment markets extended service contracts, GAP products, and other specialized ancillary products to protect consumers' investments in automobiles and recreational vehicles. GAP products are designed to cover the difference between the scheduled loan pay-off amount and an asset's actual cash value in the case of a total loss. Each type of specialized ancillary product protects against damage or other loss to a particular aspect of the underlying asset. The Company previously marketed a credit life and disability product but exited that market at the beginning of 2021.

•  The Corporate and Other segment primarily consists of net investment income on assets supporting our equity capital, unallocated corporate overhead and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various financing and investment related transactions, and the operations of several small subsidiaries.

The Company's management and Board of Directors analyzes and assesses the operating performance of each segment using pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss). Consistent with GAAP accounting guidance for segment reporting, pre-tax adjusted operating income (loss) is the Company's measure of segment performance. Pre-tax adjusted operating income (loss) is calculated by adjusting income (loss) before income tax, by excluding the following items:

•  gains and losses on investments and derivatives,

•  losses from the impairment of intangible assets,

•  changes in the GLWB embedded derivatives exclusive of the portion attributable to the economic cost of the GLWB,

•  actual GLWB incurred claims,

•  immediate impacts from changes in current market conditions on estimates of future profitability on variable annuity and variable universal life products, including impacts on DAC, VOBA, reserves and other items, and

•  the amortization of DAC, VOBA, and certain policy liabilities that is impacted by the exclusion of these items.

After-tax adjusted operating income (loss) is derived from pre-tax adjusted operating income (loss) with the inclusion of income tax expense or benefits associated with pre-tax adjusted operating income.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

Income tax expense or benefits is allocated to the items excluded from pre-tax adjusted operating income (loss) at the statutory federal income tax rate for the associated period. Income tax expense or benefits allocated to after-tax adjusted operating income (loss) can vary period to period based on changes in the Company's effective income tax rate.

Pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss) presented below are non-GAAP financial measures. The items excluded from adjusted operating income (loss) are important to understanding the overall results of operations. During the period ended December 31, 2021, the Company began excluding from pre-tax and after-tax adjusted operating income (loss) the impacts on DAC, VOBA, reserves and other items due to changes in estimated profitability of variable annuity and variable universal life products as a result of changes in current market conditions and non-cash charges incurred as a result of the impairment of intangible assets. Management believes this change enhances the understanding of the underlying performance trends of the Company's core operations. Pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss) are not substitutes for income before income taxes or net income (loss), respectively. These measures may not be comparable to similarly titled measures reported by other companies. Our belief is that pre-tax and after-tax adjusted operating income (loss) enhances management's and the Board of Directors' understanding of the ongoing operations, and the underlying profitability of each segment, and helps facilitate the allocation of resources.

In determining the components of the pre-tax adjusted operating income (loss) for each segment, premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC and VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Net gains (losses) — investments and derivatives and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

There were no significant intersegment transactions during the years ended December 31, 2021, 2020, and 2019.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

The following tables present a summary of results and reconciles pre-tax adjusted operating income (loss) to consolidated income before income tax and net income:

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Revenues
Retail Life and Annuity	$2,823	$2,440	$2,161
Acquisitions	2,984	3,282	2,902
Stable Value Products	347	176	247
Asset Protection	270	275	290
Corporate and Other	(11)	(5)	131
Total revenues	$6,413	$6,168	$5,731
Pre-tax Adjusted Operating Income (Loss)
Retail Life and Annuity	$(37)	$100	$153
Acquisitions	314	406	347
Stable Value Products	171	90	93
Asset Protection	40	41	37
Corporate and Other	(155)	(247)	(162)
Pre-tax adjusted operating income	333	390	468
Non-operating income (loss)	38	(113)	56
Income before income tax	371	277	524
Income tax expense (benefit)	86	43	97
Net income	$285	$234	$427
Pre-tax adjusted operating income	$333	$390	$468
Adjusted operating income tax (expense) benefit	(51)	(66)	(86)
After-tax adjusted operating income	282	324	382
Non-operating income (loss)	38	(113)	56
Income tax (expense) benefit on adjustments	(35)	23	(11)
Net income	$285	$234	$427
Non-operating income (loss)
Derivative gains (losses), net	$48	$(195)	$(368)
Investment gains (losses), net	102	(40)	309
VA/VUL market impacts(1)	21	—	—
Goodwill impairment	(129)	—	—
Less: related amortization(2)	104	(30)	(24)
Less: VA GLWB economic cost	(100)	(92)	(91)
Total non-operating income (loss)	$38	$(113)	$56

(1)  Represents the immediate impacts on DAC, VOBA, reserves, and other non-cash items in current period results due to changes in current market conditions on estimates of profitability, which are excluded from pre-tax and after-tax adjusted operating income (loss) beginning in Q1 of 2021.

(2)  Includes amortization of DAC/VOBA and benefits and settlement expenses that are impacted by net gains (losses).

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

	For The Year Ended December 31,
	2021	2020	2019
		(Recast)	(Recast)
	(Dollars In Millions)
Net Investment Income
Retail Life and Annuity	$1,110	$1,015	$945
Acquisitions	1,590	1,648	1,533
Stable Value Products	303	230	244
Asset Protection	20	23	28
Corporate and Other	(41)	(27)	75
Total net investment income	$2,982	$2,889	$2,825
Amortization of DAC and VOBA
Retail Life and Annuity	$222	$116	$100
Acquisitions	19	24	11
Stable Value Products	5	3	3
Asset Protection	63	65	62
Corporate and Other	—	—	—
Total amortization of DAC and VOBA	$309	$208	$176
	Operating Segments As of December 31, 2021
	(Dollars In Millions)
	Retail Life and Annuity	Acquisitions	Stable Value Products
Investments and other assets	$44,549	$54,561	$8,392
DAC and VOBA	2,806	870	15
Other intangibles	334	29	5
Goodwill	430	24	114
Total assets	$48,119	$55,484	$8,526
	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$950	$18,063	$126,515
DAC and VOBA	178	—	3,869
Other intangibles	90	33	491
Goodwill	129	—	697
Total assets	$1,347	$18,096	$131,572

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.  OPERATING SEGMENTS — (Continued)

	Operating Segment Assets As of December 31, 2020
	(Recast)
	(Dollars In Millions)
	Retail Life and Annuity	Acquisitions	Stable Value Products
Investments and other assets	$40,194	$55,628	$5,928
DAC and VOBA	2,480	762	8
Other intangibles	367	33	6
Goodwill	559	24	114
Total assets	$43,600	$56,447	$6,056
	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$881	$19,493	$122,124
DAC and VOBA	170	—	3,420
Other intangibles	101	33	540
Goodwill	129	—	826
Total assets	$1,281	$19,526	$126,910

23.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company's unaudited consolidated quarterly operating data for the years ended December 31, 2021 and 2020 is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management's opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner's equity, and cash flows for a period of several quarters.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter(1)
	(Dollars In Millions)
For The Year Ended December 31, 2021
Gross premiums and policy fees	$1,095	$1,026	$1,054	$1,047
Reinsurance ceded	(317)	(326)	(311)	(366)
Net premiums and policy fees	778	700	743	681
Net investment income	720	742	753	767
Net gains (losses) — investments and derivatives	127	(33)	67	(11)
Other income	88	100	89	102
Total revenues	1,713	1,509	1,652	1,539
Total benefits and expenses	1,586	1,308	1,593	1,555
Income (loss) before income tax	127	201	59	(16)
Income tax expense	25	39	10	12
Net income (loss)	$102	$162	$49	$(28)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

23.  CONSOLIDATED QUARTERLY RESULTS — UNAUDITED — (Continued)

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Millions)
For The Year Ended December 31, 2020 (Recast)
Gross premiums and policy fees	$896	$1,009	$1,045	$1,053
Reinsurance ceded	(36)	(360)	(287)	(344)
Net premiums and policy fees	860	649	758	709
Net investment income	754	742	740	653
Net gains (losses) — investments and derivatives	(301)	(34)	111	(11)
Other income	128	111	115	184
Total revenues	1,441	1,468	1,724	1,535
Total benefits and expenses	1,600	1,294	1,564	1,433
Income (loss) before income tax	(159)	174	160	102
Income tax (benefit) expense	(30)	32	29	12
Net income (loss)	$(129)	$142	$131	$90

(1)  The Company recorded a non-cash impairment charge of $129 million Q4 2021. Refer to Note 10, Goodwill for additional information.

24.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2021, and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Millions)
For The Year Ended December 31, 2021
Retail Life and Annuity	$2,806	$19,506	$—	$11,674	$1,474	$1,110	$2,316	$222	$224	$—
Acquisitions	870	34,478	1	5,914	1,320	1,590	2,411	19	234	28
Stable Value Products	15	—	—	8,526	—	303	124	5	3	—
Asset Protection	178	34	843	—	98	20	59	63	108	97
Corporate and Other	—	46	1	78	10	(41)	14	—	111	10
Total	$3,869	$54,064	$845	$26,192	$2,902	$2,982	$4,924	$309	$680	$135
For The Year Ended December 31, 2020 (Recast)
Retail Life and Annuity	$2,480	$18,483	$—	$10,914	$1,541	$1,015	$2,168	$116	$199	$—
Acquisitions	762	35,537	2	6,361	1,317	1,648	2,510	24	267	90
Stable Value Products	8	—	—	6,056	—	230	133	3	4	—
Asset Protection	170	40	779	—	107	23	75	65	94	105
Corporate and Other	—	47	1	68	11	(27)	15	—	218	11
Total	$3,420	$54,107	$782	$23,399	$2,976	$2,889	$4,901	$208	$782	$206
For The Year Ended December 31, 2019 (Recast)
Retail Life and Annuity	$2,417	$17,674	$—	$9,402	$1,244	$945	$1,765	$100	$209	$—
Acquisitions	924	36,176	2	6,387	1,173	1,533	2,237	11	232	42
Stable Value Products	5	—	—	5,444	—	244	144	3	4	—
Asset Protection	174	44	792	—	120	28	93	62	98	180
Corporate and Other	—	51	1	78	11	75	17	—	232	12
Total	$3,520	$53,945	$795	$21,311	$2,548	$2,825	$4,256	$176	$775	$234

(1)  Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)  Excludes Life Insurance.

See the accompanying Report of Independent Registered Public Accounting Firm

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Millions)
For The Year Ended December 31, 2021:
Life insurance in-force	$829,253	$(222,865)	$191,110	$797,498		24.0%
Premiums and policy fees:
Life insurance	2,843	(1,113)	1,037	2,767	(1)	37.5%
Accident/health insurance	32	(19)	28	41		68.3
Property and liability insurance	281	(188)	1	94		1.1
Total	$3,156	$(1,320)	$1,066	$2,902
For The Year Ended December 31, 2020 (Recast):
Life insurance in-force	$785,197	$(244,588)	$206,050	$746,659		27.6%
Premiums and policy fees:
Life insurance	2,661	(826)	934	2,769	(1)	33.7%
Accident/health insurance	37	(23)	90	104		86.5
Property and liability insurance	279	(178)	2	103		1.9
Total	$2,977	$(1,027)	$1,026	$2,976
For The Year Ended December 31, 2019 (Recast):
Life insurance in-force	$766,197	$(271,601)	$212,574	$707,170		30.1%
Premiums and policy fees:
Life insurance	2,853	(1,312)	836	2,377	(1)	35.2%
Accident/health insurance	42	(90)	41	(7)		(585.7)
Property and liability insurance	281	(106)	3	178		1.7
Total	$3,176	$(1,508)	$880	$2,548

(1)  Includes annuity policy fees of $199 million, $163 million, and $164 million, and for the years ended December 31, 2021, 2020, and 2019, respectively.

See the accompanying Report of Independent Registered Public Accounting Firm

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Millions)
As of December 31, 2021
Allowance for funded commercial mortgage loan credit losses	$222	$—	$—	$(119)	$103
As of December 31, 2020
Allowance for funded commercial mortgage loan credit losses	$5	$140	$80	$(3)	$222

See the accompanying Report of Independent Registered Public Accounting Firm